     As filed with the Securities and Exchange Commission on April 28, 2003
                                                             File Nos. 333-63336
                                                                       811-2143
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                 REGISTRATION STATEMENT UNDER THE
                 SECURITIES ACT OF 1933                    [_]

                 PRE-EFFECTIVE AMENDMENT NO.               [_]
                 POST-EFFECTIVE AMENDMENT NO. 2            [X]

                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                              AMENDMENT NO. 35 [X]
                        (Check Appropriate Box or Boxes)

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                           (Exact Name of Registrant)

                       JOHN HANCOCK LIFE INSURANCE COMPANY
                               (Name of Depositor)

                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (Address Of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, Including Area Code: (617) 572-9196

                           ARNOLD R. BERGMAN, ESQUIRE
                       JOHN HANCOCK LIFE INSURANCE COMPANY
                INSURANCE & SEPARATE ACCOUNTS DEPT. - LAW SECTOR
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                     (Name and Address of Agent for Service)
                            -------------------------

                                    Copy to:
                               THOMAS C. LAUERMAN
                                 Foley & Lardner
                               3000 K Street, N.W.

                             Washington, D.C. 20007

                           --------------------------

It is proposed that this filing become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2003 pursuant to paragraph (b) of Rule 485
[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933 and filed its Notice for fiscal year 2002 pursuant to Rule 24f-2 on March 25, 2003.

                           PROSPECTUS DATED MAY 1, 2003

                      SIGNATURE IMMEDIATE VARIABLE ANNUITY I

                      an immediate variable annuity contract
                                     funded in

               JOHN HANCOCK LIFE INSURANCE COMPANY ("JOHN HANCOCK")
                      JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

   The contract enables you to earn investment-based returns in the following investment options:

VARIABLE INVESTMENT OPTIONS:             UNDERLYING FUND MANAGED BY:
----------------------------             ---------------------------
 EQUITY OPTIONS:
  Equity Index; .......................   SSgA Funds Management, Inc.
  Large Cap Value .....................   T. Rowe Price Associates, Inc.
  Large Cap Growth ....................   Independence Investment LLC
  Earnings Growth .....................   Fidelity Management & Research Company
  Growth & Income .....................   Independence Investment LLC and Putnam Investment Management, LLC
  Fundamental Value ...................   Wellington Management Company, LLP
  Small/Mid Cap CORE (SM) .............   Goldman Sachs Asset Management, L.P.
  Small/Mid Cap Growth ................   Wellington Management Company, LLP
  Small Cap Growth ....................   John Hancock Advisers, LLC
  Small Cap Emerging Growth ...........   Wellington Management Company, LLP
  International Equity Index ..........   Independence Investment LLC
  International Opportunities .........   T. Rowe Price International, Inc.
  Overseas Equity .....................   Capital Guardian Trust Company
  Emerging Markets Equity .............   Van Kampen (a registered trade name of Morgan Stanley Investment Management Inc.)
  Real Estate Equity ..................   RREEF America LLC and Van Kampen (a registered trade name of Morgan Stanley Investment
                                            Management Inc.)

 BALANCED OPTIONS:
  Managed .............................   Independence Investment LLC and Capital Guardian Trust Company

 BOND & MONEY MARKET OPTIONS:
  Short-Term Bond .....................   Independence Investment LLC
  Bond Index ..........................   Standish Mellon Asset Management Company LLC
  Active Bond .........................   John Hancock Advisers, LLC
  High Yield Bond .....................   Wellington Management Company, LLP
  Global Bond .........................   Capital Guardian Trust Company
  Money Market ........................   Wellington Management Company, LLP

     Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than John Hancock. They involve investment risks including the possible loss of principal.

     The investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete investment options in the future. You may use up to four investment options at any one time.

     When you select one or more of these investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Series Fund"). In this prospectus, the investment options of the Series Fund are referred to as "funds". In the prospectuses for the Series Fund, the investment options may also be referred to as "funds," "portfolios" or "series."

     The Series Fund is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each investment option you select will depend on those of the corresponding fund of the Series Fund. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for the Series Fund. The Series Fund prospectus contains detailed information about each available fund. Be sure to read that prospectus before selecting any of the investment options shown on page 1.

                      JOHN HANCOCK ANNUITY SERVICING OFFICE

                                 MAIL DELIVERY:
                            Annuities Division, T-24
                              200 Clarendon Street
                                Boston, MA 02117

                            PHONE:  1-800-624-5155

                            FAX:    1-617-572-7884

********************************************************************************

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                             GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

     .    The first section contains an "INDEX OF KEY WORDS."

     . Behind the index is the "FEE TABLES." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

     . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

     . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

     The Series Fund's prospectus is attached at the end of this prospectus. You should save the prospectus for future reference.

                                IMPORTANT NOTICES

This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

We've also filed with the SEC a "Statement of Additional Information." This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 22.

The contract is not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

                                INDEX OF KEY WORDS

We define or explain each of the following key words used in this prospectus on the pages shown below:

KEY WORD                                                                   PAGE

Annuitant.................................................................    9
Annuity payment...........................................................    9
Assumed interest rate.....................................................   10
Contract year.............................................................    9
Date of issue.............................................................    9
Funds.....................................................................    2
Owner.....................................................................    9
Payee.....................................................................    9
Premium payment...........................................................    9
Pricing date..............................................................   10
Series Fund...............................................................    2
Investment options........................................................    1

                                   FEE TABLES

      THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING A SIGNATURE IMMEDIATE VARIABLE ANNUITY CONTRACT. THE FIRST TABLE DESCRIBES THE CHARGES THAT YOU WILL PAY AT THE TIME THAT YOU TRANSFER ACCOUNT VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED AT THE TIME YOU BUY THE CONTRACT.

----------------------------------------------------------------------------------------------------------------------
    Contractowner Transaction Expenses                       Signature Immediate Variable Annuity
----------------------------------------------------------------------------------------------------------------------
 Maximum transfer charge/1/                                                    $25
----------------------------------------------------------------------------------------------------------------------

/1/This charge is not currently imposed, but we reserve the right to do so if you request a transfer of assets from one investment option to another investment option more than 4 times a year. See our response to the question "How can I change my selected investment options?" in the Basic Information section of this prospectus.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE FEES AND EXPENSES PAID AT THE FUND LEVEL.

----------------------------------------------------------------------------------------------------------------------
                                                                       Signature Immediate Variable Annuity
----------------------------------------------------------------------------------------------------------------------
Separate Account Annual Expenses (as a percentage of average account value)/2/

  Mortality and Expense Risk Charge                                                      0.65%

  Administrative Services Charge                                                         0.20%
                                                                                         ----
Total Separate Account Annual Expenses                                                   0.85%
----------------------------------------------------------------------------------------------------------------------

/2/This charge is the maximum annual contract expense that we may charge if you purchase the contract. We may charge less from time to time. See our response to the question "To what extent can John Hancock vary the terms and conditions of the contracts?" in the Basic Information section of this prospectus.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME YOU OWN A SIGNATURE IMMEDIATE VARIABLE ANNUITY CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE SERIES FUND'S PROSPECTUS.

----------------------------------------------------------------------------------------------------------------------
                Total Annual Fund Operating
                           Expenses                                         Minimum                  Maximum
----------------------------------------------------------------------------------------------------------------------
 Range of expenses that are deducted from fund assets, including              0.23%                    3.45%
 management fees, distribution and/or service (12b-1) fees, and other expenses
----------------------------------------------------------------------------------------------------------------------
 Range of expenses after taking account of certain reimbursements or          0.23%                    1.60%*
 waivers of expenses and fees
----------------------------------------------------------------------------------------------------------------------

* Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by the John Hancock Variable Series Trust I. The following table lists the JHVST funds available under your contract that are subject to these agreements. See the prospectus for the Series Fund for other information on reimbursement or waiver arrangements affecting the funds.

THE NEXT TABLE DESCRIBES FUND LEVEL FEES AND EXPENSES FOR EACH OF THE FUNDS. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE SERIES FUND.

----------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL FUND                     TOTAL FUND
                                              DISTRIBUTION    OTHER OPERATING    OPERATING                      OPERATING
                                 INVESTMENT        AND           EXPENSES         EXPENSES                      EXPENSES
                                 MANAGEMENT  SERVICE (12B-1)      WITHOUT         WITHOUT        EXPENSE          WITH
FUND NAME                            FEE          FEES         REIMBURSEMENT   REIMBURSEMENT  REIMBURSEMENT   REIMBURSEMENT
----------------------------------------------------------------------------------------------------------------------------
JOHN HANCOCK VARIABLE
  SERIES TRUST I  (NOTE 1):
----------------------------------------------------------------------------------------------------------------------------
Equity Index ..................    0.13%           N/A             0.10%            0.23%         0.00%           0.23%
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value................    0.75%           N/A             0.08%            0.83%         0.00%           0.83%
----------------------------------------------------------------------------------------------------------------------------
Large Cap Growth ..............    0.79%           N/A             0.08%            0.87%         0.00%           0.87%
----------------------------------------------------------------------------------------------------------------------------
Earnings Growth* ..............    0.95%           N/A             0.09%            1.04%         0.00%           1.04%
----------------------------------------------------------------------------------------------------------------------------
Growth & Income ...............    0.67%           N/A             0.08%            0.75%         0.00%           0.75%
----------------------------------------------------------------------------------------------------------------------------
Fundamental Value .............    0.77%           N/A             0.08%            0.85%         0.00%           0.85%
----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap CORE (SM) .......    1.05%           N/A             0.25%            1.30%         0.15%           1.15%
----------------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Growth ..........    0.97%           N/A             0.10%            1.07%         0.00%           1.07%
----------------------------------------------------------------------------------------------------------------------------
Small Cap Growth ..............    1.05%           N/A             0.08%            1.13%         0.00%           1.13%
----------------------------------------------------------------------------------------------------------------------------
Small Cap Emerging Growth* ....    1.05%           N/A             0.14%            1.19%         0.04%           1.15%
----------------------------------------------------------------------------------------------------------------------------
International Equity Index ....    0.18%           N/A             0.28%            0.46%         0.18%           0.28%
----------------------------------------------------------------------------------------------------------------------------
International Opportunities ...    1.14%           N/A             0.41%            1.55%         0.31%           1.24%
----------------------------------------------------------------------------------------------------------------------------
Overseas Equity*  .............    1.05%           N/A             0.40%            1.45%         0.30%           1.15%
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity .......    1.50%           N/A             1.95%            3.45%         1.85%           1.60%
----------------------------------------------------------------------------------------------------------------------------
Real Estate Equity ............    0.98%           N/A             0.09%            1.07%         0.00%           1.07%
----------------------------------------------------------------------------------------------------------------------------
Managed .......................    0.68%           N/A             0.08%            0.76%         0.00%           0.76%
----------------------------------------------------------------------------------------------------------------------------
Short-Term Bond ...............    0.60%           N/A             0.08%            0.68%         0.00%           0.68%
----------------------------------------------------------------------------------------------------------------------------
Bond Index ....................    0.14%           N/A             0.11%            0.25%         0.01%           0.24%
----------------------------------------------------------------------------------------------------------------------------
Active Bond ...................    0.61%           N/A             0.08%            0.69%         0.00%           0.69%
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond ...............    0.80%           N/A             0.16%            0.96%         0.06%           0.90%
----------------------------------------------------------------------------------------------------------------------------
Global Bond ...................    0.85%           N/A             0.16%            1.01%         0.06%           0.95%
----------------------------------------------------------------------------------------------------------------------------
Money Market ..................    0.25%           N/A             0.07%            0.32%         0.00%           0.32%
----------------------------------------------------------------------------------------------------------------------------

(1) Under its current investment management agreements with the John Hancock Variable Series Trust I ("JHVST"), John Hancock Life Insurance Company has contractually agreed to reimburse each JHVST fund when the fund's "other fund expenses" exceed 0.10% of its average daily net assets. The agreements will remain in effect until May 1, 2004, and may be renewed each year thereafter by JHVST. Percentages shown for the Large Cap Growth and Small/Mid Cap CORE(SM) funds are calculated as if the current management fee schedules, which apply to these funds effective October 1, 2002, were in effect for all of 2002. Percentages shown for the Small Cap Emerging Growth fund are calculated as if the current management fee schedule, which applies to this fund effective May 1, 2003, was in effect for all of 2002. "CORE(SM)" is a service mark of Goldman, Sachs & Co.

     * Earnings Growth was formerly "Multi Cap Growth," Small Cap Emerging Growth was formerly "Small Cap Equity," and Overseas

EXAMPLES

     THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN A SIGNATURE IMMEDIATE VARIABLE ANNUITY CONTRACT WITH THE COST OF INVESTING IN OTHER IMMEDIATE VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE THE SEPARATE ACCOUNT ANNUAL EXPENSES AND THE TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT ARE IMPOSED ON THE RESERVES WE HOLD IN THE SEPARATE ACCOUNT TO FUND YOUR ANNUITY PAYMENTS. THE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND WILL BE DIFFERENT FOR OTHER ANNUITY PAYMENT OPTIONS, AGES AND SEX.

     THE FIRST EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN AN AN IMMEDIATE LIFE ANNUITY ON A 65-YEAR OLD FEMALE WITH PAYMENTS GUARANTEED FOR 20 CONTRACT YEARS USING AN "ASSUMED INTEREST RATE" OF 3.5%, AND THE FIRST ANNUITY PAYMENT STARTS ON THE DATE OF ISSUE. THE EXAMPLE ALSO ASSUMES THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS AND THAT THE FUNDS HAVE A 5% RETURN EACH YEAR THROUGHT THE PERIOD SHOWN. ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, THE COSTS WOULD BE:

Signature Immediate Variable Annuity - maximum fund-level total operating expenses

                                            1 YEAR   3 YEARS   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
       SEPARATE ACCOUNT AND FUND
       LEVEL EXPENSES AT THE END OF
       PERIOD ON IMMEDIATE ANNUITY
       RESERVES:                              $43      $124       $196      $342
--------------------------------------------------------------------------------

     THE NEXT EXAMPLE ALSO ASSUMES THAT YOU INVEST $10,000 IN AN AN IMMEDIATE LIFE ANNUITY ON A 65-YEAR OLD FEMALE WITH PAYMENTS GUARANTEED FOR 20 CONTRACT YEARS USING AN "ASSUMED INTEREST RATE" OF 3.5%, AND THE FIRST ANNUITY PAYMENT STARTS ON THE DATE OF ISSUE. THIS EXAMPLE ALSO ASSUMES THAT THE FUNDS HAVE A 5% RETURN EACH YEAR THROUGHT THE PERIOD SHOWN, BUT IT ASSUMES THE MINIMUM FEES AND EXPENSES OF ANY OF THE FUNDS. ALTHOUGH ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, THE COSTS WOULD BE:

Signature Immediate Variable Annuity - minimum fund-level total operating expenses

                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------
       SEPARATE ACCOUNT AND FUND
       LEVEL EXPENSES AT THE END OF
       PERIOD ON IMMEDIATE ANNUITY
       RESERVES:                              $11     $32      $52       $96
--------------------------------------------------------------------------------

For further information on how we compute the amount of each annuity payment, see the section entitled "Annuity Purchase Rates" on page 12 and our response to the question "How will the value of my annuity payment change over time" in the Basic Information section of this prospectus.

                                BASIC INFORMATION

     This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

    QUESTION                                                                       STARTING ON PAGE
    --------                                                                       ----------------
What is the contract? ....................................................................  9

Who owns the contract? ...................................................................  9

Who is the annuitant? Who is the payee? ..................................................  9

How can I buy a contract? ................................................................  9

How will the value of my annuity payment change over time? ............................... 10

What annuity benefits does the contract provide? ......................................... 11

What are the tax consequences of owning a contract? ...................................... 13

To what extent can John Hancock vary the terms and conditions of the contracts? .......... 13

How can I change my selected investment options? ......................................... 14

What fees and charges will be deducted from my contract? ................................. 15

What happens if the annuitant dies? ...................................................... 15

Can I return my contract? ................................................................ 15

WHAT IS THE CONTRACT?

     The contract is a single premium immediate variable annuity contract. An "annuity contract" provides a person with a series of periodic payments, and each of these payments is called an annuity payment. Under a "variable" annuity contract, the amount of each annuity payment will increase or decrease based upon the value of the investment options you have chosen.

     This is an "immediate" variable annuity contract because we start making annuity payments on the last business day of the month that coincides with your contract's date of issue. (If your contract's date of issue is the last business day of a month, however, we start making annuity payments on the first business day of the following month.) The date of issue is the later of (a) the date we approve your application and (b) the date we receive your single premium. By "single premium," we mean that you pay only one lump sum to purchase the contract.

     We measure the years and anniversaries of your contract from its date of issue. We use the term "contract year" to refer to each period of time between anniversaries of your contract's date of issue.

WHO OWNS THE CONTRACT?

     We designed this contract primarily for purchase by, or on behalf of, individuals who qualify for a distribution from their retirement plans. Unless the contract provides otherwise, each such individual is the owner of the contract and can exercise the rights under the contract, such as the right to choose the investment options. In writing this prospectus, we've assumed that you, the reader, are the person entitled to exercise the rights and obligations under discussion.

WHO IS THE ANNUITANT? WHO IS THE PAYEE?

     The annuitant is the person(s) upon whose life annuity payments will be based. The annuitant is the measuring person for the Life Annuity/No Refund and Life Income with 5, 10, or 20 years Guarantee Annuity options. The Annuitant and the Contingent Annuitant are the Measuring Persons for the Contingent Annuitant with Continuance Annuity options. The payee is the person who receives annuity payments from us. Unless the contract provides otherwise, you are both the annuitant and payee.

HOW CAN I BUY A CONTRACT?

Premium payment

     We call the investment you make in your contract the premium or premium payment. You need at least $50,000 to purchase a contract.

Applying for a contract

     An authorized representative of the broker-dealer through whom you purchase your contract will assist you in (1) completing an application for a contract and (2) transmitting it, along with your premium payment, to the John Hancock Annuity Servicing Office.

     Once we receive your premium and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If, for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

     We will not issue a contract if you are age 85 or older. We may waive this limit, however.

Ways to make premium payment

     Premium payments made by check or money order should be:

..   drawn on a U.S. bank,

..   drawn in U.S. dollars, and

..   made payable to "John Hancock."

     We will not accept credit card checks. Nor will we accept starter or third party checks that fail to meet our administrative requirements.

     In certain circumstances, we will also accept your premium payment by exchange from another insurance company. You can find information about other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing Office.

HOW WILL THE VALUE OF MY ANNUITY PAYMENT CHANGE OVER TIME?

     We use a measuring device called an "annuity unit" to help us compute the amount of each annuity payment from each of your selected investment options. Each investment option has its own annuity unit, with its own annuity unit value, for each "assumed interest rate."

     The NUMBER of annuity units used to compute your annuity payment from an investment option normally doesn't change while you receive annuity payments, unless you make a transfer from one investment option to another. Our initial determination of the number of annuity units for your contract uses an "annuity purchase rate" for the annuity payment option under which your annuity payments will be made. We discuss annuity purchase rates in more detail in response to the question "What annuity benefits does the contract provide?" We describe how we determine the number of annuity units in more detail in the Statement of Additional Information.

     The AMOUNT of each annuity payment normally will change based on the number of the contract's annuity units in an investment option times the value of one such unit as of the "pricing date" (explained below) for each annuity payment. Here's how it works:

..   we calculate the actual net investment return of the investment option
    (after deducting all charges) during the period between the "pricing date" used for determining the immediately previous annuity payment and the "pricing date" used for determining the current annuity payment. For your first annuity payment, however, we use the period between your contract's date of issue and its first "pricing date."

..   if that actual net investment return exceeds the "assumed interest rate"
    (explained below), the current payment will be larger than the previous one

..   if the actual net investment return is less than the assumed interest rate, the current payment will be smaller than the previous one.

If you change any investment options between pricing dates, we will calculate the actual net investment return of the existing investment option(s) up to the date of the transfer, and the actual net investment return of the new investment option(s) from the date of the transfer to the second pricing date.

      Pricing date

     We use the term pricing date to refer to the business day on which we determine the amount of an annuity payment. The pricing date for the first annuity payment is generally the second to last business day of the month in which we issue your annuity contract. The pricing date for each annuity payment after that, unless we approve otherwise, is the second to last business day of the month in which the annuity payment is scheduled.

      Assumed interest rate

     The assumed interest rate is 3 1/2% per year, unless you elect an assumed interest rate of 5% on your application (provided the higher rate is available in your state). If you elect the higher assumed interest rate, your initial annuity payment will also be higher. Eventually, however, the annuity payments may be smaller than if you had elected the lower assumed interest rate.

WHAT ANNUITY BENEFITS DOES THE CONTRACT PROVIDE?

Annuity payment options

     You select the annuity payment option in your application for the contract from among the following:

      Life Annuity/No Refund

     Under this annuity payment option, annuity payments are made to you during your lifetime. No further annuity payments are due after your date of death.

      Life Income with Payments Guaranteed for 5, 10, or 20 Contract Years

     Under this annuity payment option, annuity payments are made to you during your lifetime. If your date of death is within the selected guaranteed period, we will continue to make annuity payments to your designated beneficiary for the balance of that guaranteed period. Annuity payments to the beneficiary will be variable in amount, based on the then current value of the selected investment options, and the beneficiary will be able to change investment options during this period. If there is no surviving beneficiary at the time of your death, annuity payments will be made to your estate.

      Contingent Annuitant with continuance of 50%, 66 2/3%, 75%, or 100%

     Under this annuity payment option, annuity payments are made to you during your lifetime. After your date of death, we will continue to make annuity payments to your designated Contingent Annuitant for the remainder of the Contingent Annuitant's lifetime. If you elect a "continuance" rate of less than 100%, we will reduce the number of annuity units used to calculate these payments from each investment option that was selected and in effect immediately prior to your date of death. Annuity payments to the Contingent Annuitant will be variable in amount, based on the then current value of the selected investment options, and the Contingent Annuitant will be able to change investment options during this period. No payments are made to the Contingent Annuitant, however, if he or she predeceases you.

Frequency of annuity payments

     On your application, you select how frequently you want to receive annuity payments. You may schedule annuity payments to be paid on a monthly, quarterly, semi-annual or annual basis. The first annuity payment is generally made on the last business date of the month in which we issue your policy. After that, unless we approve otherwise, annuity payments are paid to you:

..   on the last business day of every month for monthly annuity payments,

..   on the last business day of every 3/rd /month for quarterly annuity payments,

..   on the last business day of every 6/th/ month for semi-annual annuity payments, or

..   on the last business day of every 12/th/ month for annual annuity payments.

     Your selection will affect the number of annuity units we will use to determine the amount of your annuity payments. In general, we will use FEWER annuity units over a 12 month period for an investment option if your select LESS FREQUENT annuity payments.

Annuity purchase rates

     Your selections will affect the number of annuity units that we will use to determine the amount of your annuity payments. This is because, in most cases, annuity purchase rates vary by the age and gender of the annuitant, the selected annuity option, the selected frequency of annuity payments and the assumed interest rate. As a result, you will generally receive a lower annuity payment if you buy the contract at a younger age than you would if you bought the contract at a higher age. Similarly, because the rates differ by gender, annuity payments to a female will generally be lower (5% to 15%) than for males.

     We provide a more detailed explanation about the way we use annuity purchase rates to determine annuity units and annuity payment amounts in the Statement of Additional Information. In general, a HIGHER annuity purchase rate will result in a HIGHER number of annuity units for the same investment option.

     For example, assume you are aged 65 and want to purchase a monthly annuity in the form of a single life annuity/no refund or in the form of a single life income with annuity payments guaranteed for a selected period. For a male, the rates range from:

..   $5.84 for a life annuity/no refund and a 3.5% assumed interest rate ($6.74 for a 5.0% assumed interest rate where available), to

..   $5.79 for a life income with guaranteed period of 5 years and a 3.5% assumed interest rate ($6.68 for a 5.0% assumed interest rate where available), to

..   $5.63 for a life income with guaranteed period of 10 years and a 3.5%
    assumed interest rate ($6.49 for a 5.0% assumed interest rate where available), to

..   $5.05 for a life income with guaranteed period of 20 years and a 3.5%
    assumed interest rate ($5.87 for a 5.0% assumed interest rate where available).

For a female age 65, the rates for a single life annuity range from:

..   $5.28 for a life annuity/no refund and a 3.5% assumed interest rate ($6.17 for a 5.0% assumed interest rate where available), to

..   $5.25 for a life income with guaranteed period of 5 years and a 3.5% assumed interest rate ($6.13 for a 5.0% assumed interest rate where available), to

..   $5.17 for a life income with guaranteed period of 10 years and a 3.5%
    assumed interest rate ($6.04 for a 5.0% assumed interest rate where available), to

..   $4.84 for a life income with guaranteed period of 20 years and a 3.5%
    assumed interest rate ($5.68 for a 5.0% assumed interest rate where available).

     The annuity purchase rate for a "contingent" form of annuity payment differs from those for a single life annuity. A "contingent" form continues annuity payments after the first annuitant's death to the surviving annuitant until the survivor's death. For example, the rate for a male age 65 and a female age 65 under a "100% contingent" annuity is:

..   $4.67 for a contingent life annuity/no refund and a 3.5% assumed interest rate ($5.52 for a 5.0% assumed interest rate where available).

(Signature Immediate Variable Annuity contracts are not available in a "contingent" form of annuity payment with a guaranteed period of years.)

     You can find information about our current annuity purchase rates by contacting your John Hancock representative or by contacting the John Hancock Annuity Servicing office.

No changes permitted

     After your contract is issued, under our current administrative procedures we will NOT permit you:

..   to change your selected annuity payment option,

..   to change your selected frequency of annuity payments,

..   to change the selected guaranteed period under a Life Income with Payments
    Guaranteed for 5, 10 or 20 Years annuity payment option,

..   to change the designated Contingent Annuitant under a Contingent Annuitant with continuance of 50%, 66 2/3%, 75% or 100% annuity payment option, nor

..   to change the selected continuance rate under a Contingent Annuitant with continuance of 50%, 66 2/3%, 75% or 100% annuity payment option.

You should exercise care in selecting your annuity payment option choices.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

     If your contract is purchased with an "eligible rollover distribution" from a tax qualified retirement plan, we will issue your contract to qualify as an "IRA." Under current tax rules, federal income tax is not payable on the purchase transaction. You will be subject to income tax, however, on the full amount of each annuity payment.

     If your contract is NOT purchased with an "eligible rollover distribution," there may be income tax payable on any distribution used to pay for the contract. In addition, you may be able to exclude a portion of each annuity payment from income tax.

     Special rules apply with respect to contracts purchased as a result of a roll-over from another "IRA."

     We discuss tax withholding on annuity payments to you, as well as the terms "eligible rollover distribution" and "IRA" in the Tax Information section beginning on page 18.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF THE CONTRACTS?

State law insurance requirements

     Insurance laws and regulations apply to us in every state in which our contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

Variations in charges or rates

     We may vary the charges and other terms of our contracts where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the contracts. These include the types of variations discussed under "Certain changes" in the Additional Information section of this prospectus.

     We may also change our annuity purchase rates from time to time for contracts purchased on or after the date of the change.

HOW CAN I CHANGE MY SELECTED INVESTMENT OPTIONS?

Initial investment options

     When you apply for your contract, you specify the initial investment options that will be used to determine your annuity payments. You may use as many as 4 investment options at any one time.

Changing investment options

     Up to 4 times during each year of your contract, you may transfer, free of charge, all or part of the assets held in one investment option to any other investment option. Currently, we impose no charge for transfers of more than 4 per contract year, and count all transfers made on a single business day as 1 transfer. However, we reserve the right to impose a charge of up to $25 on any transfers in excess of 4 free transfers or to prohibit any such transfers altogether. If we do impose a charge, we will deduct it from your next annuity payment.

     You may NOT

..   make any transfer that would cause you to exceed the maximum of 4 investment options selected at one time, or

..   make any transfer over the life of the contract that would result in more than 99 investment options having been used.

This restriction on transfers will also apply to your designated beneficiary or Contingent Annuitant.

Procedure for changing investment options

     You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2.

     Your request should include

..   your name,

..   your daytime telephone number,

..   the contract number,

..   the names of the investment options being transferred to and from each, and

..   the percent to be transferred from each.

The request becomes effective on the day following our receipt of your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone requests

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures may include requiring personal identification, recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

WHAT FEES AND CHARGES WILL BE DEDUCTED FROM MY CONTRACT?

Mortality and expense risk charge

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, the maximum charge equals .65% of the value of the assets we have allocated to the investment options that support your variable annuity payments. We may charge you less.

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less. We may charge you less.

Administrative services charge

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide. On an annual basis, the maximum charge equals 0.20% of the value of the assets you have allocated to the Investment options. We may charge you less.

Premium taxes

  We make deductions for any applicable taxes based on the amount of a premium payment. This is usually called a "premium tax." Currently, certain local jurisdictions assess a premium tax of up to 5% of each premium payment.

WHAT HAPPENS IF THE ANNUITANT DIES?

  If the annuitant dies before we have made the first annuity payment, we will return the premium and the contract will be void.

  If the annuitant dies after we have made the first annuity payment, we may make additional annuity payments depending on the annuity payment option selected. We describe the annuity options above, in response to the question "What annuity benefits does a contract provide?"

 CAN I RETURN MY CONTRACT?

  In most cases, you have the right to cancel your contract within 10 days (or longer in some states) after you receive it. To cancel your contract, simply deliver or mail it to:

     .  the address shown on page 2, or

     .  the John Hancock representative who delivered the contract to you.

  In most states, you will receive a refund equal to the total value of your contract on the date of cancellation, increased by any charges for premium taxes deducted by us to that date. In some states, or if your contract was issued as an "IRA," you will receive a refund of the premium you have paid, less any payments we have made. The date of cancellation will be the date we receive the contract.

  Immediate annuity contracts cannot be surrendered for value after the right to cancel period ends, nor do we permit annuity payments to be accelerated or changed in any manner.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional information that is not contained in the Basic Information section.

  CONTENTS OF THIS SECTION                               STARTING ON PAGE

  Description of John Hancock...................................  17

  Who should purchase a contract................................  17

  How we support the investment options.........................  17

  Investment option valuation procedures........................  18

  Assignment, change of ownership or beneficiaries..............  18

  Tax information...............................................  18

  Performance information.......................................  20

  Reports.......................................................  20

  Voting privileges.............................................  20

  Certain changes...............................................  20

  Distribution of contracts.....................................  21

  Experts.......................................................  21

  Registration statement........................................  22

  Appendix - Illustrative annuity payment tables................  23

DESCRIPTION OF JOHN HANCOCK

    We are John Hancock, a stock life insurance company that was organized in 1862 under the laws of the Commonwealth of Massachusetts. On February 1, 2000, we converted to a stock company by "demutualizing" and changed our name from "John Hancock Mutual Life Insurance Company". As part of the demutualization process, we became a subsidiary of John Hancock Financial Services, Inc., a newly-formed publicly-traded corporation. Our home office is located at 200 Clarendon Street, Boston, Massachusetts 02117. We have authority to transact business in all 50 states. As of December 31, 2002, we had approximately $88 billion of assets.

WHO SHOULD PURCHASE A CONTRACT?

    We designed the contract primarily for individuals who are about to start receiving their retirement benefits. The contracts may be purchased with distributions from plans and trusts that qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"), such as:

.. pension or profit-sharing plans qualified under section 401(a) of the Code;

.. annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations;

.. traditional individual retirement account plans or traditional individual retirement annuity plans (together, "IRAs" or "traditional IRAs") satisfying the requirements of Section 408 of the Code;

.. SIMPLE IRA plans adopted under Section 408(p) of the Code; and

.. Simplified Employee Pension plans ("SEPs") adopted under Section 408(k) of the
  Code.

    When a contract is issued with distributions from a tax-qualified plan it becomes subject to special tax law requirements. Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. (Some such requirements may also apply to certain retirement plans that are not tax-qualified.)

    We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to your retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

    The contract may be also be purchased with amounts from other sources, including distributions from plans and trusts that do not qualify for special tax treatment under the Code. We provide general federal income tax information for contracts not purchased with distributions from a tax qualified retirement plan beginning on page 19.

    The annuity purchase rates under this contract are on a gender distinct basis.

HOW WE SUPPORT THE INVESTMENT OPTIONS

    We hold the fund shares that support our investment options in John Hancock Variable Annuity Account U (the "Account"), a separate account established by John Hancock under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

    The Account's assets, including the Series Fund's shares, belong to John Hancock. Each contract provides that amounts we hold in the Account pursuant to the contracts cannot be reached by any other persons who may have claims against us.

    All of John Hancock's general assets also support John Hancock's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all John Hancock's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

INVESTMENT OPTION VALUATION PROCEDURES

   We compute the net investment return and annuity unit values for each investment option as of the end of each business day. A business day is any day on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

ASSIGNMENT, CHANGE OF OWNERSHIP OR BENEFICIARIES

   The contracts cannot be sold, assigned, discounted, or pledged as collateral. You cannot change the owner of the contract during your lifetime.

   Upon your death:

.. under the Life Income with 5, 10, or 20 Years Guaranteed annuity payment option, the beneficiary becomes the owner for the remainder of the selected guaranteed period, and

.. under the Contingent Annuitant with continuance of 50%, 66 2/3%, 75%, or 100%, the Contingent Annuitant, if then living, becomes the owner for the remainder of his or her lifetime.

   If you have selected the Life Income with 5, 10, or 20 Years Guaranteed annuity payment option, you may change the beneficiary by written notice. Changes of beneficiary will take effect when we receive them, whether or not you are then alive. However, these changes are subject to certain other conditions.

TAX INFORMATION

Our income taxes

   We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

   The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account.
 Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts purchased with distributions from a tax qualified plan

     Eligible rollover distributions

   If your contract is purchased with an "eligible rollover distribution" from a tax qualified retirement plan, it will be issued to qualify as a traditional individual retirement annuity plan.

   Generally, an eligible rollover distribution is any distribution to an employee of all or a portion of the balance to the credit of the employee in a qualified retirement plan. An eligible rollover distribution does not include a distribution which is part of a series of substantially equal periodic payments, a required distribution or a hardship distribution. UNDER CURRENT LAW, AFTER-TAX CONTRIBUTIONS IN A QUALIFIED PLAN MAY NOW BE DIRECTLY OR INDIRECTLY ROLLED OVER INTO AN IRA.

   For purposes of the rollover rules, an eligible retirement plan includes pension or profit-sharing plans qualified under section 401(a) of the Code; annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; traditional IRAs; SIMPLE IRA plans adopted under Section 408(p) of the Code; and SEPS. An amount may be rolled over from (1) a traditional IRA to another traditional IRA; (2) any tax qualified plan to a traditional IRA; and (3) a section 403(b) tax-sheltered annuity to a traditional IRA or to another tax-sheltered 403(b) annuity.

   The tax laws require an eligible rollover distribution that is received by an employee to be "rolled over" to a successor tax qualified retirement plan within 60 days. If it is not rolled over within this time period, the plan participant may be subject to immediate taxation on the entire distribution.

   Withholding on rollover distributions

  The tax law requires tax qualified retirement plans to withhold 20% from an eligible rollover distribution paid to a plan participant that is "rolled over" to another tax qualified retirement plan within 60 days. Your retirement plan does not have to make the withholding, however, if you request your plan administrator to pay your rollover distribution directly to a successor tax qualified retirement plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

We have no responsibility for determining whether a particular retirement plan or a particular distribution qualifies, respectively, as a "qualified retirement plan" or as an "eligible rollover distribution" for purposes of applying the rollover rules.

   Annuity payments from traditional IRAs

  Annuity payments from contracts issued as traditional IRAs are generally subject to income tax in the year received at ordinary income tax rates. The contracts are not currently offered to qualify as "Roth IRAs," which are subject to different tax rules.

   Other annuity payments

  If your contract is purchased with a distribution from a tax qualified retirement plan that does not qualify as an "eligible rollover distribution," your annuity payments will generally be taxed as if the contract was not purchased with a distribution from a tax qualified plan. We provide general information on such contracts in the next section.

Contracts not purchased with distributions from a tax qualified plan

  If your contract is purchased with amounts from a non-tax qualified deferred compensation plan, or with amounts that are not part of an eligible rollover distribution from an eligible retirement plan, we generally will not issue the contract to qualify as an IRA. We require your employer to be responsible for any tax withholding and reporting on the purchase transaction.

   Undistributed gains

  We believe the contracts will be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in the investment options until we actually make an annuity payment.

   Annuity payments

  Each annuity payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the premium paid reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to a formula. The formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Diversification requirements

  Each of the funds of the Series Fund intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the Fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among Investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners.

See your own tax adviser

  The above description of Federal income tax consequences under the contracts is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing tax-qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, you should consult a qualified tax adviser.

PERFORMANCE INFORMATION

  We may advertise performance information about hypothetical annuity payments for some or all of the investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate performance information for 1, 3, 5, and 10 year periods or since the date the applicable fund (or its predecessor) was first used in the Account as an investment option.

  Performance information at the Account level may include the percentage change between

.. the value of a hypothetical variable annuity payment for an investment option at the beginning of the relevant period, and

.. the value of a hypothetical variable annuity payment for an investment option at the end of the relevant period.

Both calculations are based on the same premium, annuity payment option, frequency of payment and age and sex of the annuitant (and Contingent Annuitant, if applicable) on the contract's date of issue.

  At the Account level, performance information reflects adjustments for the mortality and expense risk charges. The performance information does not, however, reflect any premium tax charges.

  Performance information at the Account level will be lower than that total return at the Series Fund level where comparable charges are not deducted. See more regarding the John Hancock Variable Series Trust I (the "Series Fund") on page 2.

  We may also advertise illustrative periodic annuity payments that would have resulted under a hypothetical contract described in this prospectus. These illustrations assume that the contracts were offered at the commencement of the period shown, and the values and annuity payments had been based exclusively upon the investment experience of the specified investment option, assuming investment by each investment option in the corresponding fund of the Series Fund and its predecessors during the periods shown.

REPORTS

  At least annually, we will send you a report giving you the financial statements of the Series Fund. In addition, each time we make an annuity payment we will provide you with information on the number and value of the annuity units in each investment option used for that payment.

VOTING PRIVILEGES

  At meetings of the Series Fund's shareholders, we will generally vote all of the shares of each fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding investment option.

CERTAIN CHANGES

Changes to the Account

  We reserve the right, subject to applicable law, including any required shareholder approval,

.. to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

.. to add or delete variable investment options, funds, or other series funds,

.. to change the underlying investment vehicles,

.. to operate the Account in any form permitted by law, and

.. to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

   Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Variations in charges or rates for eligible classes

   We may allow a reduction in or the elimination of any contract charges. The affected contracts would involve sales to groups or classes of individuals under special circumstances that we expect to result in a reduction in our expenses associated with the sale or maintenance of the contracts, or that we expect to result in mortality or other risks that are different from those normally associated with the contracts.

   The entitlement to such variation in charges or rates will be determined by us based upon such factors as the following:

.. the size of the initial premium payment,

.. the size of the group or class,

.. the total amount of premium payments expected to be received from the group or class and the manner in which the premium payments are remitted,

.. the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality or morbidity risks associated with that group or class;

.. the purpose for which the contracts are being purchased and whether that purpose makes it likely that the costs and expenses will be reduced, or

.. the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

   We will make any reduction in charges or increase in initial guarantee rates according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or rates will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

DISTRIBUTION OF CONTRACTS

   Signator Investors, Inc. ("Signator"), formerly John Hancock Distributors, Inc., acts as principal distributor of the contracts sold through this prospectus. Signator is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 197 Clarendon Street, Boston, Massachusetts 02116. Signator is a subsidiary of John Hancock.

   You can purchase this contract only through Signator's registered representatives or through representatives who are designated by John Hancock Life Insurance Company to sell this contract and who are authorized by applicable law to sell variable annuity products. We do not expect commissions or other direct compensation be paid to Signator sales representatives for the sale of this contract. We offer these contracts on a continuous basis, but neither John Hancock or Signator is obligated to sell any particular amount of contracts.

EXPERTS

   Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of John Hancock Life Insurance Company at December 31, 2002 and 2001, and for each of the three years in the period ended December 31, 2002, and the financial statements of John Hancock Variable Annuity Account U at December 31, 2002 and for each of the periods indicated therein, as set forth in their reports. We've included these financial statements in the Statement of Additional

Information, which also is a part of the registration statement that contains this prospectus. These financial statements are included in the registration statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

 REGISTRATION STATEMENT

     This prospectus omits certain information contained in the registration statement that we filed with the SEC. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:

                                                           page of SAI

          DISTRIBUTION ........................................  2
          CALCULATION OF PERFORMANCE DATA .....................  2
          OTHER PERFORMANCE INFORMATION .......................  9
          CALCULATION OF ANNUITY PAYMENTS .....................  9
          ADDITIONAL INFORMATION ABOUT DETERMINING UNIT
          VALUES .............................................. 11
          PURCHASES AND REDEMPTIONS OF FUND SHARES ............ 12
          THE ACCOUNT ......................................... 12
          DELAY OF CERTAIN PAYMENTS ........................... 12
          LIABILITY FOR TELEPHONE TRANSFERS ................... 13
          VOTING PRIVILEGES ................................... 13
          FINANCIAL STATEMENTS ................................ 14

                 APPENDIX  - ILLUSTRATIVE  ANNUITY PAYMENT TABLES

     The following tables present illustrative periodic annuity payments that would have resulted under a contract described in this prospectus. The tables assume that the contracts were offered at the beginning of the first year shown, and the values and annuity payments had been based exclusively upon the investment experience of the specified investment option, assuming investment by each investment option in the corresponding fund of the Series Fund and its predecessors during the periods shown. We have not illustrated the other investment options because of the limited time that they have been available. The contracts described in this prospectus were first offered on the date of this prospectus.

     For the year ended December 31, 1986, we have calculated the values based upon the actual investment results of two corresponding variable life insurance managed separate accounts which were the predecessors to the Growth & Income and Active Bond funds, as if these funds had been in existence prior to March 28, 1986, the date of its reorganization.

  In the tables, we assume

          . your first annuity payment from an investment option, for January of the first year shown for that investment option, was $100,

          . charges have been assessed at annual rate of 0.85% for mortality and expense risks and administrative services, and

          . actual investment management fees and other fund expenses for the periods illustrated have also been assessed.

Absent expense reimbursements by John Hancock to certain of the funds for some periods, the values illustrated would have been lower.

 WHAT THE TABLES ILLUSTRATE

     Subject to the foregoing, each table indicates, at annual intervals, illustrative monthly variable annuity payments we would make under a contract for each investment option to an annuitant or other payee, assuming that an initial annuity payment of $100 was made in January of the first year indicated for the investment option. The form of annuity illustrated is a life annuity with payments guaranteed for 10 years. Because payments under this form are guaranteed for 10 years, it is assumed that the annuitant is living at the end of the 10 year period, and for each year shown after that. The table shows illustrative periodic annuity payments for an assumed interest rate ("AIR") of 3.5%, as well as an AIR of 5.0%. The 5.0% AIR is not available in all states.

     The tables do not show the amount of premium that an investor would need to pay to purchase the variable annuity payments shown. This will vary by a number of factors, such as the form of annuity, the age and sex of the annuitant(s), the value of an annuity unit on the date a contract is issued and the AIR you elect. If you elect an AIR of 5.0%, your initial annuity payment will be higher for the same amount of premium than if you elect an AIR of 3.5%, but subsequent payments eventually may be lower. See the section entitled "Annuity Purchase Rates" in the Basic Information section of this prospectus for additional information.

     The results shown should not be considered a representation of the future. A program of the type illustrated in the tables does not assure a profit or protect against depreciation in declining markets.

     You should contact your John Hancock representative, or the John Hancock Annuity Servicing Office, for information about the assumed interest rates that are available for you to select.

                                 GROWTH & INCOME

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986.

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1986 .......................................   $    100.17  $     99.08
December 1987 .......................................         99.57        97.07
December 1988 .......................................        112.42       108.05
December 1989 .......................................        135.26       128.18
December 1990 .......................................        135.21       126.30
December 1991 .......................................        159.73       147.10
December 1992 .......................................        171.91       156.05
December 1993 .......................................        187.21       167.52
December 1994 .......................................        177.30       156.38
December 1995 .......................................        227.32       197.69
December 1996 .......................................        266.30       228.29
December 1997 .......................................        325.02       274.71
December 1998 .......................................        407.06       339.22
December 1999 .......................................        452.02       371.35
December 2000 .......................................        451.74       365.82
December 2001 .......................................        363.71       290.24
December 2002 .......................................        268.38       211.00

     The amounts shown are based on the investment performance of the Growth & Income fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                LARGE CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986.

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1986 .......................................   $     98.14  $     97.06
December 1987 .......................................        100.50        97.98
December 1988 .......................................        110.70       106.40
December 1989 .......................................        136.57       129.41
December 1990 .......................................        140.11       130.88
December 1991 .......................................        164.75       151.73
December 1992 .......................................        178.96       162.46
December 1993 .......................................        196.08       175.47
December 1994 .......................................        184.75       162.96
December 1995 .......................................        232.24       201.98
December 1996 .......................................        266.74       228.67
December 1997 .......................................        329.34       278.36
December 1998 .......................................        441.04       367.57
December 1999 .......................................        525.58       431.86
December 2000 .......................................        489.64       396.54
December 2001 .......................................        383.65       306.16
December 2002 .......................................        262.02       205.99

     The amounts shown above are based on the investment performance of the Large Cap Growth fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                              SMALL/MID CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1994.

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1994 .......................................   $     96.43  $     95.61
December 1995 .......................................        125.41       122.60
December 1996 .......................................        159.13       153.37
December 1997 .......................................        156.85       149.00
December 1998 .......................................        155.30       145.42
December 1999 .......................................        159.86       147.55
December 2000 .......................................        189.63       172.57
December 2001 .......................................        186.10       166.92
December 2002 .......................................        138.05       121.99

     The amounts shown are based on the investment performance of the Small/Mid Cap Growth fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                           INTERNATIONAL EQUITY INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1988.

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1988 .......................................   $    102.23  $    101.36
December 1989 .......................................        111.93       109.41
December 1990 .......................................         98.68        95.07
December 1991 .......................................        113.73       108.02
December 1992 .......................................        109.63       102.62
December 1993 .......................................        138.95       128.24
December 1994 .......................................        125.27       113.95
December 1995 .......................................        129.60       116.20
December 1996 .......................................        135.36       119.63
December 1997 .......................................        123.43       107.51
December 1998 .......................................        142.23       122.13
December 1999 .......................................        179.19       151.71
December 2000 .......................................        146.46       122.20
December 2001 .......................................        112.09        92.16
December 2002 .......................................         91.13        73.82

     The amounts shown above are based on the investment performance of the International Equity Index fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables

                               REAL ESTATE EQUITY

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity payment of $100 in January, 1988.

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1988 .......................................   $    101.82  $    100.96
December 1989 .......................................        104.35       102.00
December 1990 .......................................         78.81        75.91
December 1991 .......................................         98.54        93.57
December 1992 .......................................        110.03       102.99
December 1993 .......................................        124.59       114.97
December 1994 .......................................        122.47       111.40
December 1995 .......................................        133.16       119.41
December 1996 .......................................        169.34       149.70
December 1997 .......................................        192.26       167.55
December 1998 .......................................        151.08       129.74
December 1999 .......................................        143.49       121.46
December 2000 .......................................        191.80       160.09
December 2001 .......................................        190.23       156.50
December 2002 .......................................        183.95       149.15

     The amounts shown above are based on the investment performance of the Real Estate Equity fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                     MANAGED

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1986.

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1986 .......................................   $    103.40  $    102.28
December 1987 .......................................        106.94       104.27
December 1988 .......................................        114.49       110.05
December 1989 .......................................        130.57       123.73
December 1990 .......................................        130.11       121.53
December 1991 .......................................        150.12       138.25
December 1992 .......................................        157.87       143.30
December 1993 .......................................        169.55       151.71
December 1994 .......................................        158.05       139.39
December 1995 .......................................        191.75       166.74
December 1996 .......................................        206.11       176.66
December 1997 .......................................        231.40       195.52
December 1998 .......................................        267.54       222.86
December 1999 .......................................        279.55       229.56
December 2000 .......................................        290.98       235.54
December 2001 .......................................        270.64       215.93
December 2002 .......................................        223.96       176.07

     The amounts shown above are based on the investment performance of the Managed fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                 SHORT-TERM BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1994

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1994 .......................................   $     97.88  $     97.05
December 1995 .......................................        104.41       102.05
December 1996 .......................................        104.03       100.21
December 1997 .......................................        105.63       100.30
December 1998 .......................................        107.20       100.34
December 1999 .......................................        105.84        97.65
December 2000 .......................................        109.32        99.43
December 2001 .......................................        113.07       101.37
December 2002 .......................................        114.74       101.40

     The amounts shown above are based on the investment performance of the Short-Term Bond fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding the tables.

                                   ACTIVE BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January 1986:

                                                          Monthly      Monthly
                                                          Payment      Payment
Month                                                   AIR of 3.5%  AIR of 5.0%
-----                                                   -----------  -----------

December 1986 .......................................   $    103.16  $    102.05
December 1987 .......................................        101.30        98.77
December 1988 .......................................        105.16       101.07
December 1989 .......................................        113.32       107.37
December 1990 .......................................        116.63       108.93
December 1991 .......................................        129.85       119.56
December 1992 .......................................        134.50       122.07
December 1993 .......................................        143.47       128.35
December 1994 .......................................        133.59       117.80
December 1995 .......................................        152.33       132.43
December 1996 .......................................        153.00       131.09
December 1997 .......................................        160.29       135.38
December 1998 .......................................        166.58       138.69
December 1999 .......................................        158.50       130.07
December 2000 .......................................        167.21       135.27
December 2001 .......................................        171.60       136.84
December 2002 .......................................        177.26       139.33

     The amounts shown above are based on the investment performance of the Active Bond fund and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                   MONEY MARKET

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1995.

                                                       Monthly      Monthly
                                                       Payment      Payment
Month                                                AIR of 3.5%  AIR of 5.0%
-----                                                -----------  -----------

December 1995.....................................      101.35         99.90
December 1996.....................................      102.28         99.36
December 1997.....................................      103.34         98.96
December 1998.....................................      104.40         98.55
December 1999.....................................      105.08         97.77
December 2000.....................................      106.98         98.13
December 2001.....................................      106.58         96.36
December 2002.....................................      103.60         92.32

     The amounts shown are based on the investment performance of the Money Market fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                    BOND INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998.

                                                       Monthly      Monthly
                                                       Payment      Payment
Month                                                AIR of 3.5%  AIR of 5.0%
-----                                                -----------  -----------

December 1998 ....................................    $ 103.61       $ 102.73
December 1999 ....................................       96.97          94.77
December 2000 ....................................      103.55          99.77
December 2001 ....................................      106.45         101.10
December 2002 ....................................      112.81         105.61

     The amounts shown are based on the investment performance of the Bond Index fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                             EMERGING MARKETS EQUITY

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1998...................................................    $  80.99       $  80.27
December 1999...................................................      139.49         136.37
December 2000...................................................       87.28          84.06
December 2001...................................................       80.11          76.04
December 2002...................................................       71.72          67.09

  The amounts shown are based on the investment performance of the Emerging Markets Equity fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                  EQUITY INDEX

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $ 110.46       $ 109.54
December 1997...................................................      138.38         135.30
December 1998...................................................      170.80         164.65
December 1999...................................................      197.19         187.42
December 2000...................................................      180.90         169.46
December 2001...................................................      152.59         140.87
December 2002...................................................      112.11         101.96

   The amounts shown are based on the investment performance of the Equity Index fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 OVERSEAS EQUITY

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $ 104.11       $ 103.24
December 1997...................................................      102.96         100.64
December 1998...................................................      115.51         111.30
December 1999...................................................      116.57         110.72
December 2000...................................................      103.90          97.26
December 2001...................................................       93.46          86.23
December 2002...................................................       83.68          76.09


  The amounts shown are based on the investment performance of the Overseas Equity fund (formerly, "Global Balanced"). All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                                   GLOBAL BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $ 104.25       $ 103.38
December 1997...................................................      108.43         105.99
December 1998...................................................      113.55         109.42
December 1999...................................................      106.52         101.16
December 2000...................................................      113.13         105.92
December 2001...................................................      107.21          98.93
December 2002...................................................      122.73         111.65


  The amounts shown are based on the investment performance of the Global Bond fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 HIGH YIELD BOND

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1998...................................................    $  94.76       $  93.94
December 1999...................................................       95.47          93.30
December 2000...................................................       81.32          78.33
December 2001...................................................       79.60          75.57
December 2002...................................................       72.94          68.25


  The amounts shown are based on the investment performance of the High Yield Bond fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                           INTERNATIONAL OPPORTUNITIES

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $ 103.69       $ 102.82
December 1997...................................................      102.36         100.05
December 1998...................................................      112.74         108.63
December 1999...................................................      145.02         137.78
December 2000...................................................      122.50         114.70
December 2001...................................................       93.16          85.95
December 2002...................................................       72.85          66.22


  The amounts shown are based on the investment performance of the International Opportunities fund, and its predecessors. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 LARGE CAP VALUE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $ 109.96       $ 109.05
December 1997...................................................      133.64         130.67
December 1998...................................................      139.69         134.64
December 1999...................................................      137.79         130.90
December 2000...................................................      157.28         147.31
December 2001...................................................      151.89         140.22
December 2002...................................................      124.94         113.65


  The amounts shown are based on the investment performance of the Large Cap Value fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                                FUNDAMENTAL VALUE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1999.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1999...................................................    $ 102.60       $ 102.11
December 2000...................................................      114.16         112.00
December 2001...................................................      101.90          98.54
December 2002...................................................       79.82          76.05


  The amounts shown are based on the investment performance of the Fundamental Value fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                 EARNINGS GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $  96.94       $  96.12
December 1997...................................................      108.65         106.20
December 1998...................................................      140.57         135.48
December 1999...................................................      303.26         288.36
December 2000...................................................      224.39         210.22
December 2001...................................................      133.90         123.56
December 2002...................................................       85.11          77.36


  The amounts shown are based on the investment performance of the Earnings Growth fund (formerly, "Multi Cap Growth"). All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                            SMALL CAP EMERGING GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $ 104.68       $ 103.81
December 1997...................................................      125.77         122.96
December 1998...................................................      111.49         107.43
December 1999...................................................      104.31          99.06
December 2000...................................................       99.87          93.48
December 2001...................................................       91.50          84.41
December 2002...................................................       61.87          56.23


  The amounts shown are based on the investment performance of the Small Cap Emerging Growth (formerly, "Small Cap Equity"). All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                                SMALL CAP GROWTH

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1996.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1996...................................................    $  90.85       $  90.07
December 1997...................................................       98.27          96.04
December 1998...................................................      107.58         103.65
December 1999...................................................      176.25         167.48
December 2000...................................................      153.21         143.46
December 2001...................................................      127.15         117.33
December 2002...................................................       83.52          75.92

  The amounts shown are based on the investment performance of the Small Cap Growth fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.


                               SMALL/MID CAP CORE

Table of Illustrative Monthly Variable Annuity Payments an Annuitant Would Have Received Assuming a First Annuity Payment of $100 in January, 1998.

                                                                     Monthly      Monthly
                                                                     Payment      Payment
Month                                                              AIR of 3.5%   AIR of 5.0%
-----                                                              -----------  -----------
December 1998...................................................    $  89.72       $  88.94
December 1999...................................................      105.13         102.75
December 2000...................................................      112.89         108.77
December 2001...................................................      107.74         102.32
December 2002...................................................       86.32          80.77

  The amounts shown are based on the investment performance of the Small/Mid Cap Core fund. All amounts reflect the provisions of the contracts described in this prospectus. The amounts shown do not reflect the deduction for any applicable premium tax. See text preceding these tables.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2003


                          ACCOMMODATOR VARIABLE ANNUITY
                    SINGLE AND PERIODIC PREMIUM DEFERRED AND
                      IMMEDIATE VARIABLE ANNUITY CONTRACTS,


                          INDEPENDENCE VARIABLE ANNUITY
         DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS, AND


                     SIGNATURE IMMEDIATE VARIABLE ANNUITY I
                       IMMEDIATE VARIABLE ANNUITY CONTRACTS


                                    funded in

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

                                _________________


This statement of additional information ("SAI"), dated May 1, 2003 is not a prospectus. It is intended that this SAI be read in conjunction with one of the Accommodator Variable Annuity, Independence Variable Annuity, or Signature Immediate Variable Annuity I prospectuses dated May 1, 2003, of John Hancock Variable Annuity Account U (the "Account"). Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the Accommodator Variable Annuity or Independence Variable Annuity prospectus may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 772, Boston, Massachusetts 02117, telephone number 1-800-732-5543. A copy of the Signature Immediate Variable Annuity I may be obtained from the John Hancock Annuity Servicing Office, Annuities Division T-24, 200 Clarendon Street, Boston, Massachusetts 02117, telephone number 1-800-624-5155.


                                TABLE OF CONTENTS

                                _________________


                                                                     Page of SAI
                                                                     -----------

Distribution......................................................        2
Calculation of Performance Data...................................        2
Other Performance Information.....................................        9
Calculation of Annuity Payments...................................        9
Additional Information About Determining Unit Values .............       11
Purchases and Redemptions of Fund Shares..........................       12
The Account.......................................................       12
Delay of Certain Payments.........................................       12
Liability for Telephone Transfers.................................       13
Voting Privileges.................................................       13
Financial Statements..............................................       14

                                  DISTRIBUTION

     The distribution of the variable annuity contracts through Signator Investors, Inc. ("Signator") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and Signator, the amounts we paid under that agreement for such services during the past three fiscal years were as follows:

                         Year      Amount Paid to Signator
                         ----      -----------------------

                         2002             $15,929,557
                         2001             $15,034,580
                         2000             $29,888,062


                        CALCULATION OF PERFORMANCE DATA

     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

Money Market Variable Investment Options

     We may calculate current yield and effective yield figures for the money market variable investment options held in the Account. The current yield of a money market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) for a hypothetical owner having an account balance of one unit in a money market variable investment option at the beginning of the period, dividing the net change in value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the applicable money market fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on that underlying money market fund's shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7)/ - 1

     Money Market variable investment option's current yield for the 7-day period ending December 31, 2002

               Contracts                  Current Yield   Effective Yield
               ---------                  -------------   ---------------
Accommodator Variable Annuity                 0.10%           0.10%
Independence Variable Annuity                (0.30)%         (0.30)%
Signature Immediate Variable Annuity I        0.25%           0.25%

Other Variable Investment Options

     "Standardized" Total Return

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and full redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     We calculate the average annual total return for each variable investment option, other than the money market variable investment options, according to the following "Standard" formula prescribed by the SEC:

                             P x ( 1 + T )/n/ = ERV

 where                P = a hypothetical initial premium payment of $1,000
                      T = average annual total return
                      n =  number of years
                      ERV = ending redeemable value of a hypothetical
                      $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)


     The following table shows average total returns for the variable investment options, other than the money market options, that were available on December 31, 2002. The table shows values for one, three and five year periods, or fractional period thereof starting on the date a variable investment option was first available in the Account. The table also shows values from the date a variable investment option was first available in the Account. Ten year periods are not shown because the Account did not commence operations until 1997. Returns of less than one year are not annualized. The inception date shown may be different from the date a variable investment option was first available in the contracts because the Account is used for other variable annuities offered by us.

     On the basis described above, the following table shows the average total return for each variable investment option available on December 31, 2002 for the periods ended December 31, 2002:

----------------------------------------------------------------------------------------------------------------------------------
                                       For the          For the          For the          For the          From
             Variable               1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
        Investment Option*              Ended            Ended            Ended            Ended        of Fund to    Inception
                                       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
----------------------------------------------------------------------------------------------------------------------------------
Immediate ACCOMMODATOR Contracts:
Emerging Markets Equity                (12.28%)        (20.78%)            N/A              N/A           (9.40%)     4/30/1998
International Equity Index             (20.23%)        (19.84%)          (4.42%)           0.53%           2.01%       5/5/1988
International Opportunities            (23.09%)        (20.69%)          (5.36%)            N/A           (3.07%)     4/30/1996
Equity Index                           (26.93%)        (16.94%)          (2.67%)            N/A            4.04%      4/30/1996
Fundamental Value                      (22.31%)         (7.03%)            N/A              N/A           (5.14%)     8/30/1999
Overseas Equity                        (11.89%)         (9.77%)          (2.24%)            N/A           (0.58%)     4/30/1996
Global Bond                             11.79%           6.53%            4.83%             N/A            5.71%      4/30/1996
Growth and Income                      (26.50%)        (18.96%)          (4.62%)           5.88%          10.10%      1/14/1985
Large Cap Growth                       (32.11%)        (23.32%)          (5.23%)           5.27%           7.18%      3/28/1986
Large Cap Value                        (18.40%)         (2.92%)           0.24%             N/A            5.80%      4/30/1996
Managed                                (18.40%)         (8.05%)           0.02%            5.67%           7.13%      3/28/1986
Earnings Growth                        (36.41%)        (36.80%)          (5.58%)            N/A           (1.83%)     4/30/1996
Real Estate Equity                      (4.67%)          9.32%            0.97%            7.75%           7.01%      5/16/1988
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       For the          For the          For the          For the          From
             Variable               1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
        Investment Option*              Ended            Ended            Ended            Ended        of Fund to    Inception
                                       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
----------------------------------------------------------------------------------------------------------------------------------
Immediate ACCOMMODATOR Contracts -
continued:
Small Cap Emerging Growth              (32.47%)        (16.58%)         (12.37%)            N/A           (5.12%)     4/30/1996
Small Cap Growth                       (34.12%)        (23.73%)          (3.25%)            N/A           (0.80%)     4/30/1996
Small/Mid Cap CORE                     (20.24%)         (6.31%)            N/A              N/A           (2.71%)     4/30/1998
Small/Mid Cap Growth                   (25.81%)         (6.52%)          (2.33%)            N/A            5.43%       5/5/1994
Active Bond                              1.24%           5.76%            4.44%            5.75%           7.63%      1/14/1985
Bond Index                               3.42%           6.89%             N/A              N/A            4.97%      4/30/1998
High Yield Bond                        (10.19%)         (7.09%)            N/A              N/A           (4.55%)     4/30/1998
Short-Term Bond                         (0.61%)          4.37%            3.96%             N/A            4.32%       5/1/1994
----------------------------------------------------------------------------------------------------------------------------------
Periodic Premium ACCOMMODATOR
Contracts:
Emerging Markets Equity                (15.06%)        (21.63%)            N/A              N/A          (10.03%)     4/30/1998
International Equity Index             (22.76%)        (20.70%)          (5.04%)           0.20%           1.78%       5/5/1988
International Opportunities            (25.53%)        (21.54%)          (5.97%)            N/A           (3.54%)     4/30/1996
Equity Index                           (29.24%)        (17.84%)          (3.31%)            N/A            3.53%      4/30/1996
Fundamental Value                      (24.77%)         (8.03%)            N/A              N/A           (6.05%)     8/30/1999
Overseas Equity                        (14.68%)        (10.74%)          (2.87%)            N/A           (1.06%)     4/30/1996
Global Bond                              8.25%           5.39%            4.15%             N/A            5.20%      4/30/1996
Growth and Income                      (28.83%)        (19.83%)          (5.24%)           5.53%           9.89%      1/14/1985
Large Cap Growth                       (34.27%)        (24.15%)          (5.84%)           4.92%           6.97%      3/28/1986
Large Cap Value                        (20.99%)         (3.97%)          (0.41%)            N/A            5.29%      4/30/1996
Managed                                (20.98%)         (9.03%)          (0.63%)           5.32%           6.92%      3/28/1986
Earnings Growth                        (38.42%)        (37.48%)          (6.20%)            N/A           (2.31%)     4/30/1996
Real Estate Equity                      (7.69%)          8.15%            0.31%            7.39%           6.77%      5/16/1988
Small Cap Emerging Growth              (34.62%)        (17.48%)         (12.94%)            N/A           (5.59%)     4/30/1996
Small Cap Growth                       (36.21%)        (24.55%)          (3.88%)            N/A           (1.28%)     4/30/1996
Small/Mid Cap CORE                     (22.77%)         (7.31%)            N/A              N/A           (3.39%)     4/30/1998
Small/Mid Cap Growth                   (28.17%)         (7.53%)          (2.96%)            N/A            5.03%       5/5/1994
Active Bond                             (1.96%)          4.62%            3.77%            5.40%           7.43%      1/14/1985
Bond Index                               0.14%           5.74%             N/A              N/A            4.25%      4/30/1998
High Yield Bond                        (13.03%)         (8.09%)            N/A              N/A           (5.21%)     4/30/1998
Short-Term Bond                         (3.76%)          3.25%            3.28%             N/A            3.93%       5/1/1994
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENCE Contracts:
Emerging Markets Equity                (15.33%)        (23.35%)            N/A              N/A          (10.82%)     4/30/1998
Overseas Equity                        (14.92%)        (11.25%)          (2.84%)            N/A           (1.07%)     4/30/1996
International Equity Index             (23.73%)        (22.32%)          (5.17%)           0.62%           1.94%       5/5/1988
International Opportunities            (26.75%)        (23.25%)          (6.18%)            N/A           (3.72%)     4/30/1996
Equity Index                           (30.82%)        (19.09%)          (3.30%)            N/A            3.79%      4/30/1996
Fundamental Growth                     (38.74%)        (28.08%)            N/A              N/A          (13.75%)     8/30/1999
Growth and Income                      (30.69%)        (21.60%)          (5.56%)           5.88%           8.07%      3/28/1986
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       For the          For the          For the          For the          From
             Variable               1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
        Investment Option*              Ended            Ended            Ended            Ended        of Fund to    Inception
                                       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENCE Contracts -
continued:
Large Cap Aggressive Growth            (39.82%)        (27.00%)            N/A              N/A          (19.78%)     8/30/1999
Large Cap Growth                       (36.30%)        (26.22%)          (6.03%)           5.36%           7.06%      3/28/1986
Large Cap Value                        (21.80%)         (3.90%)          (0.21%)            N/A            5.62%      4/30/1996
Large Cap Value CORE                   (26.74%)        (10.37%)            N/A              N/A           (8.45%)     8/30/1999
Fundamental Value                      (25.94%)         (8.31%)            N/A              N/A           (6.25%)     8/30/1999
Managed                                (21.79%)         (9.40%)          (0.44%)           5.77%           7.01%      3/28/1986
Earnings Growth                        (40.84%)        (42.12%)          (6.41%)            N/A           (2.39%)     4/30/1996
Real Estate Equity                      (7.29%)          9.08%            0.55%            7.85%           6.95%      5/16/1988
Small Cap Emerging Growth              (36.68%)        (18.70%)         (13.81%)            N/A           (5.93%)     4/30/1996
Small Cap Growth                       (38.42%)        (26.69%)          (3.91%)            N/A           (1.30%)     4/30/1996
Small Cap Value                        (15.03%)         11.13%             N/A              N/A           11.51%      8/30/1999
Small/Mid Cap CORE                     (23.74%)         (7.53%)            N/A              N/A           (3.57%)     4/30/1998
Small/Mid Cap Growth                   (29.65%)         (7.75%)          (2.93%)            N/A            5.61%       5/5/1994
Active Bond                             (1.43%)          5.02%            4.04%            5.76%           6.42%      3/28/1986
Bond Index                               1.25%           6.50%             N/A              N/A            4.59%      4/30/1998
Global Bond                             10.10%           6.13%            4.61%             N/A            5.52%      4/30/1996
High Yield Bond                        (13.13%)         (8.37%)            N/A              N/A           (5.54%)     4/30/1998
Short-Term Bond                         (2.99%)          3.85%            3.70%             N/A            4.51%       5/1/1994
----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE IMMEDIATE VARIABLE
ANNUITY I Contracts:
Short-Term Bond                          4.78%           6.33%            5.19%             N/A            5.10%       5/1/1994
Active Bond                              6.34%           7.46%            5.52%            6.37%           7.07%      3/28/1986
Managed                                (13.97%)         (6.32%)           1.21%            6.37%           8.08%      3/28/1986
Real Estate Equity                       0.50%          11.38%            2.16%            8.46%           7.73%      5/16/1988
Growth and Income                      (22.84%)        (17.69%)          (3.67%)           6.49%           8.68%      3/28/1986
Large Cap Growth                       (28.43%)        (21.88%)          (4.11%)           5.96%           8.63%      3/28/1986
Small/Mid Cap Growth                   (21.80%)         (4.76%)          (1.17%)            N/A            6.22%       5/5/1994
International Equity Index             (15.90%)        (17.34%)          (2.58%)           1.57%           2.85%       5/5/1988
Multi Cap Growth                       (32.96%)        (35.61%)          (4.46%)            N/A           (0.92%)     4/30/1996
Small Cap Growth                       (30.54%)        (22.30%)          (2.10%)            N/A            0.12%      4/30/1996
Global Balanced                         (7.11%)         (8.07%)          (1.08%)            N/A            0.34%      4/30/1996
International Opportunities            (18.92%)        (19.20%)          (4.24%)            N/A           (2.17%)     4/30/1996
Large Cap Value                        (13.98%)         (1.10%)           1.42%             N/A            6.78%      4/30/1996
Fundamental Value                      (18.10%)         (5.29%)            N/A              N/A           (3.53%)     8/30/1999
Small Cap Equity                       (28.82%)        (15.01%)         (11.33%)            N/A           (4.24%)     4/30/1996
Equity Index                           (22.96%)        (15.38%)          (1.52%)            N/A            5.00%      4/30/1996
Global Bond                             17.85%           8.54%            6.07%             N/A            6.69%      4/30/1996
Small/Mid Cap CORE                     (15.91%)         (4.54%)            N/A              N/A           (1.49%)     4/30/1998
High Yield Bond                         (5.32%)         (5.34%)            N/A              N/A           (3.35%)     4/30/1998
Bond Index                               9.02%           8.89%             N/A              N/A            6.29%      4/30/1998
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                       For the          For the          For the          For the          From
             Variable               1 Year Period    3 Year Period    5 Year Period    10 Year Period   Inception      Date of
        Investment Option*              Ended            Ended            Ended            Ended        of Fund to    Inception
                                       12/31/02        12/31/02         12/31/02          12/31/02       12/31/02    in Account**
----------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                 (7.52%)        (19.33%)            N/A              N/A           (8.29%)     4/30/1998
----------------------------------------------------------------------------------------------------------------------------------

     * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

     ** or since the inception of a predecessor to the applicable fund.

     Yield

     We may calculate current yield for each variable investment option, other than the money market variable investment options, according to the following formula prescribed by the SEC:

                            Yield = 2[(a-b+1)/6/-1]
                                       ---
                                       cd

where: a = net investment income earned during the period by the fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30 day-periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     "Non-Standardized" Performance

     We may calculate "non-standardized" average annual total returns for each variable investment option. The calculation assumes a single $1,000 premium payment is made into the variable investment option at the beginning of the period and NO redemption is made at the end of the period. It reflects adjustments for all Series Fund-level and contract-level charges, except any premium tax charge, annual contract fee, withdrawal charge or charges for optional rider benefits described in the prospectus.

     The following table shows Account level "non-standardized" average total return for each variable investment option, except the money market variable investment options, that were available on December 31, 2002. The table shows values for one, three, five and ten year periods, or fractional period thereof starting on the date a fund commenced operations. The table also shows values from the date of inception of a Fund. Returns of less than 1 year are not annualized. Each of the periods shown ended December 31, 2002.

     Although the contracts did not exist during all the periods shown, we have adjusted the returns of the variable investment options by the contracts' asset-based charge.

  Past performance is not a guarantee of future results.

                                                 For the        For the        For the          For the         From
                         Variable             1 Year Period  3 Year Period  5 Year Period    10 Year Period  Inception    Date of
                     Investment Option*           Ended          Ended          Ended            Ended       of Fund to  Inception
                                                 12/31/01      12/31/01        12/31/01          12/31/01     12/31/01   in Account
------------------------------------------------------------------------------------------------------------------------------------

Periodic Premium ACCOMMODATOR
Contracts:
Emerging Markets Equity                           (7.66%)        (19.41%)          N/A              N/A        (8.40%)    4/30/1998
International Equity Index                       (16.03%)        (18.46%)        (3.43%)           1.05%        2.37%      5/5/1988
International Opportunities                      (19.04%)        (19.32%)        (4.38%)            N/A        (2.32%)    4/30/1996
Equity Index                                     (23.08%)        (15.51%)        (1.67%)            N/A         4.84%     4/30/1996
Fundamental Value                                (18.22%)         (5.43%)          N/A              N/A        (3.67%)    8/30/1999
Overseas Equity                                   (7.25%)         (8.21%)        (1.23%)            N/A         0.19%     4/30/1996
Global Bond                                       17.67%           8.37%          5.91%             N/A         6.53%     4/30/1996
Growth and Income                                (22.63%)        (17.56%)        (3.64%)           6.42%        8.38%      4/3/1972
Large Cap Growth                                 (28.54%)        (22.00%)        (4.25%)           5.81%        7.51%     3/28/1986
Large Cap Value                                  (14.11%)         (1.25%)         1.27%             N/A         6.62%     4/30/1996
Managed                                          (14.10%)         (6.46%)         1.05%            6.21%        7.46%     3/28/1986
Earnings Growth                                  (33.06%)        (35.71%)        (4.61%)            N/A        (1.07%)    4/30/1996
Real Estate Equity                                 0.35%          11.21%          2.01%            8.30%        7.39%     5/16/1988
Small Cap Emerging Growth                        (28.92%)        (15.14%)       (11.47%)            N/A        (4.39%)    4/30/1996
Small Cap Growth                                 (30.65%)        (22.41%)        (2.25%)            N/A        (0.03%)    4/30/1996
Small/Mid Cap CORE                               (16.04%)         (4.69%)          N/A              N/A        (1.64%)    4/30/1998
Small/Mid Cap Growth                             (21.91%)         (4.91%)        (1.32%)            N/A         6.06%      5/5/1994
Active Bond                                        6.57%           7.58%          5.52%            6.29%        8.53%      6/2/1980
Bond Index                                         8.86%           8.73%           N/A              N/A         6.13%     4/30/1998
High Yield Bond                                   (5.46%)         (5.49%)          N/A              N/A        (3.50%)    4/30/1998
Short-Term Bond                                    4.62%           6.17%          5.03%             N/A         4.94%      5/1/1994
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENCE
Contracts:
Emerging Markets Equity                           (8.03%)        (19.73%)          N/A              N/A        (8.76%)    4/30/1998
Overseas Equity                                   (7.62%)         (8.57%)        (1.62%)            N/A        (0.21%)    4/30/1996
International Equity Index                       (16.36%)        (18.79%)        (3.82%)           0.64%        1.96%      5/5/1988
International Opportunities                      (19.36%)        (19.64%)        (4.77%)            N/A        (2.71%)    4/30/1996
Equity Index                                     (23.39%)        (15.84%)        (2.06%)            N/A         4.43%     4/30/1996
Fundamental Growth                               (31.25%)        (23.97%)          N/A              N/A       (11.07%)    8/30/1999
Growth and Income                                (23.27%)        (18.14%)        (4.19%)           5.90%        8.09%     3/28/1986
Large Cap Aggressive Growth                      (32.32%)        (23.01%)          N/A              N/A       (16.60%)    8/30/1999
Large Cap Growth                                 (28.83%)        (22.31%)        (4.63%)           5.38%        7.08%     3/28/1986
Large Cap Value                                  (14.45%)         (1.64%)         0.87%             N/A         6.20%     4/30/1996
Large Cap Value CORE                             (19.35%)         (7.74%)          N/A              N/A        (6.13%)    8/30/1999
Fundamental Value                                (18.55%)         (5.81%)          N/A              N/A        (4.06%)    8/30/1999
Managed                                          (14.44%)         (6.83%)         0.65%            5.79%        7.03%     3/28/1986
Earnings Growth                                  (33.33%)        (35.97%)        (4.99%)            N/A        (1.46%)    4/30/1996
Real Estate Equity                                (0.05%)         10.77%          1.60%            7.87%        6.97%     5/16/1988
Small Cap Emerging Growth                        (29.21%)        (15.48%)       (11.82%)            N/A        (4.77%)    4/30/1996
-----------------------------------------------------------------------------------------------------------------------------------

                                                 For the        For the        For the          For the         From
                         Variable             1 Year Period  3 Year Period  5 Year Period    10 Year Period  Inception    Date of
                     Investment Option*           Ended          Ended          Ended            Ended       of Fund to  Inception
                                                 12/31/01      12/31/01        12/31/01          12/31/01     12/31/01   in Account
------------------------------------------------------------------------------------------------------------------------------------

Small Cap Growth                                      (30.93%)       (22.73%)       (2.64%)          N/A        (0.43%)  4/30/1996
Small Cap Value                                        (7.73%)        12.75%          N/A            N/A        12.90%   8/30/1999
Small/Mid Cap CORE                                    (16.37%)        (5.07%)         N/A            N/A        (2.04%)  4/30/1998
Small/Mid Cap Growth                                  (22.23%)        (5.28%)       (1.71%)          N/A         5.63%    5/5/1994
Active Bond                                             5.76%          6.87%         4.94%          5.78%        6.44%   3/28/1986
Bond Index                                              8.42%          8.29%          N/A            N/A         5.70%   4/30/1998
Global Bond                                            17.20%          7.94%         5.49%           N/A         6.10%   4/30/1996
High Yield Bond                                        (5.84%)        (5.86%)         N/A            N/A        (3.88%)  4/30/1998
Short-Term Bond                                         4.21%          5.75%         4.61%           N/A         4.53%    5/1/1994
----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE IMMEDIATE VARIABLE ANNUITY I Contracts:
Short-Term Bond                                         4.78%          6.33%         5.19%           N/A         5.10%    5/1/1994
Active Bond                                             6.34%          7.46%         5.52%          6.37%        7.07%   3/28/1986
Managed                                               (13.97%)        (6.32%)        1.21%          6.37%        8.08%   3/28/1986
Real Estate Equity                                      0.50%         11.38%         2.16%          8.46%        7.73%   5/16/1988
Growth and Income                                     (22.84%)       (17.69%)       (3.67%)         6.49%        8.68%   3/28/1986
Large Cap Growth                                      (28.43%)       (21.88%)       (4.11%)         5.96%        8.63%   3/28/1986
Small/Mid Cap Growth                                  (21.80%)        (4.76%)       (1.17%)          N/A         6.22%    5/5/1994
International Equity Index                            (15.90%)       (17.34%)       (2.58%)         1.57%        2.85%    5/2/1988
Multi Cap Growth                                      (32.96%)       (35.61%)       (4.46%)          N/A        (0.92%)  4/30/1996
Small Cap Growth                                      (30.54%)       (22.30%)       (2.10%)          N/A         0.12%   4/30/1996
Global Balanced                                        (7.11%)        (8.07%)       (1.08%)          N/A         0.34%   4/30/1996
International Opportunities                           (18.92%)       (19.20%)       (4.24%)          N/A        (2.17%)  4/30/1996
Large Cap Value                                       (13.98%)        (1.10%)        1.42%           N/A         6.78%   4/30/1996
Fundamental Value                                     (18.10%)        (5.29%)         N/A            N/A        (3.53%)  8/30/1999
Small Cap Equity                                      (28.82%)       (15.01%)      (11.33%)          N/A        (4.24%)  4/30/1996
Equity Index                                          (22.96%)       (15.38%)       (1.52%)          N/A         5.00%   4/30/1996
Global Bond                                            17.85%          8.54%         6.07%           N/A         6.69%   4/30/1996
Small/Mid Cap CORE                                    (15.91%)        (4.54%)         N/A            N/A        (1.49%)  4/30/1998
High Yield Bond                                        (5.32%)        (5.34%)         N/A            N/A        (3.35%)  4/30/1998
Bond Index                                              9.02%          8.89%          N/A            N/A         6.29%   4/30/1998
Emerging Markets Equity                                (7.52%)       (19.33%)         N/A            N/A        (8.29%)  4/30/1998
----------------------------------------------------------------------------------------------------------------------------------

 * Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

** or since the inception of a predecessor to the applicable fund.

                         OTHER PERFORMANCE INFORMATION

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.


                        CALCULATION OF ANNUITY PAYMENTS

Calculation of annuity units

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we then divide:

                       -------------------------------------
                           the resulting value (minus any
                                premium tax charge)

                                         by

                                       $1,000
                       -------------------------------------

     and multiply the result by

                       -------------------------------------
                        the applicable annuity purchase rate
                           set forth in the contract and
                                    reflecting

                       (1) the age and, possibly, sex of the
                                     payee and

                       (2) the assumed investment rate
                                 (discussed below)
                       -------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

                       -----------------------------------
                        the amount of the initial monthly
                          variable annuity payment from
                           that variable annuity option

                                       by

                         the annuity unit value of that
                        variable investment option as of
                         10 calendar days prior to the
                        date the initial payment is due
                       -----------------------------------

     For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.

                           4000.000 x 12.000000 x 5.47
                           ---------------------------
                                      1,000

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

Annuity unit values

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2 % per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2 % per year and will decrease only if is less than 3 1/2 % per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

Mortality tables

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.


              ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

Net investment rate

     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding fund for that period (assuming reinvestment of all dividends and other distributions from the fund), less

(2) for each calendar day in the period, a deduction of 0.002740% (the charges for mortality and expense risks and administrative services) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

Adjustment of units and values

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

Hypothetical example illustrating the calculation of accumulation unit values and annuity unit values

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $109.60 assuming a one day period. The $109.60 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00002740. By substituting in the first formula above, the net investment rate is equal to $3890.40 ($2000 + $3000 - $1000 -$109.60) divided by $4,000,000 or 0.0009726.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be [$11.250000 x (1 + .0009726)] or $11.260942. The value of an annuity unit at the end of the period would be [$1.0850000 x (1 + .00096726) x ..99990575] or $1.0859529. The final figure, .99990575, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                    PURCHASES AND REDEMPTIONS OF FUND SHARES

     John Hancock purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Series Fund, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Series Fund share for each fund determined on that same date.


                                  THE ACCOUNT

     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by John Hancock to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.


                           DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

..    requiring personal identification,

..    tape recording calls, and

..    providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.


                               VOTING PRIVILEGES

     Here's the formula we use to determine the number of fund shares as to which you may give instructions:

                     --------------------------------------
                      the total value of your accumulation
                      units value in a variable investment
                                     option

                                   divided by

                      the net asset value of 1 share of the
                               corresponding fund
                     --------------------------------------

     At a shareholders' meeting, you may give instructions regarding:

     (1) the election of a Board of Trustees,

     (2) the ratification of the selection of independent auditors,

     (3) the approval of a Series Fund's investment management agreements,

     (4) and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               Report of Ernst & Young LLP, Independent Auditors


To the Contract Owners of
John Hancock Variable Annuity Account U of
  John Hancock Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account U (the Account) (comprising of, respectively, the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Large Cap Aggressive Growth, Small Cap Value, Large Cap Value CORE, Fundamental Growth, and Fundamental Value (formerly Large/Mid Cap Value) subaccounts) as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account U at December 31, 2002, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


                                                           /s/ ERNST & YOUNG LLP


Boston, Massachusetts
February 6, 2003

                    John Hancock Variable Annuity Account U

                      Statement of Assets and Liabilities

                               December 31, 2002


                                                   International
                         Large Cap      Active        Equity      Small Cap      Global
                          Growth         Bond          Index        Growth      Balanced
                        Subaccount    Subaccount    Subaccount    Subaccount   Subaccount
                        ----------    ----------   -------------  ----------   ----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value ............  $65,683,174  $138,497,831   $13,349,847   $5,309,067    $332,689
Receivable from
 portfolio/JHLICO ....           --            --            --           --          --
                        -----------  ------------   -----------   ----------    --------
Total assets .........   65,683,174   138,497,831    13,349,847    5,309,067     332,689

Liabilities
Payable to
 portfolio/JHLICO ....           --            --            --           --          --
                        -----------  ------------   -----------   ----------    --------
Total liabilities ....           --            --            --           --          --
                        -----------  ------------   -----------   ----------    --------
                        $65,683,174  $138,497,831   $13,349,847   $5,309,067    $332,689
                        ===========  ============   ===========   ==========    ========
Net assets:
Contracts in
 accumulation ........  $64,974,427  $135,306,878   $13,043,086   $5,211,462    $303,644
Contracts in payout
 (annuitization)
 period ..............      708,747     3,190,953       306,761       97,605      29,045
                        -----------  ------------   -----------   ----------    --------
Total net assets .....  $65,683,174  $138,497,831   $13,349,847   $5,309,067    $332,689
                        ===========  ============   ===========   ==========    ========
Units outstanding ....    2,858,007     4,509,645     1,194,066      545,240      33,618
                        ===========  ============   ===========   ==========    ========
Unit value (in
 accumulation) .......  $     22.98  $      30.71   $     11.18   $     9.74    $   9.90
                        ===========  ============   ===========   ==========    ========



                        Multi Cap   Large Cap      Money     Small/Mid Cap   Real Estate
                          Growth      Value       Market        Growth         Equity
                        Subaccount  Subaccount  Subaccount    Subaccount     Subaccount
                        ----------  ----------  ----------   -------------   -----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value ............  $7,887,009  $4,804,708  $44,287,321   $7,303,602     $29,236,749
Receivable from
 portfolio/JHLICO ....          --          --           --           --              --
                        ----------  ----------  -----------   ----------     -----------
Total assets .........   7,887,009   4,804,708   44,287,321    7,303,602      29,236,749

Liabilities
Payable to
 portfolio/JHLICO ....          --          --           --           --              --
                        ----------  ----------  -----------   ----------     -----------
Total liabilities ....          --          --           --           --              --
                        ----------  ----------  -----------   ----------     -----------
                        $7,887,009  $4,804,708  $44,287,321   $7,303,602     $29,236,749
                        ==========  ==========  ===========   ==========     ===========
Net assets:
Contracts in
 accumulation ........  $7,754,513  $4,640,282  $43,242,129   $6,879,767     $28,751,764
Contracts in payout
 (annuitization)
 period ..............     132,496     164,426    1,045,192      423,835         484,985
                        ----------  ----------  -----------   ----------     -----------
Total net assets .....  $7,887,009  $4,804,708  $44,287,321   $7,303,602     $29,236,749
                        ==========  ==========  ===========   ==========     ===========
Units outstanding ....     868,489     320,730    2,521,371      464,683       1,072,207
                        ==========  ==========  ===========   ==========     ===========
Unit value (in
 accumulation) .......  $     9.08  $    14.98  $     17.56   $    15.72     $     27.27
                        ==========  ==========  ===========   ==========     ===========



See accompanying notes.

                    John Hancock Variable Annuity Account U

                               December 31, 2002


                          Growth &                  Short-Term  Small Cap    International
                           Income       Managed        Bond       Equity     Opportunities
                         Subaccount    Subaccount   Subaccount  Subaccount    Subaccount
                         ----------    ----------   ----------  ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value ............  $260,552,902  $361,998,079  $5,074,674  $1,344,979    $1,350,371
Receivable from
 portfolio/JHLICO.....            --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total assets..........   260,552,902   361,998,079   5,074,674   1,344,979     1,350,371

Liabilities
Payable to
 portfolio/JHLICO.....            --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
Total liabilities.....            --            --          --          --            --
                        ------------  ------------  ----------  ----------    ----------
                        $260,552,902  $361,998,079  $5,074,674  $1,344,979    $1,350,371
                        ============  ============  ==========  ==========    ==========
Net Assets:
Contracts in
 accumulation.........  $257,714,082  $355,838,569  $4,909,729  $1,272,547    $1,345,159
Contracts in payout
 (annuitization)
 period...............     2,838,820     6,159,510     164,945      72,432         5,212
                        ------------  ------------  ----------  ----------    ----------
Total net assets......  $260,552,902  $361,998,079  $5,074,674  $1,344,979    $1,350,371
                        ============  ============  ==========  ==========    ==========
Units outstanding.....     7,154,967    15,964,679     348,177     185,613       161,918
                        ============  ============  ==========  ==========    ==========
Unit value (in
 accumulation)........  $      36.42  $      22.67  $    14.57  $     7.25    $     8.34
                        ============  ============  ==========  ==========    ==========



                                                 Emerging
                          Equity      Global     Markets       Bond      Small/Mid Cap
                          Index        Bond       Equity      Index          CORE
                        Subaccount  Subaccount  Subaccount  Subaccount    Subaccount
                        ----------  ----------  ----------  ----------   -------------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value.............  $7,031,562  $3,414,773  $1,388,702  $3,159,609     $433,524
Receivable from
 portfolio/JHLICO.....          --          --          --          --           --
                        ----------  ----------  ----------  ----------     --------
Total assets..........   7,031,562   3,414,773   1,388,702   3,159,609      433,524

Liabilities
Payable to
 portfolio/JHLICO.....          --          --          --          --           --
                        ----------  ----------  ----------  ----------     --------
Total liabilities.....          --          --          --          --           --
                        ----------  ----------  ----------  ----------     --------
                        $7,031,562  $3,414,773  $1,388,702  $3,159,609     $433,524
                        ==========  ==========  ==========  ==========     ========
Net Assets:
Contracts in
 accumulation.........  $6,724,050  $3,261,965  $1,388,702  $3,120,715     $370,796
Contracts in payout
 (annuitization)
 period...............     307,512     152,808          --      38,894       62,728
                        ----------  ----------  ----------  ----------     --------
Total net assets......  $7,031,562  $3,414,773  $1,388,702  $3,159,609     $433,524
                        ==========  ==========  ==========  ==========     ========
Units outstanding.....     525,209     228,966     161,871     258,085       39,691
                        ==========  ==========  ==========  ==========     ========
Unit value (in
 accumulation)........  $    13.39  $    14.91  $     8.58  $    12.24     $  10.92
                        ==========  ==========  ==========  ==========     ========



See accompanying notes.

                    John Hancock Variable Annuity Account U

                               December 31, 2002


                                    Large Cap               Large Cap
                        High Yield  Aggressive  Small Cap     Value      Fundamental
                           Bond       Growth      Value        CORE        Growth
                        Subaccount  Subaccount  Subaccount  Subaccount   Subaccount
                        ----------  ----------  ----------  ----------   -----------
Assets
Investment in shares
 of portfolios of:
John Hancock Variable
 Series Trust I,
 at value ............   $501,674    $81,467    $3,649,231   $108,908     $162,085
Receivable from
 portfolio/JHLICO.....         --         --            --         --           --
                         --------    -------    ----------   --------     --------
Total assets..........    501,674     81,467     3,649,231    108,908      162,085

Liabilities
Payable to
 portfolio/JHLICO.....         --         --            --         --           --
                         --------    -------    ----------   --------     --------
Total liabilities.....         --         --            --         --           --
                         --------    -------    ----------   --------     --------
                         $501,674    $81,467    $3,649,231   $108,908     $162,085
                         ========    =======    ==========   ========     ========

Net Assets:
Contracts in
 accumulation.........   $501,674    $81,467    $3,649,231   $108,908     $162,085
Contracts in payout
 (annuitization)
 period...............         --         --            --         --           --
                         --------    -------    ----------   --------     --------
Total net assets......   $501,674    $81,467    $3,649,231   $108,908     $162,085
                         ========    =======    ==========   ========     ========
Units outstanding.....     58,577     18,296       295,696     13,644       39,286
                         ========    =======    ==========   ========     ========
Unit value (in
 accumulation)........   $   8.56    $  4.45    $    12.34   $   7.98     $   4.13
                         ========    =======    ==========   ========     ========



                                                                   Fundamental
                                                                      Value
                                                                   Subaccount
                                                                   -----------
Assets
Investment in shares of portfolios of:
John Hancock Variable Series Trust I,
 at value......................................................    $2,729,412
Receivable from portfolio/JHLICO...............................            --
                                                                   ----------
Total assets...................................................     2,729,412

Liabilities
Payable to portfolio/JHLICO....................................            --
                                                                   ----------
Total liabilities..............................................            --
                                                                   ----------
                                                                   $2,729,412
                                                                   ==========
Net Assets:
Contracts in accumulation......................................    $2,680,489
Contracts in payout (annuitization) period.....................        48,923
                                                                   ----------
Total net assets...............................................    $2,729,412
                                                                   ==========
Units outstanding..............................................       326,873
                                                                   ==========
Unit value (in accumulation)...................................    $     8.35
                                                                   ==========



See accompanying notes.

                    John Hancock Variable Annuity Account U

                            Statement of Operations

                      For the year ended December 31, 2002

                                                        International
                             Large Cap       Active        Equity        Small Cap
                               Growth         Bond          Index         Growth
                             Subaccount    Subaccount    Subaccount     Subaccount
                            -------------  -----------  -------------  ------------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio ............... $    288,379   $7,384,044   $   294,975     $        --
                            ------------   ----------   -----------     -----------
Total investment income....      288,379    7,384,044       294,975              --
Expenses:
 Mortality and expense
  risk ....................    1,221,446    1,535,891       229,859          97,458
                            ------------   ----------   -----------     -----------
Net investment income
 (loss) ...................     (933,067)   5,848,153        65,116         (97,458)
Realized gains (losses) on
 investments:
 Realized losses on sale
  of portfolio shares......  (17,685,326)    (839,151)   (2,109,357)     (4,204,406)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio ...............           --      375,572            --              --
                            ------------   ----------   -----------     -----------
Realized losses............  (17,685,326)    (463,579)   (2,109,357)     (4,204,406)
Change in unrealized
 appreciation
 (depreciation) during the
 year .....................  (12,059,021)   2,871,266      (750,060)      1,509,330
                            ------------   ----------   -----------     -----------
Net increase (decrease) in
 net assets resulting from
 operations ............... $(30,677,357)  $8,255,840   $(2,794,301)    $(2,792,534)
                            ============   ==========   ===========     ===========

                               Global       Multi Cap    Large Cap        Money
                              Balanced       Growth        Value          Market
                             Subaccount    Subaccount    Subaccount     Subaccount
                            -------------  -----------  -------------  ------------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio................ $       4,494  $        --  $      93,671  $    676,796
                            -------------  -----------  -------------  ------------
Total investment income....         4,494              --      93,671       676,796
Expenses:
 Mortality and expense
  risk.....................         4,683      144,746         79,264       583,872
                            -------------  -----------  -------------  ------------
Net investment income
 (loss)....................          (189)    (144,746)        14,407        92,924
Realized gains (losses) on
 investments:
 Realized losses on sale
  of portfolio shares......       (26,570) (11,694,776)      (190,143)           --
 Distributions received
  from realized capital
  gains of the underlying
  portfolio................            --           --         68,493            --
                            -------------  -----------  -------------  ------------
Realized losses............       (26,570) (11,694,776)      (121,650)           --
Change in unrealized
 appreciation
 (depreciation) during the
 year......................          (960)   7,012,111       (874,555)           --
                            -------------  -----------  -------------  ------------
Net increase (decrease) in
 net assets resulting from
 operations................ $     (27,719) $(4,827,411) $    (981,798) $     92,924
                            =============  ===========  =============  ============


See accompanying notes.

                    John Hancock Variable Annuity Account U

                      For the year ended December 31, 2002

                                              Real
                           Small/Mid Cap     Estate        Growth &
                              Growth         Equity         Income        Managed
                            Subaccount     Subaccount     Subaccount     Subaccount
                           -------------   -----------   ------------   ------------
Investment Income:
 Distributions received
  from net investment
  income of the underlying
  portfolio ..............  $         --   $ 1,443,393   $  2,355,055   $  7,621,914
                            ------------   -----------   ------------   ------------
Total investment income...            --     1,443,393      2,355,055      7,621,914
Expenses:
 Mortality and expense
  risk....................       126,165       446,066      3,420,957      6,032,095
                            ------------   -----------   ------------   ------------
Net investment income
 (loss) ..................      (126,165)      997,327     (1,065,902)     1,589,819
Realized gains (losses)
 on investments:
 Realized losses on sale
  of portfolio shares ....      (851,623)     (413,575)   (30,225,849)   (14,391,858)
 Distributions received
  from realized capital
  gains of the underlying
  portfolio ..............        91,722       739,943             --             --
                            ------------   -----------   ------------   ------------
Realized gains (losses)...      (759,901)      323,368    (30,225,849)   (14,391,858)
Change in unrealized
 depreciation during the
 year ....................    (1,522,672)   (1,232,619)   (55,024,362)   (57,066,638)
                            ------------   -----------   ------------   ------------
Net increase (decrease)
 in net assets resulting
 from operations..........  $ (2,408,738)  $    88,076   $(86,316,113)  $(69,868,677)
                            ============   ===========   ============   ============


                             Short-Term     Small Cap    International     Equity
                                Bond         Equity      Opportunities      Index
                             Subaccount    Subaccount     Subaccount     Subaccount
                            ------------   -----------   -------------  ------------
Investment Income:
 Distributions received
  from net investment
  income of the
  underlying portfolio ...  $   179,109    $     3,149   $     10,564   $    127,406
                            ------------   -----------   -------------  ------------
Total investment income         179,109          3,149         10,564        127,406
Expenses:
 Mortality and expense
  risk....................        57,628        23,373         22,244        128,442
                            ------------   -----------   -------------  ------------
Net investment income
 (loss)...................       121,481       (20,224)       (11,680)        (1,036)
Realized gains (losses)
 on investments:
 Realized gains (losses)
  on sale of portfolio
  shares..................        63,692      (313,266)      (398,855)    (2,140,452)
 Distributions received
  from realized capital
  gains of the
  underlying portfolio....         5,173            --             --          8,797
                            ------------   -----------   -------------  ------------
Realized gains (losses)           68,865      (313,266)      (398,855)    (2,131,655)
Change in unrealized
 appreciation
 (depreciation) during
 the year.................       (16,146)     (284,433)        70,205       (518,133)
                            ------------   -----------   -------------  ------------
Net increase (decrease)
 in net assets resulting
 from operations..........  $   174,200    $  (617,923)  $   (340,330)  $ (2,650,824)
                            ============   ===========   ============   ============


See accompanying notes.

                    John Hancock Variable Annuity Account U

                      For the year ended December 31, 2002

                                 Global     Emerging      Bond     Small/Mid Cap
                                  Bond      Markets      Index         CORE
                               Subaccount  Subaccount  Subaccount   Subaccount
                               ----------  ----------  ----------  -------------
Investment Income:
 Distributions received from
  net investment income of
  the underlying portfolio...  $  124,681  $    3,953  $   88,361  $      2,235
                               ----------  ----------  ----------  ------------
Total investment income......     124,681       3,953      88,361         2,235
Expenses:
 Mortality and expense risk..      27,994      21,831      21,726         5,956
                               ----------  ----------  ----------  ------------
Net investment income
 (loss)......................      96,687     (17,878)     66,635        (3,721)
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares...      21,491    (593,289)      4,611       (28,998)
 Distributions received from
  realized capital gains of
  the underlying portfolio...      25,843          --       4,822            --
                               ----------  ----------  ----------  ------------
Realized gains (losses)......      47,334    (593,289)      9,433       (28,998)
Change in unrealized
 appreciation (depreciation)
 during the year.............     186,842     470,217      59,823       (74,677)
                               ----------  ----------  ----------  ------------
Net increase (decrease) in
 net assets resulting from
 operations..................  $  330,863  $ (140,950)   $135,891  $   (107,396)
                               ==========  ==========  ==========  ============


                                           Large Cap                 Large Cap
                               High Yield  Aggressive  Small Cap       Value
                                  Bond       Growth      Value         CORE
                               Subaccount  Subaccount  Subaccount   Subaccount
                               ----------  ----------  ----------  -------------
Investment Income:
 Distributions received from
  net investment income of
  the underlying portfolio.... $   53,581  $       --  $   24,878  $        830
                               ----------  ----------  ----------  ------------
Total investment income.......     53,581          --      24,878           830
Expenses:
 Mortality and expense risk...      7,423       1,913      60,756           883
                               ----------  ----------  ----------  ------------
Net investment income (loss)       46,158      (1,913)    (35,878)          (53)
Realized gains (losses) on
 investments:
 Realized gains (losses) on
  sale of portfolio shares....    (82,621)    (32,156)     22,344        (2,906)
 Distributions received from
  realized capital gains of
  the underlying portfolio....         --          --      71,232            --
                               ----------  ----------  ----------  ------------
Realized gains (losses).......    (82,621)    (32,156)     93,576        (2,906)
Change in unrealized
 appreciation (depreciation)
 during the year..............      4,494     (21,244)   (574,531)       (2,252)
                               ----------  ----------  ----------  ------------
Net decrease in net assets
 resulting from operations.... $  (31,969) $  (55,313) $ (516,833) $     (5,252)
                               ==========  ==========  ==========  ============


See accompanying notes.

                    John Hancock Variable Annuity Account U

                      For the year ended December 31, 2002


                                                     Fundamental   Fundamental
                                                       Growth         Value
                                                     Subaccount    Subaccount
                                                     -----------  -------------
Investment Income:
 Distributions received from net investment income
  of the underlying portfolio......................  $      --     $  42,445
                                                     ---------     ---------
Total investment income............................         --        42,445
Expenses:
 Mortality and expense risk........................      3,786        46,761
                                                     ---------     ---------
Net investment loss................................     (3,786)       (4,316)
Realized gains (losses) on investments:
 Realized losses on sale of portfolio shares.......   (126,124)     (133,217)
 Distributions received from realized capital gains
  of the underlying portfolio......................         --            --
                                                     ---------     ---------
Realized losses....................................   (126,124)     (133,217)
Change in unrealized appreciation (depreciation)
 during the year...................................     21,715      (607,941)
                                                     ---------     ---------
Net decrease in net assets resulting from
 operations........................................  $(108,195)    $(745,474)
                                                     =========     =========


See accompanying notes.

                    John Hancock Variable Annuity Account U

                      Statements of Changes in Net Assets

                        For the years ended December 31,

                                     Large Cap Growth                 Active Bond
                                        Subaccount                    Subaccount
                               -----------------------------  ----------------------------
                                   2002           2001            2002            2001
                               -------------  --------------  -------------  -------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss).....................  $   (933,067)  $  (2,119,664)  $  6,223,725    $  9,013,956
 Realized losses ............   (17,685,269)     (3,256,391)      (839,151)     (2,462,253)
 Change in unrealized
  appreciation (depreciation)
  during the year............   (12,059,021)    (38,433,480)     2,871,266       5,142,185
                               ------------   -------------   ------------    ------------
Net increase (decrease) in
 net assets resulting from
 operations..................   (30,677,357)    (43,809,535)     8,255,840      11,693,888
                               ------------   -------------   ------------    ------------
Contract transactions:
 Net payments received from
  contract owners............       732,749       1,406,783        856,248       1,209,483
 Net transfers for contract
  benefits and terminations..   (19,220,963)    (74,156,696)   (24,744,511)    (72,529,586)
 Net transfers between
  subaccounts................    (4,978,447)    (12,383,845)     2,182,161       6,076,124
                               ------------   -------------   ------------    ------------
Net decrease in net assets
 resulting from contract
 transactions................   (23,466,661)    (85,133,758)   (21,706,102)    (65,243,979)
                               ------------   -------------   ------------    ------------
Total decrease in net
 assets......................   (54,144,018)   (128,943,293)   (13,450,262)    (53,550,091)
Net assets at beginning of
 year........................   119,827,192     248,770,485    151,948,093     205,498,184
                               ------------   -------------   ------------    ------------
Net assets at end of year....  $ 65,683,174   $ 119,827,192   $138,497,831    $151,948,093
                               ============   =============   ============    ============


                                International Equity Index         Small Cap Growth
                                        Subaccount                    Subaccount
                               ----------------------------   ----------------------------
                                   2002           2001            2002            2001
                               ------------   -------------   ------------    ------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) ....................  $     65,116   $      90,548   $    (97,458)   $   (226,681)
 Realized losses ............    (2,109,357)     (2,628,144)    (4,204,406)    (11,920,835)
 Change in unrealized
  appreciation (depreciation)
  during the year ...........      (750,060)     (5,614,777)     1,509,330       8,147,855
                               ------------   -------------   ------------    ------------
Net decrease in net assets
 resulting from operations...    (2,794,301)     (8,152,373)    (2,792,534)     (3,999,661)
                               ------------   -------------   ------------    ------------
Contract transactions:
 Net payments received from
  contract owners ...........       222,214         466,638        103,904         151,413
 Net transfers for contract
  benefits and terminations..    (4,256,433)    (13,486,585)    (1,779,562)    (10,903,641)
 Net transfers between
  subaccounts ...............      (738,149)     (1,902,369)      (771,207)     (1,977,141)
                               ------------   -------------   ------------    ------------
Net decrease in net assets
 resulting from contract
 transactions ...............    (4,772,368)    (14,922,316)    (2,446,865)    (12,729,369)
                               ------------   -------------   ------------    ------------
Total decrease in net
 assets .....................    (7,566,669)    (23,074,689)    (5,239,399)    (16,729,030)
Net assets at beginning of
 year .......................    20,916,516      43,991,205     10,548,466      27,277,496
                               ------------   -------------   ------------    ------------
Net assets at end of year ...  $ 13,349,847   $  20,916,516   $  5,309,067    $ 10,548,466
                               ============   =============   ============    ============


See accompanying notes.

                    John Hancock Variable Annuity Account U

                        For the years ended December 31,

                              Global Balanced            Multi Cap Growth
                                Subaccount                  Subaccount
                          -------------------------   ---------------------------
                             2002          2001          2002            2001
                          -----------   -----------   ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment loss..... $      (189)  $      (497)  $   (144,746)  $   (412,762)
 Realized losses.........     (26,570)     (113,127)   (11,694,776)   (35,275,878)
 Change in unrealized
  appreciation
  (depreciation) during
  the year...............        (960)       59,698      7,012,111     17,631,080
                          -----------   -----------   ------------   ------------
Net decrease in net
 assets resulting from
 operations..............     (27,719)      (53,926)    (4,827,411)   (18,057,560)
                          -----------   -----------   ------------   ------------
Contract transactions:
 Net payments received
  from contract owners...       3,273         3,570        423,637        242,879
 Net transfers for
  contract benefits and
  terminations...........     (38,753)     (432,693)    (2,778,770)   (14,460,675)
 Net transfers between
  subaccounts............     (12,707)       51,078     (1,737,675)    (4,485,208)
                          -----------   -----------   ------------   ------------
Net decrease in net
 assets resulting from
 contract transactions...     (48,187)     (378,045)    (4,092,808)   (18,703,004)
                          -----------   -----------   ------------   ------------
Total decrease in net
 assets..................     (75,906)     (431,971)    (8,920,219)   (36,760,564)
Net assets at beginning
 of year.................     408,595        840,66     16,807,228     53,567,792
                          -----------   -----------   ------------   ------------
Net assets at end of
 year.................... $   332,689   $   408,595   $  7,887,009   $ 16,807,228
                          ===========   ===========   ============   ============


                                Large Cap Value              Money Market
                                  Subaccount                  Subaccount
                          -------------------------   ---------------------------
                              2002         2001           2002            2001
                          -----------   -----------   ------------   ------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income    $    82,900   $    15,032   $     92,924   $  1,627,451
 Realized gains
  (losses)............       (190,143)      661,189             --             --
 Change in unrealized
  depreciation during
  the year............       (874,555)     (791,934)            --             --
                          -----------   -----------   ------------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations...........       (981,798)     (115,713)        92,924      1,627,451
                          -----------   -----------   ------------   ------------
Contract transactions:
 Net payments received
  from contract owners         53,628       136,144        396,634      1,316,635
 Net transfers for
  contract benefits
  and terminations....     (1,386,848)   (7,576,018)   (17,117,252)   (49,405,380)
 Net transfers between
  subaccounts.........        314,634     3,260,858     11,498,844     32,513,116
                          -----------   -----------   ------------   ------------
Net decrease in net
 assets resulting from
 contract transactions     (1,018,586)   (4,179,016)    (5,221,774)   (15,575,629)
                          -----------   -----------   ------------   ------------
Total decrease in net
 assets...............     (2,000,384)   (4,294,729)    (5,128,850)   (13,948,178)
Net assets at
 beginning of year....      6,805,092    11,099,821     49,416,171     63,364,349
                          -----------   -----------   ------------   ------------
Net assets at end of
 year.................    $ 4,804,708   $ 6,805,092   $ 44,287,321   $ 49,416,171
                          ===========   ===========   ============   ============


See accompanying notes.

                    John Hancock Variable Annuity Account U

                        For the years ended December 31,

                                   Small/Mid Cap Growth            Real Estate Equity
                                        Subaccount                     Subaccount
                              -----------------------------   ------------------------------
                                   2002            2001            2002            2001
                              -------------   -------------   -------------   --------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss)..................... $     (34,443)  $    (213,752)  $   1,737,270   $    1,104,033
 Realized gains (losses).....      (851,623)     (1,892,567)       (416,575)       3,874,327
 Change in unrealized
  appreciation (depreciation)
  during the year............     (1,522,672)      1,939,351      (1,232,619)      (3,487,332)
                              -------------   -------------   -------------   --------------
Net increase (decrease) in
 net assets resulting from
 operations..................    (2,408,738)       (166,968)         88,076        1,491,028
                              -------------   -------------   -------------   --------------
Contract transactions:
 Net payments received from
  contract owners ...........        69,764          84,499         254,309          297,537
 Net transfers for contract
  benefits and terminations..    (1,687,423)     (7,599,964)     (6,472,969)     (17,460,445)
 Net transfers between
  subaccounts................      (517,866)       (419,828)      1,139,369          (36,717)
                              -------------   -------------   -------------   --------------
Net decrease in net assets
 resulting from contract
 transactions ...............    (2,135,525)     (7,935,293)     (5,079,291)     (17,199,625)
                              -------------   -------------   -------------   --------------
Total decrease in net
 assets......................    (4,544,263)     (8,102,261)     (4,991,215)     (15,708,597)
Net assets at beginning of
 year........................    11,847,865      19,950,126      34,227,964       49,936,561
                              -------------   -------------   -------------   --------------
Net assets at end of year.... $   7,303,602   $  11,847,865   $  29,236,749   $   34,227,964
                              =============   =============   =============   ==============


                                     Growth & Income                     Managed
                                       Subaccount                       Subaccount
                              ------------------------------  ------------------------------
                                  2002            2001            2002              2001
                              --------------  --------------  --------------  --------------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss)..................... $  (1,065,902)  $  (3,562,121)  $   1,589,819   $    5,662,011
 Realized gains (losses).....   (30,225,849)     (7,477,306)    (14,391,858)       9,022,930
 Change in unrealized
  depreciation during the
  year.......................   (55,024,362)   (103,017,939)    (57,066,638)     (57,145,411)
                              -------------   -------------   -------------   --------------
Net decrease in net assets
 resulting from operations...   (86,316,113)   (114,057,366)    (69,868,677)     (42,460,470)
                              -------------   -------------   -------------   --------------
Contract transactions:
 Net payments received from
  contract owners ...........     1,915,164       2,847,763       2,331,905        4,333,685
 Net transfers for contract
  benefits and terminations..   (57,295,009)   (206,390,008)    (96,244,681)    (437,894,398)
 Net transfers between
  subaccounts................   (11,059,454)    (21,083,615)    (12,069,818)     (15,652,289)
                              -------------   -------------   -------------   --------------
Net decrease in net assets
 resulting from contract
 transactions ...............   (66,439,299)   (224,625,860)   (105,982,594)    (449,213,002)
                              -------------   -------------   -------------   --------------
Total decrease in net
 assets......................  (152,755,412)   (338,683,226)   (175,844,611)    (491,673,472)
Net assets at beginning of
 year........................   413,308,314     751,991,540     537,849,350    1,029,522,822
                              -------------   -------------   -------------   --------------
Net assets at end of year.... $ 260,552,902   $ 413,308,314   $ 361,998,079   $  537,849,350
                              =============   =============   =============   ==============


See accompanying notes.

                     John Hancock Variable Annuity Account U

                        For the years ended December 31,

                                   Short-Term Bond            Small Cap Equity
                                     Subaccount                  Subaccount
                             ---------------------------   -------------------------
                                 2002            2001          2002         2001
                             -----------     -----------   -----------   -----------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss) ................... $   126,654     $   197,506   $   (20,224)  $   (48,440)
 Realized gains (losses)....      63,692          83,602      (313,266)     (877,301)
 Change in unrealized
  appreciation
  (depreciation) during the
  year .....................     (16,146)         47,415      (284,433)      596,166
                             -----------     -----------   -----------   -----------
Net increase (decrease) in
 net assets resulting from
 operations.................     174,200         328,523      (617,923)     (329,575)
                             -----------     -----------   -----------   -----------
Contract transactions:
 Net payments received from
  contract owners ..........      30,648          44,836        27,785        39,074
 Net transfers for contract
  benefits and
  terminations .............  (1,041,581)     (3,909,581)     (585,252)   (2,121,956)
 Net transfers between
  subaccounts...............   2,100,578       1,898,880       241,356       395,028
                             -----------     -----------   -----------   -----------
Net increase (decrease) in
 net assets resulting from
 contract transactions .....   1,089,645      (1,965,865)     (316,111)   (1,687,854)
                             -----------     -----------   -----------   -----------
Total increase (decrease)
 in net assets..............   1,263,845      (1,637,342)     (934,034)   (2,017,429)
Net assets at beginning
 of year ...................   3,810,829       5,448,171     2,279,013     4,296,442
                             -----------     -----------   -----------   -----------
Net assets at end of year... $ 5,074,674     $ 3,810,829   $ 1,344,979   $ 2,279,013
                             ===========     ===========   ===========   ===========


                             International Opportunities            Equity Index
                                  Subaccount                     Subaccount
                             ---------------------------   -------------------------
                                 2002           2001           2002          2001
                             -----------     -----------   -----------   -----------
Increase (decrease) in net
 assets from operations:
 Net investment income
  (loss).................... $   (11,680)    $   (23,857)  $     7,761   $   (46,092)
 Realized losses............    (398,855)     (1,251,797)   (2,140,452)   (1,599,717)
 Change in unrealized
  appreciation
  (depreciation) during
  the year..................      70,205          25,007      (518,133)   (1,950,432)
                             -----------     -----------   -----------   -----------
Net decrease in net assets
 resulting from operations..    (340,330)     (1,250,647)   (2,650,824)   (3,596,241)
                             -----------     -----------   -----------   -----------
Contract transactions:
 Net payments received from
  contract owners ..........      16,300          68,285      (243,769)      886,154
 Net transfers for contract
  benefits and
  terminations..............    (436,854)     (2,785,093)   (1,828,682)  (13,671,320)
 Net transfers between
  subaccounts...............      26,062        (610,682)     (805,908)     (906,765)
                             -----------     -----------   -----------   -----------
Net decrease in net assets
 resulting from contract
 transactions ..............    (394,492)     (3,327,490)   (2,878,359)  (13,691,931)
                             -----------     -----------   -----------   -----------
Total decrease in net
 assets.....................    (734,822)     (4,578,137)   (5,529,183)  (17,288,172)
Net assets at beginning
 of year....................   2,085,193       6,663,330    12,560,745    29,848,917
                             -----------     -----------   -----------   -----------
Net assets at end of year... $ 1,350,371     $ 2,085,193   $ 7,031,562   $12,560,745
                             ===========     ===========   ===========   ===========


See accompanying notes.

                     John Hancock Variable Annuity Account U

                        For the years ended December 31,

                                      Global Bond            Emerging Markets Equity
                                       Subaccount                  Subaccount
                                -------------------------   -------------------------
                                    2002          2001          2002          2001
                                -----------   -----------   -----------   -----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss).. $  122,530    $    47,379   $  (17,878)   $   (31,805)
 Realized gains (losses).......     21,491       (110,221)    (593,289)    (2,375,454)
 Change in unrealized
  appreciation (depreciation)
  during the year..............    186,842        (33,706)     470,217      2,114,761
                                ----------    -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from
 operations....................    330,863        (96,548)    (140,950)      (292,498)
                                ----------    -----------   ----------    -----------
Contract transactions:
 Net payments received from
  contract owners .............     16,511         91,246       18,883         27,549
 Net transfers for contract
  benefits and terminations....   (810,977)    (1,885,552)    (426,537)    (1,496,297)
 Net transfers between
  subaccounts..................  2,140,088        (30,332)     262,906       (145,753)
                                ----------    -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from
 contract transactions ........  1,345,622     (1,824,638)    (144,748)    (1,614,501)
                                ----------    -----------   ----------    -----------
Total increase (decrease) in
 net assets....................  1,676,485     (1,921,186)    (285,698)    (1,906,999)
Net assets at beginning of
 year..........................  1,738,288      3,659,474    1,674,400      3,581,399
                                ----------    -----------   ----------    -----------
Net assets at end of year...... $3,414,773    $ 1,738,288   $1,388,702    $ 1,674,400
                                ==========    ===========   ==========    ===========


                                       Bond Index             Small/Mid Cap CORE
                                       Subaccount                 Subaccount
                                -------------------------   -------------------------
                                    2002          2001          2002          2001
                                -----------   -----------   -----------   -----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss).. $   71,457    $    47,863   $   (3,721)   $    (7,644)
 Realized gains (losses)             4,611         29,729      (28,998)       (82,560)
 Change in unrealized
  appreciation (depreciation)
  during the year..............     59,823        (24,893)     (74,677)        70,454
                                ----------    -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from
 operations....................    135,891         52,699     (107,396)       (19,750)
                                ----------    -----------   ----------    -----------
Contract transactions:
 Net payments received from
  contract owners .............     73,921         38,905       10,209         66,345
 Net transfers for contract
  benefits and terminations....   (479,259)    (1,069,034)    (106,954)    (1,058,162)
 Net transfers between
  subaccounts..................  2,341,740      1,515,265      217,544         36,751
                                ----------    -----------   ----------    -----------
Net increase (decrease) in net
 assets resulting from contract
 transactions..................  1,936,402        485,136      120,799       (955,066)
                                ----------    -----------   ----------    -----------
Total increase (decrease) in
 net assets...................   2,072,293        537,835       13,403       (974,816)
Net assets at beginning of
 year.........................   1,087,316        549,481      420,121      1,394,937
                                ----------    -----------   ----------    -----------
Net assets at end of year.....  $3,159,609    $ 1,087,316   $  433,524    $   420,121
                                ==========    ===========   ==========    ===========


See accompanying notes.

                     John Hancock Variable Annuity Account U

                        For the years ended December 31,

                                       High Yield Bond        Large Cap Aggressive
                                          Subaccount           Growth Subaccount
                                  ------------------------   ----------------------
                                     2002         2001          2002       2001
                                  ----------   -----------   ---------   ----------
Increase (decrease) in net
 assets from operations:
 Net investment loss............  $   46,158   $    92,876   $  (1,913)  $   (3,694)
 Realized losses................     (82,621)     (136,094)    (32,156)     (99,676)
 Change in unrealized
  appreciation (depreciation)
  during the year...............       4,494       (29,600)    (21,244)      51,939
                                  ----------   -----------   ---------   ----------
Net decrease in net assets
 resulting from operations......     (31,969)      (72,818)    (55,313)     (51,431)
                                  ----------   -----------   ---------   ----------
Contract transactions:
 Net payments received from
  contract owners ..............         156        28,607         (12)      17,271
 Net transfers for contract
  benefits and terminations.....    (152,238)     (943,177)    (18,760)    (169,227)
 Net transfers between
  subaccounts...................     (48,504)    1,201,950     (37,026)     141,537
                                  ----------   -----------   ---------   ----------
Net increase (decrease) in net
 assets resulting from contract
 transactions ..................    (200,586)      287,380     (55,798)     (10,419)
                                  ----------   -----------   ---------   ----------
Total increase (decrease) in net
 assets.........................    (232,555)      214,562    (111,111)     (61,850)
Net assets at beginning of
 year...........................     734,229       519,667     192,578      254,428
                                  ----------   -----------   ---------   ----------
Net assets at end of year.......  $  501,674   $   734,229   $  81,467   $  192,578
                                  ==========   ===========   =========   ==========


                                       Small Cap Value        Large Cap Value CORE
                                         Subaccount                Subaccount
                                  ------------------------   ----------------------
                                     2002         2001         2002         2001
                                  ----------   -----------   ---------   ----------
Increase (decrease) in net
 assets from operations:
 Net investment income (loss)...  $   35,354   $   (24,237)  $     (53)  $     (123)
 Realized gains (losses)........      22,344       107,931      (2,906)         285
 Change in unrealized
  appreciation (depreciation)
  during the year...............    (574,531)      409,880      (2,293)       2,706
                                  ----------   -----------   ---------   ----------
Net increase (decrease) in
 net assets resulting from
 operations.....................    (516,833)      493,574      (5,252)       2,868
                                  ----------   -----------   ---------   ----------
Contract transactions:
 Net payments received from
  contract owners...............      37,834        10,173         758        2,630
 Net transfers for contract
  benefits and terminations.....    (922,964)   (2,612,233)     (1,538)     (54,992)
 Net transfers between
  subaccounts...................     982,713     3,928,019      68,669       89,431
                                  ----------   -----------   ---------   ----------
Net increase in net assets
 resulting from contract
 transactions...................      97,583     1,325,959      67,889       37,069
                                  ----------   -----------   ---------   ----------
Total increase (decrease) in
 net assets.....................    (419,250)    1,819,533      62,637       39,937
Net assets at beginning of
 year...........................   4,068,481     2,248,948      46,271        6,334
                                  ----------   -----------   ---------   ----------
Net assets at end of year ......  $3,649,231   $ 4,068,481   $ 108,908   $   46,271
                                  ==========   ===========   =========   ==========


See accompanying notes.

                     John Hancock Variable Annuity Account U

                        For the years ended December 31,

                               Fundamental Growth         Fundamental Value
                                   Subaccount                Subaccount
                            ------------------------  -------------------------
                               2002         2001          2002         2001*
                            ----------  ------------  ------------  -----------
Increase (decrease) in net
 assets from operations:
 Net investment loss....... $  (3,786)  $   (30,000)  $    (4,316)  $    (3,662)
 Realized losses...........  (126,124)   (2,709,366)     (133,217)      (17,792)
 Change in unrealized
  appreciation
  (depreciation) during
  the year.................    21,715     1,136,170      (607,941)       15,780
                            ---------   -----------   -----------   -----------
Net decrease in net assets
 resulting from
 operations................  (108,195)   (1,603,196)     (745,474)       (5,674)
                            ---------   -----------   -----------   -----------
Contract transactions:
 Net payments received from
  contract owners .........     3,440         9,042        25,819        72,552
 Net transfers for contract
  benefits and
  terminations.............   (34,127)     (407,452)     (641,458)   (3,917,796)
 Net transfers between
  subaccounts..............  (114,958)   (1,835,507)     (291,854)    8,070,826
                            ---------   -----------   -----------   -----------
Net increase (decrease) in
 net assets resulting from
 contract transactions ....  (145,645)   (2,233,917)     (907,493)    4,225,582
                            ---------   -----------   -----------   -----------
Total increase (decrease)
 in net assets.............  (253,840)   (3,837,113)   (1,652,967)    4,219,908
Net assets at beginning
 of year...................   415,925     4,253,038     4,382,379       162,471
                            ---------   -----------   -----------   -----------
Net assets at end of
 year...................... $ 162,085   $   415,925   $ 2,729,412   $ 4,382,379
                            =========   ===========   ===========   ===========

* From inception of investment operations September 10, 2001.

See accompanying notes.

                     John Hancock Variable Annuity Account U

                          Notes to Financial Statements

                                December 31, 2002

1.   Organization

John Hancock Variable Annuity Account U (the Account) is a separate investment account of John Hancock Life Insurance Company (JHLICO), a wholly-owned subsidiary of John Hancock Financial Services, Inc. (John Hancock). The Account was formed to fund variable annuity contracts (Contracts) issued by JHLICO. Currently, the Account funds the Accommodator, Independence and Signature Variable Annuity Contracts. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-six subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Fund of John Hancock Variable Series Trust I (the Trust). New subaccounts may be added as new Funds are added to the Trust, or as other investment options are developed, and made available to contract owners. The twenty-six Funds of the Trust, which are currently available, are the Large Cap Growth, Active Bond, International Equity Index, Small Cap Growth, Global Balanced, Multi Cap Growth (formerly Mid Cap Growth), Large Cap Value, Money Market, Small/Mid-Cap Growth, Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Equity, International Opportunities, Equity Index, Global Bond, Emerging Markets Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond, Large Cap Aggressive Growth, Small Cap Value, Large Cap Value CORE, Fundamental Growth, and Fundamental Value (formerly Large/Mid Cap Value) subaccounts. Each Portfolio has a different investment objective.

The assets of the Account are the property of JHLICO. The portion of the Account's assets applicable to the Contracts may not be charged with liabilities arising out of any other business JHLICO may conduct.

2.   Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     John Hancock Variable Annuity Account U

2.   Significant Accounting Policies (continued)

Valuation of Investments

Investment in shares of the Trust are valued at the reported net asset values of the respective underlying Portfolios. Investment transactions are recorded on the trade date. Realized gains and losses on sales of respective Fund shares are determined on the basis of identified cost. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

Net Assets in Payout (Annuitization) Period

A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption may be based on the Annuity 2000 Table, the 1983a Individual Annuity Mortality Table, the 1971 Individual Annuity Mortality Table (modified), or the Annuity Mortality Table for 1949 (modified). The assumed interest rate is 3.5%, unless the annuitant elects otherwise, in which case the rate may be 5.0% or 6.0%, as regulated by the laws of the respective states. The mortality risk is borne entirely by John Hancock Life Insurance Company and may result in additional amounts being transferred into the variable annuity account by John Hancock Life Insurance Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of JHLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Contracts funded in the Account. Currently, JHLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

Expenses

JHLICO assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which assets charges are deducted at an annual rate of 1.00%, 1.40% and 0.85% of net assets of the Accommodator, Independence and Signature Variable Annuity Contracts, respectively.

JHLICO makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefit, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions.

                     John Hancock Variable Annuity Account U

Amounts Receivable/Payable

Receivables/Payables to/from Portfolios/JHLICO are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due to/from either the respective Portfolio and/or John Hancock Life Insurance Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2002.

3.   Transaction with Affiliates

John Hancock acts as the distributor, principal underwriter and investment advisor for the Trust. Certain officers of the Account are officers and directors of JHLICO or the Trust.

4.   Details of Investments

The details of the shares owned and cost and value of investments in the Subaccounts of the Trust at December 31, 2002 were as follows:

Subaccount                           Shares Owned      Cost          Value
----------                           ------------      ----          -----
Large Cap Growth..................     5,874,090   $139,270,283   $ 65,683,174
Active Bond.......................    14,283,341    138,275,939    138,497,831
International Equity Index........     1,328,005     21,328,948     13,349,847
Small Cap Growth..................       643,765      9,620,695      5,309,067
Global Balanced...................        41,986        394,233        332,689
Multi Cap Growth..................     1,185,532     20,397,141      7,887,009
Large Cap Value...................       403,434      5,647,571      4,804,708
Money Market......................    44,287,321     44,287,321     44,287,321
Small/Mid-Cap Growth..............       665,192      9,157,895      7,303,602
Real Estate Equity................     2,286,038     31,622,724     29,236,749
Growth & Income...................    28,269,608    477,888,428    260,552,902
Managed...........................    32,474,597    480,053,277    361,998,079
Short-Term Bond...................       496,013      5,019,235      5,074,674
Small Cap Equity..................       213,613      1,889,597      1,344,979
International Opportunities.......       178,708      2,027,991      1,350,371
Equity Index......................       618,748     11,114,732      7,031,562
Global Bond.......................       308,670      3,304,273      3,414,773
Emerging Markets Equity...........       231,783      1,689,842      1,388,702
Bond Index........................       306,780      3,110,599      3,159,609
Small/Mid Cap CORE................        52,332        497,730        433,524
High Yield Bond...................        84,908        571,081        501,674
Large Cap Aggressive Growth.......        14,621         93,408         81,467
Small Cap Value...................       290,853      3,963,447      3,649,231
Large Cap Value CORE..............        13,706        108,346        108,908
Fundamental Growth................        27,406        250,264        162,085
Fundamental Value.................       313,897      3,314,626      2,729,412

                     John Hancock Variable Annuity Account U

4.   Details of Investments (continued)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Subaccounts of the Trust during 2002 were as follows:


Subaccount                                           Purchases       Sales
----------                                           ---------       -----
Large Cap Growth.................................   $ 1,202,253   $ 25,601,981
Active Bond......................................     9,312,983     24,795,360
International Equity Index.......................       538,004      5,245,256
Small Cap Growth.................................       481,664      3,025,987
Global Balanced..................................        30,656         79,033
Multi Cap Growth.................................       346,330      4,583,884
Large Cap Value..................................     1,707,787      2,643,474
Money Market.....................................    13,767,555     18,896,405
Small/Mid-Cap Growth.............................       761,144      2,931,112
Real Estate Equity...............................     4,012,091      7,354,112
Growth & Income..................................     2,784,572     70,289,773
Managed..........................................     7,856,395    112,249,171
Short-Term Bond..................................     2,674,876      1,458,577
Small Cap Equity.................................       620,393        956,728
International Opportunities......................       164,802        570,974
Equity Index.....................................       952,530      3,823,128
Global Bond......................................     2,628,818      1,160,667
Emerging Markets Equity..........................       598,487        761,113
Bond Index.......................................     2,772,605        764,746
Small/Mid Cap CORE...............................       457,060        339,983
High Yield Bond..................................       258,870        413,298
Large Cap Aggressive Growth......................       104,759        162,470
Small Cap Value..................................     2,630,126      2,497,189
Large Cap Value CORE.............................        96,292         28,456
Fundamental Growth...............................        42,848        192,279
Fundamental Value................................       221,844      1,133,653

                     John Hancock Variable Annuity Account U

5.   Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:


                                                                               For the years and periods ended
                                        At December 31,                                 December 31,
                             -------------------------------------  -----------------------------------------------------
                                            Unit                        Expenses       Investment            Total
                             Units        Fair Value       Assets        Ratio*          Income            Return***
     Subaccount              (000s)   Lowest to Highest    (000s)   Lowest to Highest    Ratio**       Lowest to Highest
---------------------        ------  -------------------  --------  -----------------  -----------  ---------------------
Large Cap Growth       2002  2,858   $ 22.87 and $ 26.01  $ 65,683     1% and 1.4%        0.32%      (28.84)% and (28.54)%
                       2001  3,711     32.14 and 36.40     119,827      1 and 1.4         0.15        (18.67) and (18.37)

Active Bond            2002  4,510     22.28 and 63.51     138,498      1 and 1.4         5.18           5.97 and 6.58
                       2001  5,356     21.06 and 59.59     151,948      1 and 1.4         6.06           5.99 and 6.79

International Equity
 Index                 2002  1,194     11.10 and 12.83      13,350      1 and 1.4         1.75        (16.42) and (16.03)
                       2001  1,567     13.28 and 15.28      20,917      1 and 1.4         1.70        (21.37) and (21.07)

Small Cap Growth       2002    545      9.27 and 9.98        5,309      1 and 1.4         --/a/       (30.87) and (30.65)
                       2001    749     14.06 and 14.39      10,548      1 and 1.4         --/a/       (13.85) and (13.47)

Global Balanced        2002     34     9.86 and 10.13          333      1 and 1.4         1.27         (7.59) and (7.23)
                       2001     36     10.67 and 10.92         409      1 and 1.4         1.30         (7.78) and (7.38)

Multi Cap Growth       2002    868      9.06 and 9.31        7,887      1 and 1.4         --/a/       (33.33) and (33.07)
                       2001  1,234     13.59 and 13.91      16,807      1 and 1.4         --/a/       (37.83) and (37.54)

Large Cap Value        2002    321     14.94 and 15.34       4,805      1 and 1.4         1.60        (14.43) and (14.11)
                       2001    389     17.46 and 17.86       6,805      1 and 1.4         1.59          (0.17) and 0.22

Money Market           2002  2,521     14.95 and 27.82      44,287      1 and 1.4         1.47           0.07 and 0.54
                       2001  2,818     14.94 and 27.69      49,416      1 and 1.4         3.91           2.47 and 2.90

Small/Mid-Cap Growth   2002    465     10.60 and 15.99       7,304      1 and 1.4         --/a/       (22.27) and (21.94)
                       2001    585     13.58 and 20.57      11,848      1 and 1.4         --/a/          1.43 and 1.80

Real Estate Equity     2002  1,072     27.23 and 28.08      29,237      1 and 1.4         4.42          (0.07) and 0.36
                       2001  1,255     27.25 and 27.98      34,228      1 and 1.4         4.00           4.29 and 4.68

Growth & Income        2002  7,155    23.26 and 119.03     260,553      1 and 1.4         0.71        (23.26) and (22.63)
                       2001  9,056    30.31 and 153.85     413,308      1 and 1.4         0.47        (16.62) and (15.93)


                     John Hancock Variable Annuity Account U

                                                                             For the years and periods ended
                                       At December 31,                                December 31,
                             -----------------------------------  -----------------------------------------------------
                                           Unit                       Expenses       Investment            Total
                             Units       Fair Value      Assets        Ratio*          Income            Return***
     Subaccount              (000s)  Lowest to Highest   (000s)   Lowest to Highest    Ratio**       Lowest to Highest
---------------------        ------  -----------------  --------  -----------------  -----------  ---------------------
Managed                2002  15,965  $22.60 and $25.33   361,998     1% and 1.4%        1.74%     (14.43)% and (14.11)%
                       2001  20,306   26.41 and 29.49    537,849      1 and 1.4         2.14        (4.21) and (3.82)

Short-Term Bond        2002     348   13.94 and 14.64      5,075      1 and 1.4         4.26          4.20 and 4.65
                       2001     272   13.32 and 14.05      3,811      1 and 1.4         5.45          6.60 and 6.99

Small Cap Equity       2002     186    7.22 and 7.41       1,345      1 and 1.4         0.18       (29.15) and (28.95)
                       2001     223   10.19 and 10.43      2,279      1 and 1.4         0.04        (5.12) and (4.75)

International
 Opportunities         2002     162    8.33 and 8.55       1,350      1 and 1.4         0.64       (19.28) and (19.03)
                       2001     202   10.32 and 10.56      2,085      1 and 1.4         0.80       (22.05) and (21.71)

Equity Index           2002     525   13.35 and 13.71      7,032      1 and 1.4         1.33       (23.41) and (23.11)
                       2001     719   17.43 and 17.83     12,561      1 and 1.4         1.18       (13.20) and (12.85)

Global Bond            2002     229   14.85 and 15.25      3,415      1 and 1.4         5.77         17.21 and 17.67
                       2001     137   12.67 and 12.96      1,738      1 and 1.4         3.19        (2.84) and (2.48)

Emerging Markets
 Equity                2002     162    8.57 and 8.71       1,389      1 and 1.4         0.25        (7.95) and (7.64)
                       2001     180    9.31 and 9.43       1,674      1 and 1.4         0.20        (5.00) and (4.55)

Bond Index             2002     258   12.21 and 12.41      3,160      1 and 1.4         5.18          8.44 and 8.86
                       2001      96   11.26 and 11.40      1,087      1 and 1.4         6.34        (6.64) and (6.23)

Small/Mid Cap CORE     2002      40   10.87 and 11.05        434      1 and 1.4         0.50       (16.38) and (16.10)
                       2001      32   13.00 and 13.17        420      1 and 1.4         0.51        (0.91) and (0.45)

High Yield Bond        2002      59    8.55 and 8.69         502      1 and 1.4         9.27        (5.84) and (5.44)
                       2001      81    9.08 and 9.19         734      1 and 1.4        10.01          0.78 and 1.10

Large Cap Aggressive
 Growth                2002      18        4.45               81         1.4           --/a/             (32.37)
                       2001      29        6.58              193         1.4           --/a/             (15.86)

Small Cap Value        2002     296        12.34           3,649         1.4            0.58             (7.77)
                       2001     304        13.38           4,068         1.4            0.79              17.47

                     John Hancock Variable Annuity Account U

                                                                       For the years and periods ended
                                   At December 31,                               December 31,
                          ---------------------------------  ---------------------------------------------------
                                        Unit                     Expenses       Investment           Total
                          Units       Fair Value     Assets       Ratio*          Income           Return***
    Subaccount            (000s)  Lowest to Highest  (000s)  Lowest to Highest    Ratio**      Lowest to Highest
------------------        ------  -----------------  ------  -----------------  -----------  -------------------
Large Cap Value
 CORE               2002    14          $7.98           109           1.4%       1.31%           (19.39)%
                    2001     5           9.90            46           1.4        1.11             (6.07)

Fundamental Growth  2002    39           4.13           162           1.4         --/a/           (31.17)
                    2001    69           6.00           416           1.4         --/a/           (33.18)

Fundamental Value   2002   327      7.66 and 8.41     2,729       1 and 1.4      1.22      (18.59) and (18.25)
                    2001   427      9.37 and 10.33    4,382       1 and 1.4      0.42       (8.26) and (6.30)/b/

* These ratios represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated, divided by average net assets. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying portfolio are excluded.

** These amounts represent the distributions from net investment income received by the Subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the Subaccounts invest.

*** These amounts represents the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account (the date of the first contract transfer into the Subaccount subsequent to the inception of the investment option). The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

a    Portfolio distributed no dividends during the period.

b From September 10,2001(inception of investment option). $10 initial offering price.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
John Hancock Life Insurance Company

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (the Company) as of December 31, 2002 and 2001, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2002. Our audits also included the financial statement schedules listed in the Index at Item 15(a). These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company at December 31, 2002 and 2001, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, in 2002 the Company changed its method of accounting for goodwill and other intangible assets and in 2001 the Company changed its method of accounting for its employee pension plan and postretirement health and welfare plans and derivatives.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 14, 2003

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                          CONSOLIDATED BALANCE SHEETS

                                                               December 31
                                                          ---------------------
                                                             2002       2001
                                                          ---------  ----------
                                                             (in millions)
Assets
Investments - Notes 3 and 5
Fixed maturities:
 Held-to-maturity-at amortized cost
  (fair value: 2002-$1,777.2; 2001-$1,908.2)...........   $ 1,727.0   $ 1,923.5
 Available-for-sale-at fair value
 (cost: 2002-$41,206.5; 2001-$35,778.0)................    42,046.3    36,072.1
Equity securities:
 Available-for-sale-at fair value
 (cost: 2002-$307.5; 2001-$433.1)......................       349.6       562.3
 Trading securities-at fair value
  (cost: 2002-$0.3; 2001-$2.7).........................         0.7         1.4
Mortgage loans on real estate..........................    10,296.5     9,667.0
Real estate............................................       255.3       380.4
Policy loans...........................................     2,014.2     1,927.0
Short-term investments.................................       137.3        78.6
Other invested assets..................................     2,839.1     1,676.9
                                                          ---------   ---------
 Total Investments.....................................    59,666.0    52,289.2
Cash and cash equivalents..............................       897.0     1,025.3
Accrued investment income..............................       743.2       745.9
Premiums and accounts receivable.......................       114.1       117.2
Deferred policy acquisition costs......................     3,352.6     3,186.3
Reinsurance recoverable - Note 10......................     2,958.9     2,464.3
Other assets...........................................     2,660.3     2,298.4
Separate account assets................................    17,414.9    18,998.1
                                                          ---------   ---------
 Total Assets..........................................   $87,807.0   $81,124.7
                                                          =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                              December 31,
                                                         ---------------------
                                                           2002        2001
                                                         ---------  ----------
                                                            (in millions)
Liabilities and Shareholder's Equity
Liabilities
Future policy benefits................................   $34,233.8   $29,715.0
Policyholders' funds..................................    22,571.0    20,530.3
Consumer notes - Note 8...............................       290.2          --
Unearned revenue......................................       368.9       346.0
Unpaid claims and claim expense reserves..............       160.7       203.8
Dividends payable to policyholders....................       463.0       472.8
Short-term debt - Note 8..............................        99.5       124.6
Long-term debt - Note 8...............................       703.9       661.7
Income taxes - Note 6.................................       925.0       803.9
Other liabilities.....................................     4,397.3     3,632.5
Separate account liabilities..........................    17,414.9    18,998.1
                                                         ---------   ---------
 Total Liabilities....................................    81,628.2    75,488.7
Minority interest - Note 9............................         7.3        28.8
Commitments and contingencies - Note 12
Shareholder's Equity - Note 13
Common stock, $10,000 par value; 1,000 shares
  authorized and outstanding..........................        10.0        10.0
Additional paid in capital............................     4,763.2     4,763.4
Retained earnings.....................................       956.1       608.2
Accumulated other comprehensive income................       442.2       225.6
                                                         ---------   ---------
 Total Shareholder's Equity...........................     6,171.5     5,607.2
                                                         ---------   ---------
 Total Liabilities and Shareholder's Equity...........   $87,807.0   $81,124.7
                                                         =========   =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                  Years Ended December 31,
                                               -------------------------------
                                                 2002       2001        2000
                                               ---------  ---------  ---------
                                                       (in millions)
Revenues
 Premiums...................................   $1,984.2   $2,351.9    $2,390.7
 Universal life and investment-type product
  charges...................................      606.0      600.8       591.4
 Net investment income - Note 3.............    3,581.0    3,646.2     3,563.9
 Net realized investment and other gains
  (losses), net of related amortization of
  deferred policy acquisition costs, amounts
  credited to participating pension
  contractholders and the policyholder
  dividend obligation ($(74.2), $(4.1), and
  $11.6, respectively) - Notes 1, 3 and 14..     (450.5)    (245.8)       78.3
 Investment management revenues, commissions
  and other fees............................      507.6      585.1       746.5
 Other revenue..............................      241.5      185.8         3.4
                                               --------   --------    --------
   Total revenues...........................    6,469.8    7,124.0     7,374.2

Benefits and Expenses
 Benefits to policyholders, excluding
  amounts related to net realized investment
  and other gains (losses) credited to
  participating pension contractholders and
  the policyholder dividend obligation
  ($(35.3), $25.3, and $21.0,
  respectively) - Notes 1, 3 and 14.........    3,805.2    4,328.1     4,247.4
 Other operating costs and expenses.........    1,227.5    1,227.8     1,288.8
 Amortization of deferred policy acquisition
  costs, excluding amounts related to net
  realized investment and other gains
  (losses) ($(38.9) $(29.4) and $(9.4),
  respectively) - Notes 1, 3 and 14.........      313.4      249.0       187.1
 Dividends to policyholders.................      556.2      551.7       539.2
 Demutualization expenses...................         --         --        10.6
                                               --------   --------    --------
   Total benefits and expenses..............    5,902.3    6,356.6     6,273.1
                                               --------   --------    --------
Income before income taxes and cumulative
 effect of accounting changes...............      567.5      767.4     1,101.1
Income taxes - Note 6.......................      108.6      200.7       308.9
                                               --------   --------    --------
Income before cumulative effect of
 accounting changes.........................      458.9      566.7       792.2
Cumulative effect of accounting changes, net
 of income tax - Note 1.....................         --        7.2          --
                                               --------   --------    --------
Net income..................................   $  458.9      573.9    $  792.2
                                               ========   ========    ========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                                Accumulated
                                                       Additional                 Other          Total
                                               Common   Paid in     Retained   Comprehensive  Shareholder's   Outstanding
                                                Stock   Capital     Earnings   Income (Loss)     Equity          Shares
                                               ------  ----------  ----------  -------------  -------------   ------------
                                                              (in millions, except for share amounts)
Balance at January 1, 2000...................      --        --    $ 4,352.5      $  5.4        $4,357.9            --
 Demutualization transaction.................   $10.0  $4,722.1     (4,394.4)                      337.7         1,000
 Comprehensive income:
   Net income before demutualization.........                           41.9                        41.9
   Net income after demutualization..........                          750.3                       750.3
                                                                   ---------                    --------
    Net income...............................                          792.2                       792.2
 Other comprehensive income, net of tax:
   Net unrealized investment gains...........                                       54.6            54.6
   Foreign currency translation adjustment...                                       (1.5)           (1.5)
   Minimum pension liability.................                                        8.2             8.2
                                                                                                --------
 Comprehensive income........................                                                      853.5
 Capital contributions from parent company ..              42.5                                     42.5
 Dividend paid to parent company.............                         (466.0)                     (466.0)
                                                -----  --------    ---------      ------        --------         -----
Balance at December 31, 2000.................    10.0   4,764.6        284.3        66.7         5,125.6         1,000

 Demutualization transaction.................              (1.2)                                    (1.2)
 Comprehensive income:
    Net income...............................                          573.9                       573.9
   Other comprehensive income, net of tax:
    Net unrealized investment losses.........                                      (81.1)          (81.1)
    Foreign currency translation adjustment..                                        1.0             1.0
    Minimum pension liability................                                       15.2            15.2
    Cash flow hedges.........................                                       (3.8)           (3.8)
                                                                                                --------
 Comprehensive income........................                                                      505.2
 Dividend paid to parent company.............                         (250.0)                     (250.0)
 Change in accounting principles.............                                      227.6           227.6
                                                -----  --------    ---------      ------        --------         -----
Balance at December 31, 2001 ................    10.0   4,763.4        608.2       225.6         5,607.2         1,000

 Demutualization transaction.................              (0.2)                                    (0.2)
 Comprehensive income:
   Net income................................                          458.9                       458.9
 Other comprehensive income, net of tax:
    Net unrealized investment gains..........                                       65.7            65.7
    Minimum pension liability................                                      (24.4)          (24.4)
    Cash flow hedges.........................                                      175.3           175.3
                                                                                                --------
 Comprehensive income........................                                                      675.5
 Dividends paid to parent company............                         (111.0)                     (111.0)
                                                -----  --------    ---------      ------        --------         -----
Balance at December 31, 2002.................   $10.0  $4,763.2        956.1      $442.2        $6,171.5         1,000
                                                =====  ========    =========      ======        ========         =====


The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                               Years Ended December 31,
                                         ------------------------------------
                                            2002         2001         2000
                                         -----------  -----------  ----------
                                                     (in millions)
Cash flows from operating activities:
Net income..............................    $ 458.9      $ 573.9      $ 792.2
 Adjustments to reconcile net income to
  net cash provided by operating
  activities:
   Amortization of discount - fixed
    maturities..........................      (78.3)      (134.0)      (102.9)
   Net realized investment and other
    (gains) losses......................      450.5        245.8        (78.3)
   Change in deferred policy
    acquisition costs...................     (194.1)      (204.0)      (235.4)
   Depreciation and amortization........       47.4         72.1         78.8
   Net cash flows from trading
    securities..........................        0.7          0.2         (0.1)
   Decrease (increase) in accrued
    investment income...................        2.7        (46.5)       (89.8)
   Decrease in premiums and accounts
    Receivable..........................        3.1         11.8          8.4
   Increase in other assets and other
    liabilities, net....................     (308.4)      (263.5)      (464.5)
   Increase in policy liabilities and
    accruals, net.......................    2,086.8      2,323.7      1,798.1
   Increase (decrease) in income taxes         (2.7)       195.4        336.7
                                         ----------   ----------    ---------
    Net cash provided by operating
     activities.........................    2,466.6      2,774.9      2,043.2
Cash flows used in investing
 activities:
 Sales of:
   Fixed maturities available-for-sale..    4,897.1     16,058.9      4,360.5
   Equity securities
    available-for-sale .................      316.4        614.6        669.9
   Real estate..........................      127.7         53.8         59.8
   Short-term investments and other
    invested assets.....................      458.7        113.4         81.5
 Maturities, prepayments and scheduled
  redemptions of:
   Fixed maturities held-to-maturity....      214.2        241.8      1,807.2
   Fixed maturities available-for-sale      2,720.1      3,087.0      1,490.0
   Short-term investments and other
    invested assets.....................      149.3        168.4        418.8
   Mortgage loans on real estate........    1,520.6      1,342.0      1,447.4
 Purchases of:
   Fixed maturities held-to-maturity....      (27.6)       (66.7)    (2,092.4)
   Fixed maturities available-for-sale..  (12,984.7)   (26,321.9)    (6,961.4)
   Equity securities
    available-for-sale .................      (90.9)      (285.8)      (425.3)
   Real estate..........................       (8.1)       (52.8)       (58.7)
   Short-term investments and other
    invested assets.....................   (1,369.2)      (448.5)      (784.8)
 Mortgage loans on real estate issued...   (2,036.5)    (1,204.5)    (1,499.9)
 Net cash (paid) received related to
  acquisition/sale of businesses........         --        (28.2)       141.3
 Other, net.............................      (99.7)       177.4        (25.7)
                                         ----------   ----------    ---------
    Net cash used in investing
     activities......................... $ (6,212.6)  $ (6,551.1)   $(1,371.8)

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                Years Ended December 31,
                                           ----------------------------------
                                              2002        2001        2000
                                           ----------  ----------  ----------
                                                     (in millions)
Cash flows from financing activities:
 Issuance of common stock.................        --          --         10.0
 Contribution from Parent.................        --          --      1,552.0
 Payments to eligible policyholders under
  Plan of Reorganization..................        --          --     (1,076.7)
 Dividend paid to parent company.......... $  (111.0)  $  (250.0)      (466.0)
 Universal life and investment-type
  contract deposits.......................   8,999.4    10,520.3      7,918.2
 Universal life and investment-type
  contract maturities and withdrawals.....  (5,505.4)   (8,271.8)    (7,034.2)
 Issuance of consumer notes...............     290.2          --           --
 Issuance of short-term debt..............      92.8       105.4           --
 Issuance of long-term debt...............      20.0         6.5         20.0
 Repayment of short-tem debt..............    (110.6)      (23.0)           -
 Repayment of long-term debt..............     (57.7)      (29.9)       (73.2)
 Net decrease in commercial paper.........        --      (222.3)      (158.2)
                                           ---------   ---------    ---------
 Net cash provided by financing
  activities..............................   3,617.7     1,835.2        691.9
                                           ---------   ---------    ---------
 Net (decrease) increase in cash and cash
  equivalents.............................    (128.3)   (1,941.0)     1,363.3
Cash and cash equivalents at beginning of
 year.....................................   1,025.3     2,966.3      1,603.0
                                           ---------   ---------    ---------
Cash and cash equivalents at end of year.. $   897.0   $ 1,025.3    $ 2,966.3
                                           =========   =========    =========

The accompanying notes are an integral part of these consolidated financial statements.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company, (the Company), formerly known as John Hancock Mutual Life Insurance Company (the Mutual Company), is a diversified financial services organization that provides a broad range of insurance and investment products and investment management and advisory services.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the current year presentation.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries, and investment partnerships, other equity investments and special purpose entities (SP-Es) in which the Company has a controlling financial interest. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. SPEs in which the Company does not have a controlling financial interest are accounted for under guidance appropriate to each relationship, whether the Company invests in the debt or equity securities of the SPE, issues funding agreements to the SPE, manages the SPE as investment advisor, or performs other services for them. Please refer to the Recent Accounting Pronouncements section below for a discussion of new accounting guidance relative to Variable Interest Entities (VIEs).

In December 2001, the Company transferred both its remaining portion of John Hancock Canadian Holdings Limited and certain international subsidiaries held by the Company, with a carrying value at December 31, 2001 of $300.1 million, to its parent, John Hancock Financial Services, Inc. (JHFS or the Parent Company), which is a holding company, in the form of a dividend. The transfer was accounted for as a transfer of entities under common control. As a result of the transfer, all current and prior period consolidated financial data was restated to exclude the results of operations, financial position, and cash flows of these transferred foreign subsidiaries from the Company's financial statements. No gain or loss was recognized on the transaction.

Recent Acquisitions

The acquisitions described under the table below were recorded under the purchase method of accounting and, accordingly, the operating results have been included in the Company's consolidated results of operations from the applicable date of acquisition. Each purchase price was allocated to the assets acquired and the liabilities assumed based on estimated fair values, with the excess, if any, of the applicable purchase price over the estimated fair values of the acquired assets and liabilities recorded as goodwill. These entities or books of business generally were acquired by the Company in execution of its plan to acquire businesses that have strategic value, meet its earnings requirements and advance the growth of its current businesses. The following table presents actual and proforma data for comparative purposes, for the periods indicated to demonstrate the proforma effect of all acquisitions as if they occurred on January 1, 2000.

                                                Year Ended December 31,
                        -------------------------------------------------------------------
                           2002                   2001                   2000
                         Proforma      2002     Proforma      2001     Proforma      2000
                        -----------  --------  -----------  --------  -----------  --------
                                       (in millions, except per share data)
                        (unaudited)            (unaudited)            (unaudited)
Revenue...............   $6,557.2    $6,469.8   $7,266.5    $7,124.0   $7,715.1    $7,374.2
Net income............   $  471.5    $  458.9   $  582.7    $  573.9   $  791.7    $  792.2

                      JOHN HANCOCK LIFE INSURANCE COMPANY

On December 31, 2002, the Company acquired the fixed universal life insurance business of Allmerica Financial Corporation (Allmerica) through a reinsurance agreement for approximately $104.3 million. There was no impact on the Company's results of operations from the acquired insurance business during 2002.

On April 2, 2001, a subsidiary of the Company, Signature Fruit Company, LLC (Signature Fruit), purchased certain assets and assumed certain liabilities out of the bankruptcy proceedings of Tri Valley Growers, Inc., a cooperative association, for approximately $53.0 million. The net losses related to the acquired operations included in the Company's results from the date of acquisition through December 31, 2001 were $3.4 million.

On March 1, 2000, the Company acquired the individual long-term care insurance business of Fortis, Inc. (Fortis) through a coinsurance agreement for approximately $165.0 million. The net income relating to the acquired operations is included in the Company's results from the date of acquisition through December 31, 2000.

Reorganization

In connection with the Mutual Company's Plan of Reorganization (the Plan), effective February 1, 2000, the Mutual Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly-owned subsidiary of JHFS. All policyholder membership interests in the Mutual Company were extinguished on that date and eligible policyholders of the Mutual Company received, in the aggregate, 212.8 million shares of common stock of JHFS, $1,438.7 million of cash and $43.7 million of policy credits as compensation. In addition, the Company established a closed block to fund the guaranteed benefits and dividends of certain participating insurance policies. In connection with the Plan, the Mutual Company changed its name to John Hancock Life Insurance Company.

In addition, on February 1, 2000, JHFS completed its initial public offering
(IPO), in which 102.0 million shares of common stock were issued at a price of $17.00 per share. Net proceeds from the IPO were $1,657.7 million, of which $105.7 million was retained by JHFS and $1,552.0 million was contributed to the Company.

Investments

The Company classifies its debt and equity investment securities into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date. Fixed maturity investments include bonds, mortgage-backed securities, and redeemable preferred stock and are classified as held-to-maturity or available-for-sale. Those bonds and mortgage-backed securities that the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost. Fixed maturity investments not classified as held-to-maturity are classified as available-for-sale and are carried at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholders, amounts credited to the policyholder dividend obligation, and applicable taxes. Interest income is generally recorded on an accrual basis. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income. The amortized cost of fixed maturity investments is adjusted for impairments in value deemed to be other than temporary and such adjustments are reported as a component of net realized investment and other gains (losses).

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and non-redeemable preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company has classified as available-for-sale, unrealized gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses). Gains and losses, both realized and unrealized, on equity securities classified as trading are included in net realized investment and other gains (losses).

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premium or discount, less allowance for probable losses. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in interest income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is then recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate to be disposed of, including the Company's Home Office, which is held in the Corporate and Other segment, is carried at the lower of cost or fair value less costs to sell. Any change to the valuation allowance for real estate to be disposed of is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate to be disposed of. During the fourth quarter of 2002, the Company announced its intent to sell the majority of its Home Office real estate and ceased depreciating its Home Office real estate held for sale. As of December 31, 2002 the Home Office real estate held for sale had a carrying value of $314.6 million and was reported in other assets on the consolidated balance sheets. The carrying value of the Company's other real estate to be disposed of was $143.8 million and $280.0 million at December 31, 2002 and 2001, respectively and is reported in real estate in the Investment section of the consolidated balance sheets.

Policy loans are carried at unpaid principal balances, which approximate fair value.

Short-term investments are carried at amortized cost, which approximates fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on the basis of specific identification and are reported net of related amortization of deferred policy acquisition costs, amounts credited to participating pension contractholder accounts, and amounts credited to the policyholder dividend obligation.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities. All derivative instruments are carried on the consolidated balance sheets at fair value.

In certain cases, the Company uses hedge accounting as allowed by Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards
(SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any change in fair value of the derivative instrument as well as the offsetting change in fair value of the hedged items are recorded in net realized investment and other gains (losses). For fair value hedges, when the derivative has been terminated, a final fair value change will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the hedged item. At maturity, expiry or sale of the hedged item, a final fair value change for the hedged item will be recorded in net realized investment and other gains (losses), as well as the offsetting changes in fair value for the derivative.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Basis adjustments are amortized into income through net realized investment and other gains (losses). For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss will continue to be reported in other comprehensive income and then reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the accumulated derivative gain or loss included in other comprehensive income would be immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, swaptions, and equity collars), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs

Deferred acquisition costs (DAC) are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include commissions, certain costs of policy issue and underwriting, and certain agency expenses. The Company tests the recoverability of its DAC quarterly with a model that uses data such as market performance, lapse rates and expense levels. As of December 31, 2002, the Company's DAC costs are deemed recoverable.

Similarly, any amounts assessed as initiation fees, or front-end loads are recorded as unearned revenue. For non-participating term life and long-term care insurance products, such costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For participating traditional life insurance policies, such costs are being amortized over the life of the contracts at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the contracts.

Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. For universal life insurance contracts and investment-type products, such costs and revenues are being amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges, investment results and mortality and expense margins.

In the development of expected gross profits, the Company is required to estimate the growth in the policyholder account balances upon which certain asset-based fees are charged. In doing so, the Company assumes that, over the long term, account balances will grow from investment performance. The rate of growth takes into account the current fixed income/equity mix of account balances as well as historical fixed income and equity returns. The Company also assumes that historical variances from the long-term rate will reverse over the next five-year period. The resulting rates for the next five years are reviewed for reasonableness, and they are raised or lowered if they produce an annual growth rate that the Company believes to be unreasonable.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The effects on the amortization of DAC and unearned revenues of revisions to estimated gross margins and profits are reflected in earnings in the period such revisions are made. Expected gross profits or expected gross margins are discounted at periodically revised interest rates and are applied to the remaining benefit period. At December 31, 2002, the average discount rate was 8.4% for participating traditional life insurance products and 6.2% for universal life products. The total amortization period was 30 years for both participating traditional life insurance products and universal life products.

As of September 30, 2002, the Company changed several future assumptions with respect to the expected gross profits in its variable life and variable annuity businesses. First, we lowered the long-term growth rate assumption from 9%, to 8%, gross of fees. Second, we lowered the average growth rates for the next five years from the mid-teens to 13%. In addition, we increased certain fee rates on these policies (the variable series trust (VST) fee increase). These three changes are referred to collectively as the Q3 Unlocking. The direct effect of the Q3 Unlocking at September 30, 2002 was an acceleration of amortization of DAC of $36.1 million in the variable annuity business in the Asset Gathering Segment and $13.1 million (net of $12.3 million of unearned revenue and $2.5 million in policy benefit reserves) in the variable life business in the Protection Segment. The impact on net income of the Q3 Unlocking was a reduction of approximately $27.5 million. Total amortization of DAC, including the acceleration of amortization of DAC mentioned above, was $313.4 million, $249.0 million and $187.1 million for the years ended December 31, 2002, 2001 and 2000, respectively.

Amortization of DAC is allocated to: (1) net realized investment and other gains (losses) for those products in which such gains (losses) have a direct impact on the amortization of DAC; (2) unrealized investment gains and losses, net of tax, to provide for the effect on the DAC asset that would result from the realization of unrealized gains and losses on assets backing participating traditional life insurance and universal life and investment-type contracts; and
(3) a separate component of benefits and expenses to reflect amortization related to the gross margins or profits, excluding realized gains and losses, relating to policies and contracts in force.

Net realized investment and other gains (losses) related to certain products have a direct impact on the amortization of DAC as such gains and losses affect the amount and timing of profit emergence. Accordingly, to the extent that such amortization results from net realized investment and other gains (losses), management believes that presenting realized investment gains and losses net of related amortization of DAC provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill and Other Intangible Assets

The excess of cost over the fair value of net assets of businesses acquired in business combinations (goodwill) is recognized as indefinite-lived intangible assets which are included in other assets in the consolidated balance sheets. Starting in 2002, goodwill is not amortized, rather it is reviewed for impairment annually using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers, and additionally reviewed whenever significant events or changing circumstances indicate that an impairment may exist. Prior to 2002, goodwill relating to acquisitions completed before July 1, 2001 was amortized on a systematic basis over periods not exceeding 40 years.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The Company records intangible assets representing the present value of estimated future profits of insurance policies inforce related to businesses acquired. These assets are recorded as the value of business acquired (VOBA), and are included in other assets in the consolidated balance sheets. VOBA is amortized over the related policy periods, up to 30 years. VOBA amortization expense is recognized each period in proportion to the change in the present value of expected gross profits, or in proportion to the recognition of premiums related to the policies acquired, depending on the nature of the policies acquired.

The cost of mutual fund investment management contracts acquired is recorded as indefinite-lived intangible assets and is included in other assets in the consolidated balance sheets. These management contract intangible assets are not amortized, instead they are reviewed for impairment using the same testing regimen as is used for goodwill. Refer to Note 17 - Goodwill and Other Intangible Assets for presentation of summarized financial information regarding all of these intangible assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in universal life and investment-type product charges.

Future Policy Benefits and Policyholders' Funds

Future policy benefits for participating traditional life insurance policies are based on the net level premium method. This net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates, which range from 2.5% to 6.2%. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the contract.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency, interest and expenses established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation. Benefit liabilities for annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.5% to 9.5% for life insurance liabilities, from 2.0% to 14.2% for individual annuity liabilities and from 2.0% to 11.3% for group annuity liabilities.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management. Interest rates used in establishing such liabilities range from 6.0% to 8.5%.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claims expense reserves are adequate.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Policyholders' funds for universal life and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the policyholder account values before surrender charges. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances. Interest crediting rates range from 4.25% to 7.17% for universal life products and from 1.4% to 13.8% for investment-type products.

Major components of policyholders' funds presented in the consolidated balance sheets are summarized as follows:

                                                              December 31,
                                                         ---------------------
                                                           2002        2001
                                                         ---------   ---------
                                                            (in millions)
Liabilities for policyholders' funds
 Guaranteed investment contracts........................ $ 5,952.4   $ 6,808.5
 U.S. funding agreements................................     143.4        67.1
 Global funding agreements backing medium-term notes....  12,264.7     9,490.4
   Other investment-type contracts......................   2,274.3     2,247.7
                                                         ---------   ---------
    Total liabilities for investment type contracts.....  20,634.8    18,613.7
Liabilities for individual annuities....................      54.8        56.6
Universal life and other reserves.......................   1,881.4     1,860.0
                                                         ---------   ---------
    Total liabilities for policyholders' funds.......... $22,571.0   $20,530.3
                                                         =========   =========

Global Funding Agreements

The Company has two distribution programs for global funding agreements that back medium-term notes sold world-wide. Under these programs, global funding agreements are purchased by special purpose entities (SPEs) that fund their purchases of the global funding agreements with the proceeds from their issuance of medium-term notes to investors. These entities pledge the global funding agreements as security for the repayment of their medium-term notes, but the notes are non-recourse to the Company and its subsidiaries. Under the two distribution programs, as of December 31, 2002 and 2001, the Company had $12.0 billion and $9.5 billion, respectively, of global funding agreements outstanding. These global funding agreements are investment products that pay a stated rate of interest on the principal amount and repay the principal at maturity, and may not be terminated or surrendered prior to maturity. Claims for principal and interest under these kinds of global funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under the insolvency provisions of the Massachusetts Insurance Laws. If a medium-term note issued by one of the SPEs is denominated in a currency different from the currency of the related global funding agreement, the Company also enters into a currency swap with the SPE, or with a third party, to match currencies. Similarly, the Company may enter into an interest rate swap with the SPE to match the interest rate characteristics of the global funding agreement to those of the related medium-term note.

Under the first program, established in May 1998 for $2.5 billion, expanded to $7.5 billion in 1999, an SPE issued medium-term notes in Europe, Asia and Australia. As of December 31, 2002 and 2001, there was $3.8 billion and $3.9 billion, respectively, outstanding under this program. This SPE is consolidated in the Company's financial statements. The medium-term notes issued by this SPE are reported with global funding agreements in the Company's consolidated balance sheets.

Under the second program, established in June 2000, for $5.0 billion, expanded to $7.5 billion in 2001 and expanded again to $10.0 billion in 2002, an SPE issued medium-term notes in Europe, Asia, and to institutional investors in the United States. As of December 31, 2002 and 2001, there was $8.2 billion and $5.6 billion, respectively, outstanding under this program. This SPE is a qualifying special purpose entity (QSPE) in accordance with SFAS No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities", and is therefore not consolidated in the Company's financial statements. The funding agreements backing the related medium-term notes are included in policyholders' funds in the Company's consolidated balance sheets.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

At December 31, 2002, the annual contractual maturities of global funding agreements on notes issued under both programs were as follows: 2003 - $1,761.0 million; 2004 - $2,004.5 million; 2005 - $1,897.0 million; 2006 - $2,144.5 million; 2007 - $661.6 million; 2008 and thereafter - $3,531.8 million.

Participating Insurance

Participating business represents approximately 81.6%, 76.6%, and 86.3% of the Company's life insurance in force, 96.3%, 98.1%, and 97.9% of the number of life insurance policies in force, and 92.5%, 92.1% and 99.6%, of life insurance premiums in 2002, 2001 and 2000, respectively.

The portion of earnings allocated to participating pension contractholders and closed block policyholders that cannot be expected to inure to the Company is excluded from net income and shareholder's equity.

The amount of policyholders' dividends to be paid is approved annually by the Company's Board of Directors. The determination of the amount of policyholder dividends is complex and varies by policy type. In general, the aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and is also based on management's judgment as to the appropriate level of statutory surplus to be retained by the Company. For policies included in the closed block, expense experience is not included in determining policyholders' dividends.

Revenue Recognition

Premiums from participating and non-participating traditional life insurance and annuity policies with life contingencies are recognized as income when due.

Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges.

Premiums for contracts with a single premium or a limited number of premium payments, due over a significantly shorter period than the total period over which benefits are provided, are recorded in income when due. The portion of such premium that is not required to provide for all benefits and expenses is deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due. Premiums from group life and health insurance contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

Investment advisory, transfer agent, distribution and service fees are recognized as revenues when services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income in the year received. Selling commissions paid to the selling broker/dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods not exceeding six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Stock-based Compensation

At December 31, 2002, the Company has two stock-based compensation plans, which are described more fully in Note 16 - Stock Compensation Plans. For the periods covered by this report, the Company applies the recognition and measurement provisions of Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related Interpretations in accounting for those plans. No compensation expense is reflected in net income for stock option grants to employees and non-employee board members of the Company. All options granted under those plans had an exercise price equal to the market value of JHFS common stock on the date of grant. The Company did recognize compensation expense for grants of non-vested stock to employees and non-employee board members and grants of stock options to non-employee general agents. See Note 16
- Stock Compensation Plans for additional discussion. The following table illustrates the pro forma effect on net income if the Company had applied the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," to stock-based employee compensation.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                     For the period     Year Ended
                                                                       February 1      December 31,
                                      Year Ended      Year Ended         through          2000
                                     December 31,    December 31,     December 31,      Pro Forma
                                         2002            2001             2000         (unaudited)
                                     ------------    ------------    --------------    ------------
                                                             (in millions)
Net income, as reported............     $458.9          $573.9           $750.3           $792.2
Add: Stock-based employee
 compensation expense included in
 reported net income, net of
 related tax effects ..............        0.9             0.8               --               --
Deduct: Total stock-based employee
 compensation expense determined
 under fair value method for all
 awards, net of related tax effects
 (unaudited) ......................       55.0            34.1              1.5              2.2
                                        ------          ------           ------           ------
Pro forma net income unaudited)....     $404.8          $540.6           $748.8           $790.0
                                        ======          ======           ======           ======

Federal Income Taxes

The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

Foreign Currency Translation

The assets and liabilities of operations in foreign currencies are translated into United States dollars at current exchange rates. Revenues and expenses are translated at average rates during the year. The resulting net translation adjustments for each year are accumulated and included in shareholder's equity. Gains or losses on foreign currency transactions are reflected in earnings.

Severance

During 2002, the Company continued its ongoing Competitive Position Project. This project was initiated in the first quarter of 1999 to reduce costs and increase future operating efficiency by consolidating portions of the Company's operations and is expected to continue through at least 2003. The project consists primarily of reducing staff in the home office and terminating certain operations outside the home office.

Since the inception of the project, approximately 1,400 employees have been terminated. As of December 31, 2002 and 2001, the liability for employee termination costs included in other liabilities was $12.4 million and $18.0 million, respectively. Employee termination costs, net of related pension and other post employment benefit curtailment gains, are included in other operating costs and expenses and were $18.6 million, $40.0 million and $18.8 million for the years ended December 31, 2002, 2001 and 2000, respectively. Benefits paid since the inception of the project were $97.1 million through December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Cumulative Effect of Accounting Changes

During the first quarter of 2001, the Company changed the method of accounting for the recognition of deferred gains and losses considered in the calculation of the annual expense for its employee pension plan under SFAS No. 87, "Employers' Accounting for Pensions," and for its postretirement health and welfare plans under SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The Company changed the method of recognizing gains and losses from deferral within a 10% corridor and amortization of gains outside this corridor over the future working careers of the participants to deferral within a 5% corridor and amortization of gains and losses outside this corridor over the future working careers of the participants. The new method is preferable because in the Company's situation, it produces results that more closely match current economic realities of the Company's retirement and welfare plans through the use of the current fair values of assets while still mitigating the impact of extreme gains and losses. As a result, on January 1, 2001, the Company recorded a credit of $18.6 million (net of tax of $9.9 million), related to its employee benefit pension plans, and a credit of $4.7 million (net of tax of $2.6 million), related to its postretirement health and welfare plans. The total credit recorded as a cumulative effect of an accounting change was $23.3 million (net of tax of $12.5 million) for the year ended December 31, 2001. This change in accounting increased net income for the year ended December 31, 2001 by $4.4 million. The unaudited pro forma results for the years ended December 31, 2001 and 2000, assuming this change in accounting had taken place as of the beginning of 2001 and 2000, would not be materially different from the reported results.

On January 1, 2001, the Company adopted SFAS No. 133, as amended by SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement 133." The adoption of SFAS No. 133, as amended, resulted in a charge to operations accounted for as a cumulative effect of accounting change of $16.1 million (net of tax benefit of $8.3 million) as of January 1, 2001. In addition, as of January 1, 2001, a $227.6 million (net of tax of $122.6 million) cumulative effect of accounting change was recorded in other comprehensive income for (1) the transition adjustment in the adoption of SFAS No. 133, as amended, an increase of $40.5 million (net of tax of $21.8 million), and (2) the reclassification of $12.1 billion in securities from the held-to-maturity category to the available-for-sale category, an increase of $187.1 million (net of tax of $100.8 million).

Recent Accounting Pronouncements

FASB Derivative Implementation Group Issue No. 36 - Embedded Derivatives:
Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument

In February 2002, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG B36). DIG B36 addresses whether FAS 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36 modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. DIG B36 is not expected to be finalized by the FASB until the second quarter of 2003.

If DIG B36 is finalized in its current form, the Company has determined that certain of its reinsurance receivables/ (payables) and certain of its insurance products would contain embedded derivatives requiring bifurcation. The Company has not yet determined the fair value of the related embedded derivatives in these products. Management believes that the embedded derivatives would not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Interpretation 46 - Consolidation of Variable Interest Entities, and Interpretation of ARB No. 51

In January 2003, the FASB issued Interpretation 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51," (FIN 46) which clarifies the consolidation accounting guidance of Accounting Research Bulletin No. 51, "Consolidated Financial Statements," (ARB No. 51) to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Such entities are known as variable interest entities (VIEs).

Controlling financial interests of a VIE are identified by the exposure of a party to the VIE to a majority of either the expected losses or residual rewards of the VIE, or both. Such parties are primary beneficiaries of the VIE and FIN 46 requires that the primary beneficiary of a VIE consolidate the VIE. FIN 46 also requires new disclosures for significant relationships with VIEs, whether or not consolidation accounting is either used or anticipated. The consolidation requirements of FIN 46 apply immediately to VIEs created after January 31, 2003 and to VIEs in which an enterprise obtains an interest after that date. It applies in the first fiscal year or interim period beginning after June 15, 2003 to VIEs in which an enterprise holds a variable interest that is acquired before February 1, 2003.

The Company cannot, at this time, reliably estimate the future potential impact of consolidating any VIEs with which it is involved. Additional liabilities recognized as a result of consolidating VIEs with which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs. Refer to Note 4 - Relationships with Variable Interest Entities for a more complete discussion of the Company's relationships with VIEs, their assets and liabilities, and the Company's maximum exposure to loss as a result of its involvement with them.

SFAS No. 148 - Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of FASB Statement No. 123

In December 2002, FASB issued SFAS No. 148 , "Accounting for Stock-Based Compensation -Transition and Disclosure, an amendment of SFAS No. 123." SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation which is an optional alternative method of accounting presented in SFAS No. 123, "Accounting for Stock-Based Compensation." In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148's amendment of the transition and annual disclosure provisions of SFAS No. 123 are effective for fiscal years ending after December 15, 2002. The Company will adopt the fair value provisions of SFAS No. 123 as of January 1, 2003 and utilize the transition provisions described in SFAS No. 148, on a prospective basis to awards granted after December 31, 2002. Adoption of the fair value provisions of SFAS No. 123 will have a material impact on the Company's net income. The Company has adopted the disclosure provisions of SFAS No. 148, see Note 1 - Summary of Significant Accounting Policies, Stock-Based Compensation above, and Note 16 - Stock Compensation Plans.

For the periods covered by this report, Accounting Principles Board Opinion
(APB) No. 25, "Accounting for Stock Issued to Employees" was applied. APB No. 25 provides guidance on how to account for the issuance of stock and stock options to employees. The Company adopted APB No. 25 upon its demutualization and JHFS' IPO effective February 1, 2000. Compensation cost for stock options, if any, is measured as the excess of the quoted market price of JHFS' stock at the date of grant over the amount an employee must pay to acquire the stock. Any resulting compensation cost is recognized over the requisite vesting period based on market value on the date of the grant. APB No. 25 was amended by SFAS No. 123, to require pro forma disclosures of net income and earnings per share as if a "fair value" based method was used. On March 31, 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB No. 25" (FIN 44). FIN 44 clarifies guidance for certain issues that arose in the application of APB No. 25. The Company was required to adopt the Interpretation on July 1, 2000. FIN 44 did not have a material impact on the Company's results of operations or financial position.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

FASB Interpretation No. 45 - Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others

In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" (FIN 45). FIN 45 requires certain types of guarantees to be recorded by the guarantor as liabilities to the guarantor, at fair value. This differs from current practice, which generally requires recognition of a liability only when a potential loss is deemed to be probable and is reasonably estimable in amount. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires more extensive disclosures of certain other types of guarantees, including certain categories of guarantees which are already accounted for under specialized accounting principles, such as SFAS No. 133, even when the likelihood of making any payments under the guarantee is remote.

Disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. Refer to Note 12 - Commitments, Guarantees and Contingencies. Initial recognition and initial measurement provisions are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company cannot determine the impact, if any, of adopting FIN 45.

SFAS No. 146 - Accounting for Costs Associated with Exit or Disposal Activities

In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 requires recognition of a liability for exit or disposal costs, including restructuring costs, when the liability is incurred rather than at the date of an entity's commitment to a formal plan of action. SFAS No. 146 applies to one-time termination benefits provided to current employees that are involuntarily terminated under the terms of a one-time benefit arrangement. An ongoing benefit arrangement is presumed to exist if a company has a past practice of providing similar benefits. SFAS No. 146 is effective for exit or disposal activities that are initiated after December 31, 2002.

SFAS No. 142 - Goodwill and Other Intangible Assets

In January 2002, the Company adopted SFAS No. 142, "Goodwill and Other Intangible Assets." SFAS No. 142 requires that goodwill and other intangible assets deemed to have indefinite lives no longer be amortized to earnings, but instead be reviewed at least annually for impairment. Intangible assets with definite lives will continue to be amortized over their useful lives. The Company's adoption of SFAS No. 142 on January 1, 2002, and the cessation of amortization of previously amortizable goodwill and management contracts resulted in an increase in net income of $7.4 million (net of tax of $3.4 million) for the year ended December 31, 2002. The Company has performed the required initial impairment tests of goodwill and management contracts as of January 1, 2002, and has also performed the first annual impairment test as of September 30, 2002, based on the guidance in SFAS No. 142. The Company evaluated the goodwill and indefinite lived management contracts for impairment using valuations of reporting units based on earnings and book value multiples and by reference to similar multiples of publicly traded peers. No goodwill or management contract impairments resulted from these required impairment tests.

Issue 01-10 - Accounting for the Impact of the Terrorist Attacks of September 11, 2001

In September 2001, FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 01-10, "Accounting for the Impact of the Terrorist Attacks of September 11, 2001." Issue 01-10 presents guidance relative to accounting for and financial reporting of the events of September 11, 2001 (the Events), including both how and when to measure, record and report losses and any resulting liabilities which are directly attributable to the Events. Based on a comprehensive review of the Company's operations, the Company believes that the Events had no material financial impact on the Company's results of operations or financial position.

SFAS No. 141 - Business Combinations

In June 2001, the FASB issued SFAS No. 141, "Business Combinations." SFAS No. 141 requires that all business combinations be accounted for under a single method, the purchase method. Use of the pooling-of-interests method is no longer permitted. SFAS No. 141 also clarifies the criteria to recognize intangible assets separately from goodwill, and prohibits the amortization of goodwill relating to acquisitions completed after July 1, 2001. SFAS No. 141 is effective for business combinations initiated after June 30, 2001.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Issue No. 99-20 - Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In January 2001, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Issue 99-20 requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and specifies evaluation methods with which to evaluate these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material financial impact on the Company's results of operations or financial position.

Statement of Position 00-3 - Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts

In December 2000, the AICPA issued SOP 00-3, "Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and Certain Long-Duration Participating Contracts." The SOP, which was adopted with respect to accounting for demutualization expenses by the Company on December 31, 2000, requires that demutualization related expenses be classified as a single line item within income from continuing operations and should not be classified as an extraordinary item. On October 1, 2001, the Company adopted the remaining provisions of SOP 00-3 which required the reclassification of $9,710.0 million and $12,035.9 million of closed block assets and liabilities, respectively at December 31, 2000, and $1,467.7 million and $1,343.6 million of closed block revenues, and benefits and expenses, respectively, for the period from February 1, 2000 (date of demutualization) to December 31, 2000, all of which were reclassified to other existing asset, liability, revenue, and benefit and expense accounts. The required implementation of SOP 00-3 also resulted in a reduction of net income of $20.2 million (net of tax of $6.6 million), for the period from February 1, 2000 to December 31, 2000 and $3.4 million (net of tax of $1.8 million), for the nine months ended September 30, 2001. Previously reported net income included higher than expected closed block results primarily due to higher investment earnings and better mortality and lapse experience, which upon the adoption of SOP 00-3, were excluded from net income and set up in the PDO liability. Finally, adoption also resulted in the recognition of a policyholder dividend obligation of $77.0 million at December 31, 2000, which represents cumulative actual closed block earnings in excess of expected periodic amounts calculated at the date of the demutualization. See Note 7 for a summary description of the closed block assets, liabilities, revenues and expenses.

SFAS No. 140 - Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which replaces SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 140 provides new accounting and reporting standards which are based on consistent application of a financial components approach that focuses on control. Under this approach, after a transfer of financial assets, the Company recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered, and derecognizes liabilities when extinguished. SFAS No. 140 provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS No. 140 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a material impact on the Company's results of operations or financial position.

Codification

In March 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements. The states of domicile of the Company and its domestic life insurance subsidiaries have adopted Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results effective January 1, 2001. The cumulative effect of changes in accounting principles adopted to conform to the requirements of Codification is reported as an adjustment to surplus in the statutory-basis financial statements as of January 1, 2001. Implementation of Codification did not have a material impact on the Company's domestic life insurance subsidiaries' statutory-basis capital and

                       JOHN HANCOCK LIFE INSURANCE COMPANY
surplus, and these companies remain in compliance with all regulatory and contractual obligations.

Note 2 - Related Party Transactions

Certain directors of the Company are members or directors of other entities that periodically perform services for or have other transactions with the Company. Such transactions are either subject to bidding procedures or are otherwise entered into on terms comparable to those that would be available to unrelated third parties and are not material to the Company's results of operations or financial condition.

The Company provides JHFS, its parent, with personnel, property, and facilities in carrying out certain of its corporate functions. The Company annually determines a fee (the parent company service fee) for these services and facilities based on a number of criteria, which are periodically revised to reflect continuing changes in the Company's operations. The parent company service fee is included in other operating costs and expenses within the Company's income statements. The Company charged JHFS service fees of $23.0 million, $28.5 million and $19.8 million for the years ending December 31, 2002, 2001 and 2000, respectively. As of December 31, 2002, JHFS was current in its payments to the Company related to these services.

The Company provides certain administrative and asset management services to its pension plans and employee welfare trust (the Plans). Fees paid to the Company for these services were $6.9 million, $8.4 million and $6.4 million during the years ended December 31, 2002, 2001 and 2000, respectively.

During the year ended 2002, the Company paid approximately $180.0 million in premiums to an affiliate, John Hancock Insurance Company of Vermont (JHIC of Vermont) for certain insurance services. Approximately $100.0 million of these premiums were for corporate owned life insurance (COLI), which provides insurance coverage for key management employees. The death benefit on this COLI product would cover the cost of replacing these employees, including recruiting, training, and development. The remaining $80.0 million were in Trust Owned Health Insurance (TOHI) premiums, a funding vehicle for postretirement medical benefit plans, which offers customers an insured medical benefit-funding program in conjunction with a broad range of investment options.

The Company has reinsured certain portions of its long term care insurance and group pension businesses with John Hancock Reassurance Company, Ltd. of Bermuda (JHReCo), an affiliate and wholly owned subsidiary of JHFS. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for coinsurance amounts withheld from JHReCo of $1,631.5 million and $1,158.9 million at December 31, 2002 and 2001, respectively, which are included with other liabilities in the consolidated balance sheets and recorded reinsurance recoverable from JHReCo of $2,043.7 million and $1,504.6 million at December 31, 2002 and 2001, respectively, which are included with other reinsurance recoverables on the consolidated balance sheets. Premiums ceded to JHReCo were $596.8 million, $740.8 million and $396.7 during the years ended December 31, 2002, 2001 and 2000 respectively.

During the year ended 2002, the Company reinsured certain portions of its group pension businesses with an affiliate, JHIC of Vermont. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are primarily written on a funds withheld basis where the related financial assets remain invested at the Company. As a result, the Company recorded a liability for coinsurance amounts withheld from JHIC of Vermont of $98.6 million at December 31, 2002, which is included with other liabilities in the consolidated balance sheets. At December 31, 2002, the Company had not recorded any reinsurance recoverable from JHIC of Vermont. Reinsurance recoverable is typically recorded with other reinsurance recoverables on the consolidated balance sheet. Premiums ceded by the Company to JHIC of Vermont were $0.8 million during the year ended December 31, 2002.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                  Years Ended December 31,
                                              ------------------------------
                                                2002       2001       2000
                                              --------   --------   --------
                                                      (in millions)
Net Investment Income
 Fixed maturities ..........................  $3,017.3   $2,721.2   $2,456.2
 Equity securities..........................      10.6       29.7       23.3
 Mortgage loans on real estate..............     775.8      774.4      796.2
 Real estate................................      72.1       67.7       82.7
 Policy loans...............................     120.1      118.4      112.7
 Short-term investments.....................      20.5       73.9      147.1
 Other......................................    (210.4)     101.4      200.7
                                              --------   --------   --------
 Gross investment income....................   3,806.0    3,886.7    3,818.9
   Less investment expenses.................     225.0      240.5      255.0
                                              --------   --------   --------
    Net investment income...................  $3,581.0   $3,646.2   $3,563.9
                                              --------   --------   --------

Net realized investment and other gains
 (losses),  net of related amortization of
 deferred policy acquisition costs, amounts
 credited to the policyholder dividend
 obligation and amounts credited to
 participating pension contractholders
 Fixed maturities...........................    (660.9)    (392.6)  $ (135.3)
 Equity securities..........................     101.2      165.7      196.1
 Mortgage loans on real estate and real
  estate to be disposed of..................      (7.9)     (71.2)     (15.2)
 Derivatives and other invested assets......      43.0       48.2       44.3
 Amortization adjustment for deferred policy
  acquisition costs.........................      38.9       29.4        9.4
 Amounts credited to the policyholder
  dividend obligation.......................      11.9       17.0      (14.1)
 Amounts credited to participating pension
  contractholders...........................      23.3      (42.3)      (6.9)
                                              --------   --------   --------
 Net realized investment and other gains
  (losses), net of related amortization of
  deferred policy acquisition costs, amounts
  credited to the policyholder
  dividend obligation and amounts credited
  to participating pension contractholders..  $ (450.5)  $ (245.8)  $   78.3
                                              ========   ========   ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Gross gains of $320.0 million in 2002, $433.1 million in 2001 and $294.6 million in 2000, and gross losses of $176.0 million in 2002, $150.6 million in 2001 and $123.6 million in 2000, were realized on the sale of available-for-sale securities.

The Company's investments in held-to-maturity securities and available-for-sale securities are summarized below:

                                              Gross       Gross
                                 Amortized  Unrealized  Unrealized     Fair
                                   Cost       Gains       Losses       Value
                                 ---------  ----------  ----------  -----------
                                                (in millions)
December 31, 2002
Held-to-Maturity:
 Corporate securities.........   $ 1,189.6   $   32.2    $    4.5    $ 1,217.3
 Mortgage-backed securities...       533.3       30.0         7.6        555.7
 Obligations of states and
  political subdivisions......         4.1        0.1          --          4.2
                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity..........   $ 1,727.0   $   62.3    $   12.1    $ 1,777.2
                                 =========   ========    ========    =========
Available-for-Sale:
 Corporate securities.........   $33,569.7   $1,815.7    $1,156.2    $34,229.2
 Mortgage-backed securities...     6,874.2      384.0       268.4      6,989.8
 Obligations of states and
  political subdivisions......       295.4       22.5          --        317.9
 Debt securities issued by
  foreign governments.........       291.5       36.0         2.5        325.0
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies....................       175.7        8.7          --        184.4
                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale..........    41,206.5    2,266.9     1,427.1     42,046.3
 Equity securities............       307.5       69.4        27.3        349.6
                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities
    available-for-sale........   $41,514.0   $2,336.3    $1,454.4    $42,395.9
                                 =========   ========    ========    =========

                                              Gross       Gross
                                 Amortized  Unrealized  Unrealized     Fair
                                   Cost       Gains       Losses       Value
                                 ---------  ----------  ----------  -----------
                                                (in millions)
December 31, 2001
Held-to-Maturity:
 Corporate securities.........   $ 1,073.9   $   28.3    $   15.2    $ 1,087.0
 Mortgage-backed securities...       844.9       14.5        43.0        816.4
 Obligations of states and
  political subdivisions......         4.7        0.1          --          4.8
                                 ---------   --------    --------    ---------
   Total fixed maturities
    held-to-maturity..........   $ 1,923.5   $   42.9    $   58.2    $ 1,908.2
                                 =========   ========    ========    =========
Available-for-Sale:
 Corporate securities.........   $29,680.2   $1,103.5    $  879.1    $29,904.6
 Mortgage-backed securities...     5,252.7      125.1        98.7      5,279.1
 Obligations of states and
  political subdivisions......        93.3        5.5         0.2         98.6
 Debt securities issued by
  foreign governments.........       457.1       44.7         4.0        497.8
 U.S. Treasury securities and
  obligations of U.S.
  government corporations and
  agencies....................       294.7        3.8         6.5        292.0
                                 ---------   --------    --------    ---------
 Fixed maturities
  available-for-sale..........    35,778.0    1,282.6       988.5     36,072.1
 Equity securities............       433.1      175.5        46.3        562.3
                                 ---------   --------    --------    ---------
   Total fixed maturities and
    equity securities
    available-for-sale........   $36,211.1   $1,458.1    $1,034.8    $36,634.4
                                 =========   ========    ========    =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The amortized cost and fair value of fixed maturities at December 31, 2002, by contractual maturity, are shown below:

                                                         Amortized      Fair
                                                            Cost        Value
                                                         ----------  -----------
                                                             (in millions)
Held-to-Maturity:
Due in one year or less...............................   $    17.7    $    18.1
Due after one year through five years.................        30.7         42.3
Due after five years through ten years................       194.1        200.3
Due after ten years...................................       951.2        960.8
                                                         ---------    ---------
                                                           1,193.7      1,221.5
Mortgage-backed securities............................       533.3        555.7
                                                         ---------    ---------
Total.................................................   $ 1,727.0    $ 1,777.2
                                                         =========    =========
Available-for-Sale:
Due in one year or less...............................   $ 2,049.3    $ 2,090.1
Due after one year through five years.................    10,509.1     10,700.3
Due after five years through ten years................    12,421.6     12,768.1
Due after ten years...................................     9,352.3      9,498.0
                                                         ---------    ---------
                                                          34,332.3     35,056.5
Mortgage-backed securities............................     6,874.2      6,989.8
                                                         ---------    ---------
Total.................................................   $41,206.5    $42,046.3
                                                         =========    =========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

The change in net unrealized gains (losses) on trading securities that has been included in earnings during 2002, 2001 and 2000 amounted to $1.7 million, $(1.8) million and $0.1 million, respectively.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 2002 and 2001, $625.5 million and $775.4 million, respectively, of the Company's securities, at market value, were on loan to various brokers/dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102.0% of the loaned securities' market value.

For 2002, 2001 and 2000, investment results passed through to participating pension contractholders as interest credited to policyholders' account balances amounted to $168.3 million, $170.5 million and $171.7 million, respectively.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change.

Changes in the allowance for probable losses on mortgage loans on real estate and real estate to be disposed of are summarized below.

                                  Balance at                         Balance at
                                  Beginning                             End
                                   of Year    Additions  Deductions   of Year
                                  ----------  ---------  ----------  ----------
                                                  (in millions)
Year ended December 31, 2002
 Mortgage loans on real estate      $112.8      $ 8.0      $ 59.1      $ 61.7
 Real estate to be disposed of ..     83.6       29.6       113.2          --
                                    ------      -----      ------      ------
 Total...........................   $196.4      $37.6      $172.3      $ 61.7
                                    ======      =====      ======      ======
Year ended December 31, 2001
 Mortgage loans on real estate      $ 81.6      $37.8      $  6.6      $112.8
 Real estate to be disposed of ..     43.5       46.0         5.9        83.6
                                    ------      -----      ------      ------
 Total...........................   $125.1      $83.8      $ 12.5      $196.4
                                    ======      =====      ======      ======
Year ended December 31, 2000
 Mortgage loans on real estate      $107.9      $ 4.6      $ 30.9      $ 81.6
 Real estate to be disposed of ..     58.1       17.1        31.7        43.5
                                    ------      -----      ------      ------
 Total...........................   $166.0      $21.7      $ 62.6      $125.1
                                    ======      =====      ======      ======

At December 31, 2001 and 2000, the total recorded investment in mortgage loans that are considered to be impaired under SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," along with the related provision for losses were as follows:

                                                              December 31,
                                                            ----------------
                                                             2002      2001
                                                            ------    ------
                                                              (in millions)
Impaired mortgage loans on real estate with provision for
 losses .................................................   $ 57.2    $ 92.5
Provision for losses.....................................    (17.1)    (42.6)
                                                            ------    ------
Net impaired mortgage loans on real estate...............   $ 40.1    $ 49.9
                                                            ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 3 - Investments  (continued)

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                    Years Ended December 31,
                                                   --------------------------
                                                    2002     2001       2000
                                                   -------  -------  --------
                                                         (in millions)
Average recorded investment in impaired loans...... $74.9    $62.5     $100.3
Interest income recognized on impaired loans.......   5.0      8.4        2.9

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

Restructured mortgage loans aggregated $54.8 million and $285.4 million as of December 31, 2002 and 2001, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                    Years Ended December 31,
                                                   --------------------------
                                                    2002      2001      2000
                                                   -------  --------  -------
                                                         (in millions)
Expected ........................................   $4.8     $24.3      $16.7
Actual ..........................................    4.7      23.0       16.6

At December 31, 2002, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral                Carrying     Geographic                  Carrying
Property Type              Amount      Concentration                Amount
----------------------  -------------  -----------------------  ---------------
                        (in millions)                            (in millions)
Apartments ............  $ 1,416.8     East North Central ......  $ 1,108.6
Hotels ................      450.0     East South Central ......      433.1
Industrial ............      921.9     Middle Atlantic .........    1,456.1
Office buildings ......    2,796.4     Mountain ................      491.4
Retail ................    1,790.0     New England .............      799.5
Multi family ..........        1.4     Pacific .................    2,147.5
Mixed Use .............      156.1     South Atlantic ..........    2,242.7
Agricultural ..........    2,648.6     West North Central ......      453.2
Other .................      177.0     West South Central ......      957.8
                                       Canada/Other ............      268.3
Allowance for losses ..      (61.7)    Allowance for losses ....      (61.7)
                         ---------                                ---------
Total .................  $10,296.5     Total ...................  $10,296.5
                         =========                                =========

Mortgage loans with outstanding principal balances of $18.1 million, bonds with amortized cost of $365.0 million and real estate with a carrying value of $0.5 million were non-income producing for the year ended December 31, 2002.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company originates commercial mortgages and sells them to Commercial Mortgage Backed Securities Trusts (Trusts), and in certain cases, retains servicing rights to the mortgages sold. These Trusts are QSPEs in accordance with SFAS No. 140 and therefore, as transferor of financial assets to these Trusts, the Company is prohibited from using consolidation accounting for its relationships with them. In accordance with FIN 46, this prohibition will continue. During 2002, 2001 and 2000, the Company sold $343.5 million, $542.9 million and $359.2 million of commercial mortgage loans in securitization transactions, respectively, for which it received net proceeds of $345.2 million, $546.5 million and $362.2 million, respectively, from which it recognized pre-tax gains of $1.9 million, $4.1 million and $3.4 million, respectively, and from which it retained servicing assets of $0.3 million, $0.5 million and $0.4 million, respectively. The Company's mortgage servicing assets were valued, in the aggregate, at $1.3 million and $1.2 million at December 31, 2002 and 2001, respectively.

Depreciation expense on investment real estate was $3.0 million, $4.6 million, and $7.9 million in 2002, 2001, and 2000, respectively. Accumulated depreciation was $49.4 million and $65.1 million at December 31, 2002 and 2001, respectively.

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $1,341.0 million and $1,062.1 million at December 31, 2002 and 2001, respectively. Total combined assets of such investments were $13,864.9 million and $12,541.6 million (consisting primarily of investments), and total combined liabilities were $2,107.5 million and $1,108.6 million (including $1,109.6 million and $580.0 million of loans payable) at December 31, 2002 and 2001, respectively. Total combined revenues and expenses of these investments in 2002 were $779.9 million and $819.1 million, respectively, resulting in ($39.2) million of total combined loss from operations. Total combined revenues and expenses were $942.5 million and $645.2 million, respectively, resulting in 297.3 million of total combined income from operation in 2001. Net investment income on investments accounted for on the equity method totaled $67.7 million, $56.4 million and $143.8 million in 2002, 2001, and 2000, respectively.

Note 4 - Relationships With Variable Interest Entities

The Company has relationships with various types of special purpose entities
(SPEs) and other entities, some of which are variable interest entities (VIEs), as discussed in Note 1 - Summary of Significant Accounting Policies above. Presented below are discussions of the Company's significant relationships with and certain summarized financial information for these entities.

As explained in Note 1 - Summary of Significant Accounting Policies above, additional liabilities recognized as a result of consolidating VIEs in which the Company is involved would not represent additional claims on the general assets of the Company; rather, they would represent claims against additional assets recognized by the Company as a result of consolidating the VIEs. These additional liabilities are non-recourse to the general assets of the Company. Conversely, additional assets recognized as a result of consolidating these VIEs would not represent additional assets which the Company could use to satisfy claims against its general assets, rather they would be used only to settle additional liabilities recognized as a result of consolidating the VIEs.

Collateralized Debt Obligations (CDOs)

The Company acts as investment advisor to certain asset backed investment vehicles, commonly known as collateralized debt obligations (CDOs). The Company also invests in the debt and/or equity of these CDOs, and in the debt and/or equity of CDOs managed by others. CDOs raise capital by issuing debt and equity securities, and use their capital to invest in portfolios of interest bearing securities. The returns from a CDOs portfolio of investments are used by the CDO to finance its operations including paying interest on its debt and paying advisory fees and other expenses. Any net income or net loss is shared by the CDO's equity owners and, in certain circumstances where we manage the CDO, positive investment experience is shared by the Company through variable performance management fees. Any net losses are borne first by the equity owners to the extent of their investments, and then by debt owners in ascending order of subordination or are borne by the issuer of separate account insurance policies. See Note 1 - Summary of Significant Accounting Policies above for a discussion of separate account accounting.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

If a CDO does not have sufficient controlling equity capital to finance its expected losses at its origination, in accordance with FASB Interpretation No. 46 - "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51" (FIN 46), the CDO is defined as a VIE for purposes of determining and evaluating the appropriate consolidation criteria. While not all CDOs are VIEs, in accordance with FIN 46, where the Company is the primary beneficiary of the CDO, and the CDO is a VIE, the Company will consolidate the financial statements of the CDO into its own financial statements as of July 1, 2003.

In accordance with previous consolidation accounting principles, the Company currently consolidates a CDO only when the Company owns a majority of the CDO's equity, and will continue this practice for CDOs which are not considered VIEs. The Company has not yet finalized its determination of whether each CDO should be considered a VIE, or if each is a VIE, whether the Company would be the primary beneficiary of each.

Owners of securities of CDOs advised by the Company have no recourse to the Company's assets in the event of default by the CDO, unless the Company has guaranteed such securities directly for investors. The Company's risk of loss from any CDO it manages, or in which it invests, is limited to its investment in the CDO and any such guarantees it may have made. All of these guarantees are accounted for under existing insurance industry accounting principles, and the guaranteed assets are recorded on the Company's consolidated balance sheet, at their fair value, as separate account assets. The Company believes it is reasonably possible that it may consolidate one or more of the CDOs which it manages, or will be required to disclose information related to them, or both, as of September 30, 2003, as a result of adopting FIN 46. The table below presents summary financial data for CDOs which the Company manages, and data relating to the Company's maximum exposure to loss as a result of its relationships with them. The Company has determined that it is not the primary beneficiary of any CDO in which it invests in but does not manage and thus will not be required to consolidate any of them. Credit ratings are provided by credit rating agencies, and relate to the debt issued by the CDOs in which the Company has invested.

                                                              December 31,
                                                          -------------------
                                                            2002       2001
                                                          --------  ---------
                                                             (in millions)
Total size of Company-Managed CDOS
Total assets ...........................................  $6,220.9   $6,368.3
                                                          ========   ========

      Total debt .......................................   3,564.4    3,436.0
      Total other liabilities ..........................   2,429.7    2,664.3
                                                          --------   --------
Total liabilities ......................................   5,994.1    6,100.3
                                                          --------   --------
Total equity ...........................................     226.8      268.0
                                                          --------   --------
Total liabilities and equity ...........................  $6,220.9   $6,368.3
                                                          ========   ========

                                        December 31,
                              ----------------------------------
                                   2002               2001
                              ----------------   ---------------
                                (in millions, except percents)
Maximum exposure of the
 Company to losses from
 Company-Managed CDOS
Investments in Tranches of
 Company-managed CDOs, by
 credit rating (Moody's /
 Standard & Poor's):
   Aaa/AAA ..................  $380.2    53.8%   $502.9    58.9%
    A3/A- ...................    14.5     2.1      14.5     1.7
    Baa2/BBB ................   218.0    31.0     218.0    25.6
    Ba2/BB ..................     7.0     1.0      18.5     2.2
    B3/B- ...................     6.0     0.8        --      --
    Not rated (equity) ......    79.8    11.3      98.9    11.6
                               ------   -----    ------   -----
Total Company exposure ......  $705.5   100.0%   $852.8   100.0%
                               ======   =====    ======   =====

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The Company has determined that each of its relationships with any CDO which it does not manage is not significant, and has therefore not included information related to CDOs which it does not manage above.

Low-Income Housing Properties

The Company generates income tax benefits by investing in apartment properties (the Properties) that qualify for low income housing and/or historic tax credits. The Company invests in the Properties directly, and also invests indirectly via limited partnership real estate investment funds (the Funds), and which are consolidated into the Company's financial statements. The Properties are each organized as limited partnerships or limited liability companies each having a managing general partner or a managing member. The Company is usually the sole limited partner or investor member in each Property; it is not the general partner or managing member in any Property.

The Properties typically raise additional capital by qualifying for long-term debt, which at times is guaranteed or otherwise subsidized by federal or state agencies, or by Fannie Mae. In certain cases, the Company invests in the mortgages of the Properties, which are non-recourse to the general assets of the Company. In the event of default by a mortgagee of a Property, the mortgage is subject to foreclosure. Conversely, the assets of the Properties are not available to satisfy claims against the general assets of the Company. No Property in which the Company has been involved has undergone foreclosure. The Company's maximum loss in relation to the Properties is limited to its equity investment in the Properties, future equity commitments made, and where the Company is the mortgagor, the outstanding balance of the mortgages originated for the Properties, and outstanding mortgage commitments the Company has made to the Properties.

The Company currently uses the equity method of accounting for its investments in the Properties. In some cases, the Company receives distributions from the Properties which are based on a portion of the actual cash flows and receives Federal income tax credits in recognition of its investments in each of the Properties for a period of ten years.

The Company is evaluating whether the Properties are VIEs in accordance with FIN
46. The Company considers it reasonably possible that it may consolidate each property, or be required to disclose information about them, as a result of adopting FIN 46. The table below presents summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of these relationships.

                                                               December 31,
                                                             ----------------
                                                              2002      2001
                                                             ------    ------
                                                              (in millions)
Total size of Properties (1)
Total assets .............................................   $682.2    $550.2
                                                             ======    ======
      Total debt .........................................    396.4     326.6
      Total other liabilities ............................    101.8      81.1
                                                             ------    ------
Total liabilities ........................................    498.2     407.7
                                                             ------    ------
Total equity .............................................    184.0     142.5
                                                             ------    ------
Total liabilities and equity .............................   $682.2    $550.2
                                                             ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                    December 31,
                                                                  ----------------
                                                                   2002      2001
                                                                  -------  -------
                                                                   (in millions)
Maximum exposure of the Company to losses from Properties
Equity investment in the Properties (1) .......................   $177.0    $134.3
Outstanding equity capital commitments to the Properties ......    139.4     102.9
Carrying value of mortgages for the Properties ................     65.2      62.5
Outstanding mortgage commitments to the Properties ............      5.1       4.8
                                                                  ------    ------
Total Company exposure ........................................   $386.7    $304.5
                                                                  ======    ======

(1) Certain data is reported with a one-year delay, due to the delayed availability of audited financial statements of the Funds.

Other

The Company has a number of relationships with a disparate group of entities (Other Entities), which result from the Company's direct investment in the equity and/or debt of the Other Entities. Two are energy investment partnerships, one is an investment fund organized as a limited partnership, one is a ski resort developer / operator, one is a step van manufacturer and one is a manufacturing company whose debt the Company invested in, and which subsequently underwent a corporate reorganization. The Company is evaluating whether each is a VIE, but considers it reasonably possible that it may consolidate each of these entities, or be required to disclose information about them, as a result of adopting FIN 46. The Company has made no guarantees to any other parties involved with these entities, and has no further equity or debt commitments to them. The Company's maximum exposure to loss as a result of its relationships with these entities is limited to its investment in them.

The table below presents summary financial data for the Properties, and data relating to the Company's maximum exposure to loss as a result of its relationships with the Other Entities.

                                                               December 31,
                                                             ----------------
                                                              2002      2001
                                                             -------  -------
                                                              (in millions)
Total size of Other Equities (1)
Total assets .............................................   $301.6    $339.7
                                                             ======    ======

      Total debt .........................................    310.7     308.3
      Total other liabilities ............................     66.2      88.0
                                                             ------    ------
Total liabilities ........................................    376.9     396.3
Total equity (2) .........................................    (75.3)    (56.6)
                                                             ------    ------
Total liabilities and equity .............................   $301.6    $339.7
                                                             ======    ======

                                                                 December 31,
                                                               ----------------
                                                                2002      2001
                                                               -------  -------
                                                                (in millions)
Maximum exposure of the Company to losses from Other Equities
Combined equity and debt investments in the Other Entities ..  $153.7    $126.8
                                                               ------    ------
Total Company exposure ......................................  $153.7    $126.8
                                                               ======    ======

(1) Certain data is reported with a one-year delay, due to the delayed availability of audited financial statements of the Other Entities.

(2) The negative equity results from the inclusion of the ski resort operator mentioned above in the table. The entity has an accumulated deficit from prior operations, but is current on its debt service and is cash flow positive. The total equity shown above has not been adjusted to remove the portion attributable to other shareholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 5 - Derivatives and Hedging Instruments

The fair value of derivative instruments classified as assets at December 31, 2002 and 2001 were $346.9 million and $331.2 million, respectively, and appear on the consolidated balance sheet in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2002 and 2001were $1,165.2 million and $580.0 million, respectively, and appear on the consolidated balance sheet in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with a counterparty to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also manages interest rate exposure by using interest rate swap agreements to modify certain liabilities, such as fixed rate debt and Constant Maturity Treasuries (CMT) indexed liabilities, by converting them to a LIBOR-based floating rate.

The Company enters into purchased interest rate cap agreements, cancelable interest rate swap agreements, and written swaptions to manage the interest rate exposure of options that are embedded in certain assets and liabilities. A written swaption obligates the Company to enter into an interest rate agreement on the expiration date contingent on future interest rates. Purchased interest rate cap and floor agreements are contracts with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap or floor interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal). Amounts earned on interest rate cap and floor agreements and swaptions are recorded as an adjustment to net investment income.

The Company uses equity collar agreements to reduce its equity market exposure with respect to certain common stock investments that the Company holds. A collar consists of a written call option that limits the Company's potential for gain from appreciation in the stock price as well as a purchased put option that limits the Company's potential for loss from a decline in the stock price.

Currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2002 and 2001, the Company recognized a net loss of $ 19.5 million and a net loss of $16.5 million, respectively, related to the ineffective portion of its fair value hedges, and a net loss of $ 6.4 million and a net gain of $1.9 million, respectively, related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. Both of these amounts are recorded in net realized investment and other gains and losses. For years ended December 31, 2002 and 2001, all of the Company's hedged firm commitments qualified as fair value hedges.

Cash Flow Hedges

The Company uses forward starting interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During the periods in the future when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company used interest rate futures contracts to hedge the variable cash flows associated with variable benefit payments that it will make on certain annuity contracts. Amounts are reclassified from other comprehensive income when benefit payments are made.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

For the years ended December 31, 2002 and 2001, the Company recognized a gain of $7.2 million and a loss of $0.2 million, respectively, related to the ineffective portion of its cash flow hedges. These amounts are recorded in net realized investment and other gains and losses. For the years ended December 31, 2002 and 2001, all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the years ended December 31, 2002 and 2001, a net gain of $0.5 million and a net loss of $0.2 million, respectively, were reclassified from other accumulated comprehensive income to earnings. It is anticipated that approximately $3.5 million will be reclassified from other accumulated comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 24 years.

For the years ended December 31, 2002 and 2001, none of the Company's cash flow hedges have been discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

The transition adjustment for the adoption of SFAS No. 133, as amended, resulted in an increase in other comprehensive income of $23.0 million (net of tax of $12.3 million) representing the accumulation in other comprehensive income of the effective portion of the Company's cash flow hedges as of January 1, 2001. For the years ended December 31, 2002 and 2001, $175.4 million of gains (net of tax of $94.5 million) and $3.8 million of loss (net of tax of $2.1 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges was added to accumulated other comprehensive income, resulting in balances of $194.5 million (net of tax of $104.8 million) and $19.1 million (net of tax of $10.3 million), respectively.

Derivatives Not Designated as Hedging Instruments

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses without designating the derivatives as hedging instruments.

Note 6 - Income Taxes

The Company participates in the filing of a life/non-life insurance consolidated federal income tax return. The life insurance company sub-group includes three domestic life insurance companies (the Company, John Hancock Variable Life Insurance Company and Investors Partner Life Insurance Company) and a Bermuda life insurance company (John Hancock Reassurance Company, Ltd.) that is treated as a U.S. company for federal income tax purposes. The non-life insurance company subgroup consists of John Hancock Financial Services, Inc., John Hancock Subsidiaries, LLC and John Hancock International Holdings, Inc.

In addition to taxes on operations, mutual life insurance companies are charged an equity base tax. The Mutual Company was a mutual life insurance company for the entire year 1999, therefore it was subject to the re-computation of its 1999 equity base tax liability in its 2000 tax return. The equity base tax is determined by application of an industry-based earnings rate to the Mutual Company's average equity base, as defined by the Internal Revenue Code. The industry earnings rate is determined by the Internal Revenue Service (IRS) and is not finalized until the subsequent year.

Income before income taxes and cumulative effect of accounting changes includes the following:

                                                           December 31,
                                                    --------------------------
                                                     2002     2001      2000
                                                    -------  ------  ---------
                                                          (in millions)
Domestic .........................................  $559.5   $761.8   $1,093.5
Foreign ..........................................     8.0      5.6        7.6
                                                    ------   ------   --------
Income before income taxes and cumulative effect
 of accounting changes ...........................  $567.5   $767.4   $1,101.1
                                                    ======   ======   ========

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The components of income taxes were as follows:

                                                          December 31,
                                                    -------------------------
                                                     2002     2001      2000
                                                    -------  -------  -------
                                                         (in millions)
Current taxes:
 Federal ........................................   $ 93.4   $ (9.9)   $ 15.7
 Foreign ........................................      2.0      3.1       1.2
 State ..........................................      4.6      4.6      12.0
                                                    ------   ------    ------
                                                     100.0     (2.2)     28.9
                                                    ------   ------    ------
Deferred taxes:
 Federal ........................................     14.6    210.5     279.4
 Foreign ........................................      0.7     (0.9)      1.6
 State ..........................................     (6.7)    (6.7)     (1.0)
                                                    ------   ------    ------
                                                       8.6    202.9     280.0
                                                    ------   ------    ------
 Total income taxes .............................   $108.6   $200.7    $308.9
                                                    ======   ======    ======

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the consolidated income tax expense charged to operations follows:

                                                           December 31,
                                                    -------------------------
                                                     2002     2001      2000
                                                    -------  -------  -------
                                                         (in millions)
Tax at 35% .......................................  $198.6   $268.6    $385.4
Add (deduct):
 Equity base tax .................................      --    (13.4)    (46.0)
 Prior year taxes ................................    (2.7)     9.9      (0.3)
 Tax credits .....................................   (36.4)   (28.1)    (20.6)
 Foreign taxes ...................................     2.0      1.3       0.4
 Tax exempt investment income ....................   (25.7)   (25.7)    (11.5)
 Lease income ....................................   (25.5)      --        --
 Other ...........................................    (1.7)   (11.9)      1.5
                                                    ------   ------    ------
   Total income taxes ............................  $108.6   $200.7    $308.9
                                                    ======   ======    ======

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                                December 31
                                                           -------------------
                                                             2002       2001
                                                           --------  ---------
                                                             (in millions)
Deferred tax assets:
 Policy reserve adjustments ............................   $  550.2   $  555.4
 Other employee benefits ...............................      154.5      144.8
 Book over tax basis of investments ....................      329.6      268.9
 Dividends payable to policyholders ....................      135.2      158.6
 Interest ..............................................       32.5       26.0
                                                           --------   --------
   Total deferred tax assets ...........................    1,202.0    1,153.7
                                                           --------   --------
Deferred tax liabilities:
 Deferred policy acquisition costs .....................      879.4      829.0
 Depreciation ..........................................       13.3       27.7
 Basis in partnerships .................................       65.1       61.7
 Market discount on bonds ..............................       18.9       18.0
 Pension plan expense ..................................       73.9       80.3
 Capitalized charges related to mutual funds ...........       12.7       31.5
 Lease income ..........................................      772.7      623.9
 Unrealized gains ......................................      156.4      135.8
 Other .................................................       29.9       48.7
                                                           --------   --------
   Total deferred tax liabilities ......................    2,022.3    1,856.6
                                                           --------   --------
   Net deferred tax liabilities ........................   $  820.3   $  702.9
                                                           ========   ========

(1) Reclassifications of certain prior year data have been made for comparative purposes.

The Company made income tax payments of $104.9 million and $3.7 million, and received an income tax refund of $21.7 million in 2002, 2001 and 2000, respectively.

Note 7 - Closed Block

As of February 1, 2000, the Company established a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies for which the Company had a dividend scale payable in 1999 and individual term life insurance policies that were in force on February 1, 2000. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales payable in 1999, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without approval of the Massachusetts Division of Insurance.

If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

Note 7 - Closed Block

The assets and liabilities allocated to the closed block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date of demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to closed block policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the following tables for assets, liabilities, revenues and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                           December 31,
                                                       ----------------------
                                                         2002         2001
                                                       ----------  ----------
                                                           (in millions)
Liabilities
Future policy benefits ..............................  $10,509.0    $10,198.7
Policyholder dividend obligation ....................      288.9        251.2
Policyholders' funds ................................    1,504.0      1,460.9
Policyholder dividends payable ......................      432.3        433.4
Other closed block liabilities ......................      111.7         53.7
                                                       ---------    ---------
 Total closed block liabilities .....................  $12,845.9    $12,397.9
                                                       ---------    ---------
Assets
Investments
Fixed maturities:
 Held-to-maturity-at amortized cost (fair value:
  2002-$97.1; 2001-$100.7) ..........................  $    86.0    $   103.3
 Available-for-sale-at fair value (cost:
  2002-$5,580.2; 2001-$5,204.0) .....................    5,823.2      5,320.7
Equity securities:
 Available-for-sale-at fair value (cost: 2002-$10.5;
  2001-$8.8) ........................................       12.4         13.4
Mortgage loans on real estate .......................    1,665.8      1,837.0
Policy loans ........................................    1,555.1      1,551.9
Short-term investments ..............................       25.2           --
Other invested assets ...............................      212.4         83.1
                                                       ---------    ---------
 Total investments ..................................    9,380.1      8,909.4
Cash and cash equivalents ...........................      244.0        192.1
Accrued investment income ...........................      156.3        158.9
Other closed block assets ...........................      327.6        297.5
                                                       ---------    ---------
 Total closed block assets ..........................  $10,108.0    $ 9,557.9
                                                       ---------    ---------
Excess of reported closed block liabilities over
 assets designated to the closed block ..............  $ 2,737.9    $ 2,840.0
                                                       ---------    ---------
Portion of above representing other comprehensive
 income:
 Unrealized appreciation (depreciation), net of tax
  of $(84.0) million and $(43.3) million at 2002 and
  2001, respectively ................................      155.9         80.1
 Allocated to the policyholder dividend obligation,
  net of tax of $88.8 million and $50.8 million at
  2002 and 2001, respectively .......................     (164.9)       (94.4)
                                                       ---------    ---------
   Total ............................................       (9.0)       (14.3)
                                                       ---------    ---------
Maximum future earnings to be recognized from closed
 block assets and liabilities .......................  $ 2,728.9    $ 2,825.7
                                                       =========    =========
Change in the policyholder dividend obligation:
 Balance at beginning of period .....................  $   251.2    $    77.0
   Impact on net income before income taxes .........      (70.8)        42.5
   Unrealized investment gains (losses) .............      108.5         67.1
   Cumulative effect of change in accounting
    principle (1) ...................................         --         64.6
                                                       ---------    ---------
 Balance at end of period ...........................  $   288.9    $   251.2
                                                       =========    =========

(1) The cumulative effect of change in accounting principle represents the impact of transferring fixed maturities from held-to-maturity to available-for-sale as part of the adoption of SFAS No. 133 effective January 1, 2001. See Note 1.

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                                                For the period
                                             Years Ended          February 1
                                            December 31,           through
                                         -------------------     December 31,
                                           2002       2001           2000
                                         ---------  --------    --------------
                                                    (in millions)
Revenues
 Premiums .............................  $  969.9   $  940.0      $  865.0
 Net investment income ................     663.9      667.5         591.6
 Net realized investment and other
  gains (losses), net of amounts
  credited to the policyholder dividend
  obligation of $(11.9) million,
  $(17.0) million and $14.1 million,
  respectively ........................      (5.2)      (3.6)         (2.9)
 Other closed block revenues ..........       0.1        0.6          (0.6)
                                         --------   --------      --------
   Total closed block revenues ........   1,628.7    1,604.5       1,453.1

Benefits and Expenses
 Benefits to policyholders ............   1,057.6      924.4         870.0
 Change in the policyholder dividend
  obligation ..........................     (60.2)      54.9          46.6
 Other closed block operating costs and
  expenses ............................      (5.2)      (6.3)        (10.0)
 Dividends to policyholders ...........     489.7      474.9         407.1
                                         --------   --------      --------
   Total benefits and expenses ........   1,481.9    1,447.9       1,313.7
                                         --------   --------      --------
 Closed block revenues, net of closed
  block benefits and expenses, before
  income taxes and cumulative effect of
  accounting change ...................     146.8      156.6         139.4
 Income taxes, net of amounts credited
  to the policyholder dividend
  obligation of $1.3 million, $4.6
  million, and $2.8 million,
  respecitively .......................      50.0       53.0          52.3
                                         --------   --------      --------
 Closed block revenues, net of closed
  block benefits and expenses and
  income taxes, before cumulative
  effect of accounting change .........      96.8      103.6          87.1
                                         --------   --------      --------
 Cumulative effect of accounting
  change, net of tax ..................        --       (1.4)           --
                                         --------   --------      --------
 Closed block revenues, net of closed
  block benefits and expenses, income
  taxes and the cumulative effect of
  accounting change ...................  $   96.8   $  102.2      $   87.1
                                         ========   ========      ========

Maximum future earnings from closed block assets and liabilities:

                                                              December 31,
                                                          --------------------
                                                            2002        2001
                                                          ---------  ---------
                                                             (in millions)
Beginning of period ...................................   $2,825.7    $2,927.9
End of period .........................................    2,728.9     2,825.7
                                                          --------    --------
 Change during period .................................   $  (96.8)   $ (102.2)
                                                          ========    ========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8 - Debt and Line of Credit

Short-term and long-term debt consists of the following:

                                                               December 31,
                                                            -----------------
                                                             2002      2001
                                                            -------  --------
                                                             (in millions)
Short-term debt:
 Current maturities of long-term debt....................   $ 99.5 $ 124.6
Long-term debt:
 Surplus notes, 7.38% maturing in 2024 (1)...............    447.4      447.3
 Notes payable, interest ranging from 4.67% to 12.0%, due
  in varying amounts to 2013.............................    242.3      296.0
                                                            ------    -------
Total long-term debt.....................................    689.7      743.3
Less current maturities..................................    (99.5)    (124.6)
                                                            ------    -------
Long-term debt...........................................    590.2      618.7
                                                            ------    -------
 Total long and short-term debt before fair value
  adjustments............................................    689.7      743.3
Fair value adjustments related to interest rate swaps (1)    113.7       43.0
                                                            ------    -------
Total long and short-term debt after fair value
 adjustments.............................................   $803.4    $ 786.3
                                                            ======    =======
Consumer notes:
 Notes payable, interest ranging from 2.65% to 6.00% due
  in varying amounts to 2032.............................   $290.2         --
                                                            ======    =======

(1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the Surplus Notes from fixed to variable. Under FAS 133, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

The issuance of Surplus Notes by the Company was approved by the Massachusetts Commissioner of Insurance, and any payments of interest or principal on the Surplus Notes requires the prior approval of the Massachusetts Commissioner of Insurance. The notes payable consists of debt issued by various other operating subsidiaries of the Company.

At December 31, 2002, the Company had a committed line of credit through a group of banks including Fleet National Bank, JPMorgan Chase, Citicorp USA, Inc., The Bank of New York, The Bank of Nova Scotia, Fleet Securities, Inc. and JPMorgan Securities, Inc., totaling $1.0 billion, $500.0 million pursuant to a 364-day commitment (renewed effective July 26, 2002) and $500.0 million pursuant to a multi-year facility (renewable in 2005). The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 2002. At December 31, 2002, the Company had no outstanding borrowings under the agreement.

Aggregate maturities of long-term debt are as follows: 2003-$99.5 million; 2004-$19.7 million; 2005-$28.5 million; 2006-$16.3 million; 2007-$13.0 million and thereafter-$512.7 million.

Interest expense on debt, included in other operating costs and expenses, was $52.6 million, $59.0 million and $62.6 million in 2002, 2001 and 2000, respectively. Interest paid amounted to $47.0 in 2002, $55.8 million in 2001, and $63.4 million in 2000.


Consumer Notes

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes are issued weekly with a variety of maturities, interest rates, and call provisions. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1,000,000, or an individual redemption limitation of $200,000 of aggregate principal.

Aggregate maturities of consumer notes are as follows: 2005-$4.8 million; 2006-$12.2 million; 2007-$26.8 million and thereafter-$252.2 million. As of December 31, 2002, there are no maturities of consumer notes in 2003 or 2004.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 8 - Debt and Line of Credit

Interest expense on consumer notes, included in benefits to policyholders, was $2.5 million in 2002. No interest expense was incurred in 2001 and 2000. Interest paid amounted to $1.4 million in 2002. No interest was paid in 2001 or 2000.

Note 9 - Minority Interest

Minority interest relates to preferred stock issued by Signature Tomato, a subsidiary of Signature Fruit, a subsidiary of the Company, which acquired certain assets and assumed certain liabilities out of bankruptcy proceedings of Tri-Valley Growers, Inc., a cooperative association, and equity interests in consolidated partnerships. For financial reporting purposes, the assets, the liabilities, and earnings of Signature Fruit and the partnerships are consolidated in the Company's financial statements.

In conjunction with the transaction discussed above, Signature Tomato, a subsidiary of Signature Fruit, issued $2.1 million of 14.24% cumulative, voting preferred stock in exchange for debt. In addition, Signature Fruit sold 3.0% of its Class A membership shares to outside third parties with put options exercisable in a period from one to three years from acquisition.

The minority interest in the equity of consolidated partnerships of approximately $5.2 million reflects the original investment by minority shareholders in various consolidated partnerships, along with their proportional share of the earnings or losses of these partnerships.

The minority interest in the equity of unconsolidated partnerships reflect the original investment by minority shareholders in a consolidated partnership, along with their proportional share of the earnings or losses of this partnership.

Note 10 - Reinsurance

The effect of reinsurance on premiums written and earned was as follows:

                                2002                    2001                    2000
                              Premiums                Premiums                Premiums
                        ---------------------   ---------------------   ----------------------
                         Written     Earned      Written     Earned      Written      Earned
                        ----------  ---------   ----------  ---------   ----------  ----------
                                                    (in millions)
Life, Health and
 Annuity:
 Direct..............   $ 2,570.1   $ 2,565.0   $ 3,076.8   $ 3,080.7   $ 3,181.1    $ 3,180.3
 Assumed.............       469.3       469.3       427.7       427.7       465.3        465.4
 Ceded...............    (1,050.1)   (1,050.1)   (1,156.5)   (1,156.5)   (1,255.0)    (1,255.0)
                        ---------   ---------   ---------   ---------   ---------    ---------
   Net life, health
    and annuity
    premiums.........   $ 1,989.3   $ 1,984.2   $ 2,348.0   $ 2,351.9   $ 2,391.4    $ 2,390.7
                        =========   =========   =========   =========   =========    =========

 For the years ended December 31, 2002, 2001 and 2000, benefits to policyholders under life, health and annuity ceded reinsurance contracts were $645.9 million, $552.7 million, and $649.4 million, respectively.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks, Inc. The business sold included the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all of which were indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 10 - Reinsurance

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter of 1999 the Company recognized a charge for uncollectible reinsurance of $133.7 million, after tax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 2002, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified and non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by U.S. tax law. Prior to 2002, pension benefits under the Company's defined benefit plans were also based on years of service and final average compensation (generally during the three years prior to retirement). In 2001, the defined benefit pension plans were amended to a cash balance basis under which benefits are based on career average compensation. Under grandfathering rules, employees within 5 years of early retirement eligibility or employees over age 40 and with at least 10 years of service will receive pension benefits based on the greater of the benefit from the cash balance basis or the prior final average salary basis. This amendment became effective on January 1, 2002. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $141.8 million in 2002, $115.9 million in 2001, and $102.2 million in 2000. Plan assets consist principally of listed domestic and international equity securities, private equity securities including timber and agricultural real estate, corporate obligations, and U.S. and foreign government securities.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. In 2002 and 2001, $3.0 million and $0.0 million, respectively, were contributed to these plans. $3.0 million was contributed to only one plan to ensure that the plan's assets continued to exceed the plan's Accumulated Benefit Obligation. This contribution is not deductible for 2002, but is expected to be deductible for 2003. The funding policy for non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year.

The Company recognized a loss of $41.2 million in 2002 and a gain of $19.7 million in 2001 in other comprehensive income, before taxes from the increase in the additional minimum liability (less the increase in the intangible asset) over the value at the end of the prior year.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

Defined contribution plans include The Investment Incentive Plan and the Savings and Investment Plan. The expense for defined contribution plans was $10.4 million, $10.6 million, and $8.3 million, in 2002, 2001 and 2000, respectively.

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach certain age and service requirements while employed by the Company. The postretirement health care and dental coverages are contributory based for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on the number of years of service.

The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 2002 and 2001, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees and a 401(h) account under the pension plan. The plan assets underlying the insurance contract are comprised of approximately 60% equity securities and 40% fixed income investments. The plan assets in the 401(h) account are comprised of approximately 75% equity securities and 25% fixed income investments. Plan assets related to union employees were comprised of approximately 60% equity securities and 40% fixed income investments, held in a 501(c) (9) trust.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
(continued)

The changes in benefit obligation and plan assets related to the Company's qualified and nonqualified benefit plans are summarized as follows:

                                       Years Ended December 31,
                           -------------------------------------------------
                                                       Other Postretirement
                               Pension Benefits              Benefits
                           -----------------------   -----------------------
                              2002          2001        2002          2001
                           ---------     ---------   ---------     ---------
                                             (in millions)
Change in benefit
 obligation:
 Benefit obligation at
  beginning of year.....    $1,933.1      $1,803.6      $ 441.4      $ 486.8
 Service cost...........        27.8          30.7          4.0          5.9
 Interest cost..........       133.9         129.1         33.5         31.8
 Amendments.............         9.9          50.1           --        (48.3)
 Actuarial loss (gain)..        91.9          46.7        143.9         (1.3)
 Benefits paid..........      (161.0)       (127.1)       (37.4)       (29.6)
 Curtailment............        (6.3)           --         (1.1)        (3.9)
                            --------      --------      -------      -------
 Benefit obligation at
  end of year...........     2,029.3       1,933.1        584.3        441.4
                            --------      --------      -------      -------
Change in plan assets:
 Fair value of plan
  assets at beginning of
  year..................     2,196.9       2,410.9        245.7        261.4
 Actual return on plan
  assets................      (201.5)       (105.8)       (25.5)        (6.7)
 Employer contribution..        26.6          18.9         21.4         20.6
 Employee contribution..          --            --          3.9          6.5
 Benefits paid..........      (161.0)       (127.1)       (41.3)       (36.1)
                            --------      --------      -------      -------
 Fair value of plan
  assets at end of year.     1,861.0       2,196.9        204.2        245.7
                            --------      --------      -------      -------
Funded status...........      (168.3)        263.8       (380.1)      (195.7)
Unrecognized actuarial
 loss (gain)............       511.5          24.3         98.8        (95.3)
Unrecognized prior
 service cost...........        67.9          67.9        (42.3)       (47.5)
Unrecognized net
 transition asset.......         0.1           0.1           --           --
                            --------      --------      -------      -------
Prepaid (accrued) benefit
 cost, net..............    $  411.2      $  356.1      $(323.6)     $(338.5)
                            ========      ========      =======      =======
Amounts recognized in the
 consolidated balance
 sheets consist of:
 Prepaid benefit cost...    $  581.7      $  523.9
 Accrued benefit
  liability including
  minimum liability.....      (275.1)       (231.6)
 Intangible asset.......         0.1           0.5
 Accumulated other
  comprehensive income..       104.5          63.3
                            --------      --------
Net amount recognized...    $  411.2      $  356.1
                            ========      ========

The assumptions used in accounting for the Company's qualified and nonqualified benefit plans were as follows:

                                       Years Ended December 31,
                           -------------------------------------------------
                                                       Other Postretirement
                               Pension Benefits              Benefits
                           -----------------------   -----------------------
                              2002          2001        2002          2001
                           ---------     ---------   ---------     ---------
                                             (in millions)
Discount rate............      6.75%         7.25%       6.75%         7.25%
Expected return on plan
 assets..................      9.50%         9.50%       9.50%         9.50%
Rate of compensation
 increase................      3.50%         4.20%         --            --

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
     (continued)

The expected return on plan assets rates shown above are the rates used in computing the net periodic costs for the year. The rates of compensation increase and the discount rate shown above are the rates used in computing the year-end measurements and for computing the net periodic costs for the following year.

For measurement purposes, a 10.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2003. The rate was assumed to decrease gradually to 5.25% in 2008 and remain at that level thereafter.

For the prior valuation, an 8.0% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2002. The rate was assumed to decrease gradually to 5.25% in 2006 and remain at that level thereafter.

The net periodic benefit (credit) cost related to the Company's qualified and nonqualified benefit plans includes the following components:

                                        Years Ended December 31,
                        -------------------------------------------------------
                                                         Other Postretirement
                             Pension Benefits                  Benefits
                        ---------------------------   -------------------------
                         2002      2001      2000      2002     2001      2000
                        -------   -------   -------   ------   ------    ------
                                            (in millions)
Service cost.........   $  27.8   $  30.7   $  34.0   $  4.0   $  5.9    $  7.8
Interest cost........     133.9     129.1     129.2     33.5     31.8      30.9
Expected return on
 plan assets.........    (201.5)   (223.8)   (209.9)   (22.8)   (24.4)    (24.1)
Amortization of
 transition asset....       0.1       0.1     (12.0)      --       --        --
Amortization of prior
 service cost........       7.0       6.5       4.6     (3.2)    (2.2)     (0.2)
Recognized actuarial
 gain................       7.6     (18.3)     (9.3)    (1.9)    (6.8)     (8.7)
Other................        --        --        --       --     (3.9)       --
                        -------   -------   -------   ------   ------    ------
 Net periodic benefit
  (credit) cost......   $ (25.1)  $ (75.7)  $ (63.4)  $  9.6   $  0.4    $  5.7
                        =======   =======   =======   ======   ======    ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                               1-Percentage    1-Percent Point
                                              Point Increase      Decrease
                                              --------------   ---------------
                                                       (in millions)

Effect on total of service and interest
 costs in 2002...............................     $ 3.4            $ (3.1)
Effect on postretirement benefit obligations
 as of December 31, 2002.....................      45.0             (41.5)

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 11 - Pension Benefit Plans and Other Postretirement Benefit Plans
     (continued)

The information that follows shows supplemental information for the Company's defined benefit pension plans. Certain key summary data is shown separately for qualified plans and non-qualified plans.


                                                   Years Ended December 31,
                            ----------------------------------------------------------------------
                                           2002                                 2001
                            ---------------------------------   ----------------------------------
                            Qualified  Nonqualified             Qualified  Nonqualified
                              Plans       Plans        Total      Plans       Plans        Total
                            ---------  ------------  ---------  ---------  ------------  ---------
                                                        (in millions)
Benefit obligation at
 the end of year..........   $1,727.4     $ 301.9     $2,029.3   $1,674.4     $ 258.7     $1,933.1
Fair value of plan
 assets at end of year....    1,855.8         5.2      1,861.0    2,192.3         4.6      2,196.9
                             --------     -------     --------   --------     -------     --------
Funded status.............      128.4      (296.7)      (168.3)     517.9      (254.1)       263.8
Unrecognized net
 actuarial (gain)loss.....      374.7       136.8        511.5      (65.7)       90.0         24.3
Unrecognized prior
 service cost.............       78.6       (10.7)        67.9       71.7        (3.8)        67.9
Unrecognized
 transition (asset)
 liability................         --         0.1          0.1         --         0.1          0.1
                             --------     -------     --------   --------     -------     --------
Prepaid benefit
 (accrued) cost...........   $  581.7     $(170.5)    $  411.2   $  523.9     $(167.8)    $  356.1
Prepaid benefit cost......   $  581.7           -     $  581.7   $  523.9           -     $  523.9
Accrued benefit
 liability including
 minimum liability........         --     $(275.1)      (275.1)        --     $(231.6)      (231.6)
Intangible asset..........         --         0.1          0.1         --         0.5          0.5
Accumulated other
 comprehensive income.....         --       104.5        104.5         --        63.3         63.3
                             --------     -------     --------   --------     -------     --------
 Net amount recognized....   $  581.7     $(170.5)    $  411.2   $  523.9     $(167.8)    $  356.1
                             --------     -------     --------   --------     -------     --------
Service cost..............   $   26.1     $   1.7     $   27.8   $   26.0     $   4.7     $   30.7
Interest cost.............      115.9        18.0        133.9      110.1        19.0        129.1
Expected return on
 plan assets..............     (201.3)       (0.2)      (201.5)    (223.7)       (0.1)      (223.8)
Amortization of
 transition asset.........          -         0.1          0.1         --         0.1          0.1
Amortization of prior
 service cost.............        6.5         0.5          7.0        4.5         2.0          6.5
Recognized actuarial
 gain.....................        1.5         6.1          7.6      (24.8)        6.5        (18.3)
                             --------     -------     --------   --------     -------     --------
 Net periodic benefit
  (credit) cost...........   $  (51.3)    $  26.2     $  (25.1)  $ (107.9)    $  32.2     $  (75.7)
                             ========     =======     ========   ========     =======     ========

Note 12 - Commitments, Guarantees and Contingencies

Commitments

The Company has extended commitments to purchase fixed maturity investments, preferred and common stock, and other invested assets and to issue mortgage loans on real estate totaling $485.2 million, $0.3 million, $729.9 million and $279.8 million, respectively at December 31, 2002. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair values of the commitments described above aggregate $1.2 billion at December 31, 2001. The majority of these commitments expire in 2003.

Guarantees

In the course of business the Company enters into guarantees which vary in nature and purpose. The following guarantee is disclosed pursuant to FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others".

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 12 - Commitments, Guarantees and Contingencies (continued)

The Company guarantees certain mortgage securitizations transactions the Company entered into with FNMA and FHLMC. This guarantee will persist until the pool of mortgages is paid off in full by the mortgagees. The Company must perform under this guarantee where the mortgagees fail to repay their mortgages. The maximum amount of future payments the Company may be required to make pursuant to the guarantee is approximately equivalent to the December 31, 2002 aggregate outstanding principal balance of the pool of FNMA loans of $19.2 million and the FHMLC loans of $20.1 million.

Contingencies

Class Action

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The total reserve held in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement amounted to $11.9 million and $52.7 million at December 31, 2002 and 2001, respectively. The Company incurred no costs related to the settlement in 2002 or 2000. Costs incurred related to the settlement were $30.0 million in 2001. The estimated reserve is based on a number of factors, including the estimated cost per claim and the estimated costs to administer the claims.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. The Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's initial estimates. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly. The reserve estimate was further evaluated quarterly, and was adjusted as noted above, in 2001. The adjustment to the reserve in the fourth quarter of 2001 was the result of the Company being able to better estimate the cost of settling the remaining claims, which on average tend to be larger, more complicated claims. The better estimate comes from experience with actual settlements on similar claims.

Administration of the alternative dispute resolution (ADR) component of the settlement continues to date. Although some uncertainty remains as to the cost of claims in the final phase (i.e., arbitration) of the ADR process, it is expected that the final cost of the settlement will not differ materially from the amounts presently provided for by the Company.

Harris Trust

Since 1983, the Company has been involved in complex litigation known as Harris Trust and Savings Bank, as Trustee of Sperry Master Retirement Trust No. 2 v. John Hancock Mutual Life Insurance Company (S.D.N.Y. Civ. 83-5491). After successive appeals to the Second Circuit and to the U.S. Supreme Court, the case was remanded to the District Court and tried to a Federal District Court judge in 1997. The judge issued an opinion in November 2000.

In that opinion the Court found against the Company and awarded the Trust approximately $13.8 million in relation to this claim together with unspecified additional pre-judgment interest on this amount from October 1988. The Court also found against the Company on issues of liability valuation and ERISA law. Damages in the amount of approximately $5.7 million, together with unspecified pre-judgment interest from December 1996, were awarded on these issues. As part of the relief, the judge ordered the removal of Hancock as a fiduciary to the plan. On April 11, 2001, the Court entered a judgment against the Company for approximately $84.9 million, which includes damages to the plaintiff, pre-judgment interest, attorney's fees and other costs.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

On May 14, 2001 the Company filed an appeal in this case. On August 20, 2002, the Second Circuit Court of Appeals issued a ruling, affirming in part, reversing in part, and vacating in part the District Court's judgment in this case. The Second Circuit Court of Appeals' opinion overturned substantial portions of the District Court's opinion, representing the vast majority of the lower court's award of damages and fees, and sent the matter back to the District Court for further proceedings. The matter remains in litigation, and no final judgment has been entered.

Notwithstanding what the Company believes to be the merits of its position in this case, if unsuccessful, its ultimate liability, including fees, costs and interest could have a material adverse impact on net income. However, the Company does not believe that any such liability would be material in relation to its financial position or liquidity.

Modal Premium Litigation

On July 19, 2002, the Company announced it had entered into a class action lawsuit settlement agreement involving policyholders who paid premiums on a monthly, quarterly or semiannual basis, rather than annually. The class action lawsuit, known as the "Modal Premium" action, was filed in a New Mexico state court. As a result of the settlement, the Company established a $30.0 million reserve ($19.5 million after taxes) as of June 30, 2002 to provide for economic relief in the form of a Settlement Death Benefit to the approximately 1.5 million class members who purchased various insurance products from the Company and paid on a monthly, quarterly or semi-annual basis. The reserve also provides for the legal and administrative costs associated with the settlement. In entering into the settlement, the Company specifically denied any wrongdoing. The Settlement Death Benefit Period began on February 19, 2003 and extends for either nine or twelve months, depending upon the age of the class member. Although some uncertainty remains as to the final cost of the settlement, it is expected that it will not differ materially from the amounts presently provided for by the Company.

Other

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 2002. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

Note 13 - Shareholder's Equity

(a)  Common Stock

As result of the Reorganization, as described in Note 1, the Company converted to a stock life insurance company. The Company has one class of capital stock, common stock ($10,000 par value, 1,000 shares authorized and outstanding). All of the outstanding common stock of the Company is owned by JHFS, the parent.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

(b) Other Comprehensive Income

The components of accumulated other comprehensive income are as follows:

                                        Net
                           Net      Accumulated    Foreign                 Accumulated
                        Unrealized  Gain (Loss)   Currency     Minimum        Other
                          Gains       on Cash    Translation   Pension    Comprehensive
                         (Losses)   Flow Hedges  Adjustment   Liability      Income
                        ----------  -----------  -----------  ---------   -------------
                                                (in millions)
Balance at December
 31, 1999..............  $ 69.1          --        $(2.5)      $(61.2)       $  5.4
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $8.1
 million)..............   (12.7)         --           --           --         (12.7)
Reclassification
 adjustment for gains
 (losses), realized in
 net income (net of
 tax expense of $59.8
 million)..............   111.2          --           --           --         111.2
Adjustment for
 participating group
 annuity contracts
 (net of deferred
 income tax benefit of
 $3.6 million).........    (6.8)         --           --           --          (6.8)
Adjustment for
 deferred policy
 acquisition costs and
 present value of
 future profits (net
 of deferred income
 tax benefit of $15.4
 million)..............   (28.3)         --           --           --         (28.3)
Adjustment for
 policyholder dividend
 obligation (net of
 deferred income tax
 benefit of $4.7
 million)..............    (8.8)         --           --           --          (8.8)
                         ------          -         -----       ------        ------
Net unrealized gains
 (losses)..............    54.6          --           --           --          54.6
Foreign currency
 translation
 adjustment............      --          --         (1.5)          --          (1.5)
Minimum pension
 liability (net of
 deferred income tax
 expense of $4.4
 million)..............      --          --           --          8.2           8.2
                         ------          -         -----       ------        ------
Balance at December
 31, 2000..............  $123.7          --        $(4.0)      $(53.0)       $ 66.7
                         ------          -         -----       ------        ------

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                        Net
                                    Accumulated
                           Net         Gain        Foreign                 Accumulated
                        Unrealized    (Loss)      Currency     Minimum        Other
                          Gains       on Cash    Translation   Pension    Comprehensive
                         (Losses)   Flow Hedges  Adjustment   Liability      Income
                        ----------  -----------  -----------  ---------   -------------
                                                (in millions)
Balance at December
 31, 2000..............  $123.7           --       $(4.0)      $(53.0)       $ 66.7
Gross unrealized gains
 (losses) (net of
 deferred income tax
 benefit of $49.1
 million)..............   (88.3)          --          --           --         (88.3)
Reclassification
 adjustment for gains
 (losses), realized in
 net income (net of
 tax expense of $80.8
 million)..............   150.1           --          --           --         150.1
Adjustment for
 participating group
 annuity contracts
 (net of deferred
 income tax benefit of
 $5.1 million).........    (9.5)          --          --           --          (9.5)
Adjustment for
 deferred policy
 acquisition costs and
 present value of
 future profits (net
 of deferred income
 tax benefit of $25.8
 million)..............   (47.8)          --          --           --         (47.8)
Adjustment for
 policyholder dividend
 obligation (net of
 tax expense of $46.1
 million)..............   (85.6)          --          --           --         (85.6)
                         ------       ------       -----       ------        ------
Net unrealized gains
 (losses)..............   (81.1)          --          --           --         (81.1)
Foreign currency
 translation
 adjustment............      --           --         1.0           --           1.0
Minimum pension
 liability (net of
 deferred income tax
 expense of $8.2
 million)..............      --           --          --         15.2          15.2
Net accumulated gains
 (losses) on cash flow
 hedges (net of tax
 benefit of $2.1
 million)..............      --         (3.8)         --           --          (3.8)
Change in accounting
 principle (net of
 income tax expense of
 $122.6 million).......   204.7         22.9          --           --         227.6
                         ------       ------       -----       ------        ------
Balance at December
 31, 2001..............  $247.3       $ 19.1       $(3.0)      $(37.8)       $225.6
                         ======       ======       =====       ======        ======

Gross unrealized gains
 (losses) (net of
 deferred income tax
 expense of $32.1
 million)..............    87.2           --          --           --          87.2
Reclassification
 adjustment for gains
 (losses), realized in
 net income (net of
 income tax benefit of
 $61.6 million)........   114.4           --          --           --         114.4
Adjustment for
 participating group
 annuity contracts
 (net of deferred
 income tax benefit of
 $14.6 million)........   (27.2)          --          --           --         (27.2)
Adjustment for
 deferred policy
 acquisition costs and
 present value of
 future profits (net
 of deferred income
 tax benefit of $20.5
 million)..............   (38.0)          --          --           --         (38.0)
Adjustment for
 policyholder dividend
 obligation - (net of
 deferred income tax
 expense of $38.0
 million)..............   (70.7)          --          --           --         (70.7)
                         ------       ------       -----       ------        ------
Net unrealized gains
 (losses)..............    65.7           --          --           --          65.7
Foreign currency
 translation
 adjustment............      --           --          --           --            --
Minimum pension
 liability (net of
 deferred income tax
 benefit of $13.2
 million)..............      --           --          --        (24.4)        (24.4)
Net accumulated gains
 (losses) on cash flow
 hedges (net of income
 tax expense of $94.5
 million)..............      --        175.3          --           --         175.3
                         ------       ------       -----       ------        ------
Balance at December
 31, 2002..............  $313.0       $194.4       $(3.0)      $(62.2)       $442.2
                         ======       ======       =====       ======        ======

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Net unrealized investment and other gains (losses), included in the consolidated balance sheets as a component of shareholder's equity, are summarized as follows:

                                           For the Years Ended December 31,
                                          ----------------------------------
                                             2002        2001         2000
                                          -----------  ----------  ---------
                                                    (in millions)
Balance, end of year comprises:
 Unrealized investment gains (losses)
  on:
   Fixed maturities.....................   $ 839.8      $ 294.1      $ 103.0
   Equity investments...................      42.1        129.2        258.5
   Derivatives and other................      41.7        205.0       (155.8)
                                           -------      -------      -------
Total...................................     923.6        628.3        205.7
Amounts of unrealized investment (gains)
 losses attributable to:
 Participating group annuity contracts..     (90.8)       (49.0)       (34.4)
 Deferred policy acquisition cost and
  present value of future profits.......    (109.5)       (51.0)        22.6
 Policyholder dividend obligation.......    (253.9)      (145.2)       (13.5)
 Deferred federal income taxes..........    (156.4)      (135.8)       (56.7)
                                           -------      -------      -------
Total...................................    (610.6)      (381.0)       (82.0)
                                           -------      -------      -------
Net unrealized investment gains.........   $ 313.0      $ 247.3      $ 123.7
                                           =======      =======      =======

(c)  Statutory Results

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changes prescribe statutory accounting practices and results in changes to the accounting practices that the Company and its domestic life insurance subsidiaries use to prepare their statutory-basis financial statements.

The Company and its domestic insurance subsidiaries prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile. For the Company, the Commonwealth of Massachusetts only recognizes statutory accounting practices prescribed or permitted by Massachusetts insurance regulations and laws. The National Association of Insurance Commissioners' "Accounting Practices and Procedures" manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by Massachusetts. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

From time to time the Company has requested permission from the Commonwealth of Massachusetts Division of Insurance for a permitted accounting practice. The Company currently has three permitted practices which relate to an admitted asset for the pension plan prepaid expense, an admitted asset for the start-up and launch costs due from the experience fund of the Federal Long-Term Care Program, and an admitted asset for an after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial.

Prior to 2001, the Commissioner had provided the Company approval to recognize as an admitted asset the pension plan prepaid expense in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." Beginning in 2001, the Commissioner has provided the Company with approval to phase-in over a three-year period the impact of implementing the material provisions of statutory SSAP No. 8, "Pensions." As a result of this permitted practice, the Company's reported statutory surplus as of December 31, 2002 is increased by $159.7 million over what it would be under NAIC SAP. Statutory net income is not impacted by this permitted practice.

During 2002, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record an admitted asset for the Federal Long-Term Care Program start-up and launch costs due from its experience fund of $19.3 million at December 31, 2002.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

During 2002, the Company received permission from the Commonwealth of Massachusetts Division of Insurance to record an admitted asset for the after-tax ceding commission in the acquisition of the fixed universal life insurance business of Allmerica Financial of $60.5 million at December 31, 2002, which will be amortized over five years. There are no other material permitted practices.

Statutory net income and surplus include the accounts of the Company and its variable life insurance subsidiary, John Hancock Variable Life Insurance Company, including its wholly-owned subsidiary, Investors Partner Life Insurance Company. Investors Guaranty Life Insurance Company, a former subsidiary of the Company, was sold in 2001, and its statutory net income for the period January 1, 2001 to May 22, 2001 and for the year 2000, and its statutory surplus at December 31, 2000, are included in the table below.

                                     As of or for the Years Ended December 31,
                                    ------------------------------------------
                                      2002             2001             2000
                                    --------         --------         --------
                                                   (in millions)
Statutory net income............    $  271.7         $  631.4         $  617.6
Statutory surplus...............    $3,524.1         $3,513.6         $3,700.5

Massachusetts has enacted laws governing the payment of dividends by insurers. Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Massachusetts Division of Insurance. Massachusetts law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Massachusetts Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

Note 14 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets or distribution channels.

Protection Segment. Offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, universal life, variable life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

Asset Gathering Segment. Offers individual annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds and closed end funds. This segment distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Guaranteed and Structured Financial Products (G&SFP) Segment. Offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The segment distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals. The segment's new consumer notes program distributes primarily through brokers affiliated with the Company and securities brokerage firms.

Investment Management Segment. Offers a wide range of investment management products and services to investors covering a variety of private and publicly traded asset classes including fixed income, equity, mortgage loans, and real estate. This segment distributes its products through a combination of dedicated sales and marketing professionals, independent marketing specialists, and investment professionals.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Corporate and Other Segment. Primarily consists of the Company's international group insurance program, certain corporate operations, and businesses that are either disposed or in run-off. The international group insurance program consists of an international network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments and certain non-recurring expenses not allocated to the segments. The disposed businesses primarily consist of group health insurance and related group life insurance, property and casualty insurance and selected broker/dealer operations.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

Management of the Company evaluates performance based on segment after-tax operating income, which excludes the effect of net realized investment and other gains (losses) and unusual or non-recurring events and transactions. Segment after-tax operating income is determined by adjusting GAAP net income for net realized investment and other gains (losses), including gains and losses on disposals of businesses and certain other items which management believes are not indicative of overall operating trends. While these items may be significant components in understanding and assessing the Company's financial performance, management believes that the presentation of after-tax operating income enhances its understanding of the Company's results of operations by highlighting net income attributable to the normal, recurring operations of the business.

Amounts reported as after-tax adjustments to segment net income in the tables below primarily relate to:

(i) certain net realized investment and other gains (losses), net of related amortization adjustment for deferred policy acquisition costs, amounts credited to participating pension contractholder accounts and policyholder dividend obligation (the adjustment for net realized investment and other gains (losses) excludes gains and losses from mortgage securitizations because management views the related gains and losses as an integral part of the core business of those operations);

(ii) a 2002 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving a dispute regarding disclosure of costs on various modes of life insurance policy premium payment and a 2001 charge to benefits to policyholders and expenses incurred relating to the settlement of a class action lawsuit against the Company involving certain individual life insurance policies sold from 1979 through 1996;

(iii) restructuring costs related to reducing staff in the home office and terminating certain operations outside the home office;

(iv) the surplus tax on mutual life insurance companies which, as a stock company is no longer applicable to the Company;

(v)   cumulative effect of accounting changes;

(vi)  a charge for one time costs associated with the demutualization process;
      and

(vii) a 2000 charge for a group pension dividend resulting from demutualization related asset transfers and the formation of a corporate account.

The following table summarizes selected financial information by segment for the year ended or as of December 31 and reconciles segment revenues and segment after-tax operating income to amounts reported in the consolidated statements of income (in millions):

                      JOHN HANCOCK LIFE INSURANCE COMPANY

                                         Asset                 Investment  Corporate
2002                       Protection  Gathering     G&SFP     Management  and Other  Consolidated
----------------------     ----------  ---------   ---------   ----------  ---------  ------------
Revenues:
 Revenues from
  external customers...... $ 1,948.5   $   548.0   $    64.5   $   76.0    $  703.2     $ 3,340.2
 Net investment income       1,310.7       575.7     1,703.9       15.1       (24.4)      3,581.0
 Inter-segment
  revenues................        --         1.1          --       33.5       (34.6)           --
                           ---------   ---------   ---------   --------    --------     ---------
 Segment revenues.........   3,259.2     1,124.8     1,768.4      124.6       644.2       6,921.2
 Net realized
  investment and other
  gains (losses)..........     (65.1)      (42.5)     (313.8)       0.4       (30.4)       (451.4)
                           ---------   ---------   ---------   --------    --------     ---------
 Revenues................. $ 3,194.1   $ 1,082.3   $ 1,454.6   $  125.0    $  613.8     $ 6,469.8
                           =========   =========   =========   ========    ========     =========
Net Income:
 Segment after-tax
  operating income........ $   309.7   $   130.7   $   268.7   $   21.2    $   44.3     $   774.6
 Realized investment
  gains (losses)..........     (41.4)      (25.7)     (199.6)       0.4       (19.5)       (285.8)
 Class action lawsuit          (18.7)         --          --         --        (0.8)        (19.5)
 Restructuring charges          (5.7)       (6.1)       (0.6)      (0.8)        2.8         (10.4)
                           ---------   ---------   ---------   --------    --------     ---------
 Net income............... $   243.9   $    98.9   $    68.5   $   20.8    $   26.8     $   458.9
                           =========   =========   =========   ========    ========     =========
Supplemental
 Information:
 Equity in net income
  of investees............
 Accounted for by the
  equity method........... $    17.9   $     8.7   $    34.5   $    0.3    $    3.4     $    64.8
 Amortization of
  deferred policy
  Acquisition costs.......     171.1       140.5         2.2         --        (0.4)        313.4
 Interest expense.........       0.5         0.5          --        6.7        44.9          52.6
 Income tax expense.......     133.4        42.5        17.6       12.2       (97.1)        108.6
 Segment assets...........  31,772.9    16,052.8    34,967.0    2,370.8     2,643.5      87,807.0
Net Realized
 Investment and Other
 Gains (Losses) Data:
 Net realized
  investment and other
  gains (losses).......... $   (87.8)  $   (70.9)  $  (337.2)  $    1.6    $  (30.4)    $  (524.7)
 Less amortization of
  deferred policy
  acquisition costs
  related to net
  realized investment
  and other gains
  (losses)................      10.8        28.1          --         --          --          38.9
 Less amounts credited
  to participating
  pension
  contractholder
  accounts................        --          --        23.4         --          --          23.4
 Add amounts credited
  to the policyholder
  dividend obligation ....      11.9          --          --         --          --          11.9
                           ---------   ---------   ---------   --------    --------     ---------
 Net realized
  investment and other
  gains (losses), net
  of related
  amortization of
  deferred policy
  acquisition costs,
  amounts credited to
  participating
  pension
  contractholders and
  amounts credited to
  the policyholder
  dividend
  obligation--per the
  consolidated
  financial statements....     (65.1)      (42.8)     (313.8)       1.6       (30.4)       (450.5)
 Less net realized
  investment and other
  gains (losses)
  attributable to
  mortgage
  securitizations.........        --         0.3          --       (1.2)         --          (0.9)
                           ---------   ---------   ---------   --------    --------     ---------
 Net realized
  investment and other
  gains (losses),
  net-pre-tax
  adjustment made to
  calculate segment
  operating income........     (65.1)      (42.5)     (313.8)       0.4       (30.4)       (451.4)
 Less income tax
  effect..................      23.7        16.8       114.2         --        10.9         165.6
                           ---------   ---------   ---------   --------    --------     ---------
 Net realized
  investment and other
  gains (losses),
  net-after-tax
  adjustment made to
  calculate segment
  operating income........ $   (41.4)  $   (25.7)  $  (199.6)  $    0.4    $  (19.5)    $  (285.8)
                           =========   =========   =========   ========    ========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                       Asset                 Investment  Corporate
2001                                     Protection  Gathering     G&SFP     Management  and Other   Consolidated
---------------------------------------  ----------  ----------  ----------  ----------  ---------  --------------
Revenues:
 Revenues from external customers.....   $ 1,796.2   $   656.5   $   535.0   $   86.5    $  652.6     $ 3,726.8
 Net investment income................     1,258.5       498.5     1,834.5       28.7        26.0       3,646.2
 Inter-segment revenues...............          --          --          --       28.0       (28.0)           --
                                         ---------   ---------   ---------   --------    --------     ---------
 Segment revenues.....................     3,054.7     1,155.0     2,369.5      143.2       650.6       7,373.0
 Net realized investment and other
  gains (losses)......................       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
                                         ---------   ---------   ---------   --------    --------     ---------
 Revenues.............................   $ 2,956.6   $ 1,100.2   $ 2,248.4   $  143.0    $  675.8     $ 7,124.0
                                         =========   =========   =========   ========    ========     =========
Net Income:
 Segment after-tax operating income...   $   284.3   $   148.3   $   238.0   $   29.8    $   55.4     $   755.8
 Realized investment gains (losses)...       (62.2)      (34.7)      (77.0)      (0.2)       16.6        (157.5)
 Class action lawsuit.................          --          --          --         --       (19.5)        (19.5)
 Restructuring charges................        (4.4)      (17.6)       (1.2)      (0.9)       (1.3)        (25.4)
 Surplus tax..........................         9.6         0.2         2.6        0.1         0.8          13.3
 Cumulative effect of accounting
  changes, net of tax.................        11.7        (0.5)       (1.2)      (0.2)       (2.6)          7.2
                                         ---------   ---------   ---------   --------    --------     ---------
 Net income...........................   $   239.0   $    95.7   $   161.2   $   28.6    $   49.4     $   573.9
                                         =========   =========   =========   ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method..   $    12.9   $     7.0   $    24.8   $    6.9    $    4.8     $    56.4
 Amortization of deferred policy
  acquisition costs...................       171.3        75.0         2.4          -         0.3         249.0
 Interest expense.....................         0.9         1.9          --       12.4        43.8          59.0
 Income tax expense...................       108.8        35.0        71.0       16.2       (30.3)        200.7
 Segment assets.......................    28,912.5    14,740.5    32,253.9    2,049.8     3,168.0      81,124.7
Net Realized Investment and Other Gains
 (Losses) Data:
 Net realized investment and other
  gains (losses)......................      (122.9)      (76.4)      (78.8)       3.0        25.2        (249.9)
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses)............................         7.8        21.6          --         --          --          29.4
 Less amounts credited to participating
  pension contractholder accounts.....          --          --       (42.3)        --          --         (42.3)
 Add amounts credited to the
  policyholder dividend obligation....        17.0          --          --         --          --          17.0
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs, amounts credited
  to participating pension
  contractholders and amounts credited
  to the policyholder dividend
  obligation - per the consolidated
  financial statements................       (98.1)      (54.8)     (121.1)       3.0        25.2        (245.8)
 Less net realized investment and other
  gains (losses) attributable to
  mortgage securitizations............          --          --          --       (3.2)         --          (3.2)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-pre-tax
  adjustment made to calculate segment
  operating income....................       (98.1)      (54.8)     (121.1)      (0.2)       25.2        (249.0)
 Less income tax effect...............        35.9        20.1        44.1         --        (8.6)         91.5
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate segment
  operating income....................   $   (62.2)  $   (34.7)  $   (77.0)  $   (0.2)   $   16.6     $  (157.5)
                                         =========   =========   =========   ========    ========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                                       Asset                 Investment  Corporate
2000                                     Protection  Gathering     G&SFP     Management  and Other   Consolidated
---------------------------------------  ----------  ----------  ----------  ----------  ---------  --------------
Revenues:
 Revenues from external customers .....  $ 1,690.7   $   750.1   $   685.3   $  150.2    $  458.9     $ 3,735.2
 Net investment income ................    1,196.3       445.8     1,741.9       22.7       157.2       3,563.9
 Inter-segment revenues ...............         --          --          --       39.1       (39.1)           --
 Segment revenues .....................    2,887.0     1,195.9     2,427.2      212.0       577.0       7,299.1
 Net realized investment and other
  gains (losses) ......................      (24.4)       15.4       (64.7)       7.1       141.7          75.1
                                         ---------   ---------   ---------   --------    --------     ---------
 Revenues .............................  $ 2,862.6   $ 1,211.3   $ 2,362.5   $  219.1    $  718.7     $ 7,374.2
                                         =========   =========   =========   ========    ========     =========
Net Income:
 Segment after-tax operating income ...      238.8       128.8       211.6       46.8        82.4         708.4
 Realized investment gains (losses) ...      (18.2)       18.6       (40.5)       4.4        87.3          51.6
 Restructuring charges ................       (6.7)       (1.4)       (2.6)        --        (1.3)        (12.0)
 Surplus tax ..........................       20.8         0.6         6.5         --        18.1          46.0
 Demutualization expenses .............        1.6         0.4         0.4         --         0.1           2.5
 Other demutualization related costs ..       (6.8)       (1.3)       (1.7)        --        (0.2)        (10.0)
 Group pension dividend transfer ......         --          --         5.7         --          --           5.7
                                         ---------   ---------   ---------   --------    --------     ---------
 Net income ...........................  $   229.5   $   145.7   $   179.4   $   51.2    $  186.4     $   792.2
                                         =========   =========   =========   ========    ========     =========
Supplemental Information:
 Equity in net income of investees
  accounted for by the equity method ..  $     7.5   $     3.5   $    11.2   $   16.8    $  104.8     $   143.8
 Amortization of deferred policy
  acquisition costs ...................      106.0        78.8         2.6         --        (0.3)        187.1
 Interest expense .....................        2.9         3.5         1.0       12.1        43.1          62.6
 Income tax expense ...................       82.0        57.9        78.3       35.2        55.5         308.9
 Segment assets .......................   27,091.5    14,067.2    31,161.1    3,124.5     2,967.7      78,412.0
Net Realized Investment and other Gains
 (Losses) Data:
 Net realized investment and other
  gains (losses) ......................      (23.2)       18.9       (57.8)      10.3       141.7          89.9
 Less amortization of deferred policy
  acquisition costs related to net
  realized investment and other gains
  (losses) ............................       12.9        (3.5)         --         --          --           9.4
 Less amounts credited to participating
  pension contractholder accounts .....         --          --        (6.9)        --          --          (6.9)
 Less amounts credited to policyholder
  dividend obligation .................      (14.1)         --          --         --          --         (14.1)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net of related
  amortization of deferred policy
  acquisition costs, amounts credited
  to participating pension
  contractholders and amounts credited
  to the policyholder dividend
  obligation- per consolidated
  financial statements ................      (24.4)       15.4       (64.7)      10.3       141.7          78.3
 Less net realized investment and other
  gains (losses) attributable to
  mortgage securitizations ............         --          --          --       (3.2)         --          (3.2)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-pre-tax
  adjustment made to calculate segment
  operating income ....................      (24.4)       15.4       (64.7)       7.1       141.7          75.1
 Less income tax effect ...............        6.2         3.2        24.2       (2.7)      (54.4)        (23.5)
                                         ---------   ---------   ---------   --------    --------     ---------
 Net realized investment and other
  gains (losses), net-after-tax
  adjustment made to calculate
  segment operating income ............  $   (18.2)  $    18.6   $   (40.5)  $    4.4    $   87.3     $    51.6
                                         =========   =========   =========   ========    ========     =========

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The Company operates primarily in the United States and also in Indonesia. In addition, the international program consists of a network of 46 insurers that coordinate and/or reinsure group life, health, disability and pension coverage for foreign and globally mobile employees of multinational companies in 50 countries and territories. The following table summarizes selected financial information by geographic location for the year ended or at December 31:

                                                              Income Before
                                                            Incomes Taxes and
                                                                Cumulative
                                    Long-Lived                  Effect of
Location                  Revenues    Assets     Assets     Accounting Changes
------------------------  --------  ----------  ---------  --------------------
                                             (in millions)
2002
United States ..........  $6,191.6    $525.1    $87,719.6        $  556.8
Foreign - other ........     278.2       0.6         87.4            10.7
                          --------    ------    ---------        --------
                          $6,469.8    $525.7    $87,807.0        $  567.5
                          ========    ======    =========        ========
2001
United States ..........  $6,917.4    $533.8    $81,052.9        $  761.4
Foreign - other ........     206.6       0.6         71.8             6.0
                          --------    ------    ---------        --------
                          $7,124.0    $534.4    $81,124.7        $  767.4
                          --------    ------    ---------        --------
2000
United States ..........  $7,201.4    $419.6    $78,346.9        $1,093.4
Foreign - other ........     172.8       0.3         65.1             7.7
                          --------    ------    ---------        --------
                          $7,374.2    $419.9    $78,412.0        $1,101.1
                          ========    ======    =========        ========

The Company has no reportable major customers and revenues are attributed to countries based on the location of customers.

Note 15 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company to determine the fair values of financial instruments:

    Fair values for publicly traded fixed maturities (including redeemable preferred stocks) are obtained from an independent pricing service. Fair values for private placement securities and fixed maturities not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Quarterly, a review is made of the entire fixed maturity portfolio to assess credit quality, including a review of all impairments with the Company's Committee of Finance, a sub-committee to the Board of Directors. At the end of each quarter our Investment Review Committee reviews all securities trading below ninety cents on the dollar to determine whether impairments need to be taken. The results of this quarterly analysis are reviewed by the Company's Committee of Finance. The fair value for equity securities is based on quoted market prices.

    The fair value for mortgage loans on real estate is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations. Fair values for impaired mortgage loans are measured based either on the present value of expected future cash flows discounted at the loan's effective interest rate or the fair value of the underlying collateral for loans that are collateral dependent.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

    The carrying amount in the balance sheet for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

    The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar types of borrowing arrangements. Carrying amounts for short-term borrowings approximate fair value.

    Fair values for the Company's guaranteed investment contracts and funding agreements are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

    The Company's derivatives include futures contracts, interest rate swap, cap and floor agreements, swaptions, currency rate swap agreements and equity collar agreements. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

    The fair value for commitments approximates the amount of the initial commitment.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                       December 31,
                                       --------------------------------------------
                                               2002                   2001
                                       --------------------   ---------------------
                                       Carrying     Fair      Carrying      Fair
                                         Value      Value       Value       Value
                                       ---------  ---------   ---------   ---------
                                                      (in millions)
Assets:
 Fixed maturities:
   Held-to-maturity ................   $ 1,727.0  $ 1,777.2   $ 1,923.5   $ 1,908.2
   Available-for-sale ..............    42,046.3   42,046.3    36,072.1    36,072.1
 Equity securities:
   Available-for-sale ..............       349.6      349.6       562.3       562.3
   Trading securities ..............         0.7        0.7         1.4         1.4
 Mortgage loans on real estate .....    10,296.5   11,220.7     9,667.0    10,215.0
 Policy loans ......................     2,014.2    2,014.2     1,927.0     1,927.0
 Short-term investments ............       137.3      137.3        78.6        78.6
 Cash and cash equivalents .........       897.0      897.0     1,025.3     1,025.3
Derivatives:
 Futures contracts, net ............         0.3        0.3          --          --
 Interest rate swap agreements .....       165.4      165.4        24.9        24.9
 Interest rate swap CMT ............         1.7        1.7         7.5         7.5
 Interest rate cap agreements ......        15.9       15.9         3.6         3.6
 Interest rate floor agreements ....        93.2       93.2        56.5        56.5
 Currency rate swap agreements .....       281.7      281.7       401.6       401.6
 Equity collar agreements ..........        12.8       12.8        16.7        16.7
Liabilities:
 Consumer notes ....................       290.2      272.9          --          --
 Debt ..............................       803.4      643.3       786.3       758.8
 Guaranteed investment
  contracts and funding
  agreements .......................    17,961.3   18,022.2    16,142.7    15,947.0
 Fixed rate deferred and
  immediate annuities ..............     8,466.9    8,310.6     6,212.2     6,123.3
 Supplementary contracts
  without life contingencies .......        52.8       59.1        54.4        58.4
Derivatives:
 Futures contracts, net ............         0.2        0.2         0.9         0.9
 Interest rate swap agreements .....     1,229.1    1,229.1       420.3       420.3
 Interest rate swaption
  agreements .......................         3.2        3.2         1.3         1.3
 Currency rate swap agreements .....       156.8      156.8       318.2       318.2
 Equity collar agreements ..........          --         --        18.9        18.9
 Equity swaps ......................          --         --         0.1         0.1
Commitments ........................          --   (1,537.9)         --    (1,241.3)

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Note 16 - Stock Compensation Plans

On January 5, 2000, the Company, as sole shareholder of John Hancock Financial Services, Inc., approved and adopted the 1999 Long-Term Stock Incentive Plan (the Incentive Plan), which originally had been approved by the Board of Directors (the Board) of the Company on August 31, 1999. Under the Incentive Plan, which became effective on February 1, 2000, the effective date of the Plan of Reorganization of the Company, options of JHFS common stock granted may be either non-qualified options or incentive stock options qualifying under Section 422 of the Internal Revenue Code. The Incentive Plan objectives include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees the opportunity to acquire JHFS' common stock. In 2001, JHFS' Board adopted and the JHFS stockholders approved the amended and restated 1999 Long-Term Stock Incentive Plan (as amended, the Long-Term Stock Incentive Plan) and the Non-Employee Directors' Long-Term Stock Incentive Plan (the Directors' Plan, collectively, the Incentive Plans).

The maximum number of shares of JHFS common stock available under the Long-Term Stock Incentive Plan is 40,741,403. In addition, no more than 8,148,281 of these shares shall be available for stock awards. The maximum number of shares that may be granted as incentive stock options is 32,593,122 shares. The aggregate number of shares that may be covered by awards for any one participant over the period that the Long-Term Stock Incentive Plan is in effect shall not exceed 8,148,281 shares. Subject to these overall limits, there is no annual limit on the number of stock options or stock awards that may be granted in any one year.

The maximum number of shares of JHFS common stock available in the Non-Employee Directors' Long-Term Stock Incentive Plan is 1,000,000 shares of common stock. Pursuant to the Non-Employee Directors' Long-Term Stock Incentive Plan, each director receives 50% of the annual retainer paid to eligible directors in the form of stock awards. Where a director elects to have the remaining 50% of their retainer invested in shares of JHFS' common stock through open market purchases the Company grants a partial matching stock award, which is forfeitable. Commencing on April 1, 2002, the matching stock award is transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. In addition, on JHFS stockholder approval of the Non-Employee Directors' Long-Term Stock Incentive Plan, each non-employee director received a non-qualified stock option award of 15,000 shares. As any new non-employee director is appointed that person will receive an initial option award of 15,000 shares and annually thereafter, at the date of the JHFS' annual meeting, each will receive non-qualified stock option awards for 5,000 shares.

                                                   Number of JHFS                               Number of JHFS
                                                    shares to be                               shares remaining
                                                     issued upon       Weighted-average      available for future
                                                     exercise of        exercise price      issuance under equity
                                                outstanding options,    of outstanding        compensation plans
                                                    warrant, and      options, warrants,    (excluding JHFS shares
Plan Category                                          rights             and rights       reflected in column (a))
-------------------------------------------     --------------------  ------------------   ------------------------
                                                         (a)                 (b)                     (c)
                                                   (in thousands)                               (in thousands)
Equity compensation plans approved by JHFS
 stockholders .................................       22,312.8              $34.39                 15,169.3
Equity compensation plans not approved by
 JHFS stockholders ............................             --                  --                       --
                                                      --------              ------                 --------
Total .........................................        2,312.8              $34.39                 15,169.3
                                                      ========              ======                 ========

The Incentive Plans have options exercisable at the dates listed in the table below. JHFS granted 10.6 million options to the Company's employees during the year ended December 31, 2002. Options outstanding under the Long-Term Incentive Plan were granted at a price equal to the market value of the JHFS stock on the date of grant, vest over a two-year period, and expire five years after the grant date. Options outstanding under the Non-Employee Director's Long-Term Stock Incentive Plan were granted at a price equal to the market value of the stock on the date of grant, vest immediately, and expire five years after grant date. During 2002, JHFS granted approximately 1.1 million options to the Company's employees as part of its incentive compensation program. These options were granted at market value, vested on the date of grant and expire five years after grant.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The status of stock options under the Incentive Plans are summarized below as of December 31:

                                                           JHFS Shares
                        Number of JHFS                       subject       Weighted-average
                            shares      Weighted-average  to exercisable       exercise
                        (in thousands)   exercise price      options       price per share
                        --------------  ----------------  --------------   ----------------
Outstanding at
 February 1, 2000 ....           --              --
 Granted .............      4,066.8          $14.06
 Exercised ...........          0.2           13.94
 Canceled ............        260.2           13.94
                           --------          ------          -------            ------
Outstanding at
 December 31, 2000 ...      3,806.4          $14.07
                           --------          ------          -------            ------
 Granted .............     10,819.9          $35.96
 Exercised ...........        726.5           14.05
 Canceled ............        969.6           29.61
                           --------          ------          -------            ------
Outstanding at
 December 31, 2001 ...     12,930.2          $31.21          2,270.5            $26.03
                           --------          ------          -------            ------
 Granted .............     10,571.6          $36.94
 Exercised ...........        848.7           14.74
 Canceled ............        340.3           35.38
                           --------          ------          -------            ------
Outstanding at
 December 31, 2002 ...     22,312.8          $34.39          8,911.2            $30.48
                           --------          ------          -------            ------

Through December 31, 2002, the Company accounted for stock-based compensation using the intrinsic value method prescribed by APB Opinion No. 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value, with the exception of the Signator Stock Option Program. Had compensation expense for the remaining Company's stock-based compensation plan been determined based upon fair values at the grant dates for awards under the plan in accordance with SFAS No. 123, the Company's income would have been reduced to the pro forma amounts indicated below. Stock option awards granted after December 31, 2002 will be accounted for using the fair value method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation.

The estimated weighted-average fair value per share using the Black-Scholes option valuation model is $7.70, $9.35, and $3.66 respectively, for the years ending December 31, 2002, 2001 and 2000, using the following assumptions:

                                    2002         2001             2000
                                  --------    ----------       -----------
Expected term ................    3 years      3-5 years        2-5 years
Risk free rate (1) ...........     2.51%      4.6% - 6.0%      4.8% - 5.6%
Dividend yield ...............     1.05%          1.0%            1.8%
Expected volatility ..........     28.8%         32.0%            24.0%

(1) Dependent on grant date.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

For the purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                                Year           Year        For the period        Year Ended
                                Ended          Ended         February 1       December 31, 2000
                             December 31,   December 31,       through            Pro Forma
                                2002           2001       December 31, 2000      (unaudited)
                             ------------  -------------  -----------------  -------------------
                                                      (in millions)
Net income, as
 reported ..................   $458.9         $573.9           $750.3              $792.23
Add: Stock-based employee
 compensation expense
 included in reported net
 income, net of related
 tax effects ...............      0.9            0.8               --                   --
Deduct: Total stock-based
 employee compensation
 expense determined under
 fair value method for all
 awards, net of related tax
 effects (unaudited) .......     55.0           34.1              1.5                  2.2
                               ------         ------           ------              -------
Pro forma net income
 (unaudited) ...............   $404.8         $540.6           $748.8              $ 790.0
                               ======         ======           ======              =======

The following table summarizes information about stock options outstanding at December 31, 2002:

                                    Weighted-average                      Number of
Range of         Number of options     remaining                         exercisable      Weighted-average
exercise          outstanding at    contractual life  Weighted-average    options at      exercise price of
price                12/31/02           (years)        exercise price     12/313/02      exercisable options
---------------  -----------------  ----------------  ----------------   -----------     -------------------
                  (in thousands)                                        (in thousands)
$12.49 - $16.65       1,953.3             2.2              $13.94          1,953.2             $13.94
$20.81 - $24.97          35.0             2.6               23.59             35.0              23.59
$24.97 - $29.13       2,364.7             5.0               28.96               --                 --
$29.13 - $33.30       1,387.3             4.9               30.45          1,137.3              30.61
$33.30 - $37.46       8,996.3             3.2               35.51          4,999.8              35.55
$37.46 - $41.62       7,576.2             3.9               40.96            785.9              39.41
-------------------------------------------------------------------------------------------------------------
                     22,312.8             3.6              $34.39          8,911.2             $30.48
                     ========             ===              ======          =======             ======

Under the Signator Stock Option Program, pursuant to the Long-Term Stock Incentive Plan, which was implemented in 2001, JHFS granted 270,270 stock options during February 2002 at a grant price of $37.57 per share and 20,000 stock options at a grant price of $40.50 per share during March 2002. During February 2001, JHFS granted 343,739 stock options at a grant price of $35.53 per share. All stock option awards under the Signator Stock Option Program were granted to non-employee general agents at a price equal to the market value of the stock on the date of grant. The stock options vest over a two-year period, subject to continued participation in the John Hancock sales program and attainment of established, individual sales goals. After one year of vesting, an agent is allowed to exercise 50% of the stock options granted. The Company amortizes compensation expense for the grant over a 24-month period commencing on grant date at a fair value of $7.83, $8.44 and $9.24 per option determined by the Black-Scholes Option valuation model for the February 2002, March 2002 and February 2001 grants, respectively. In accordance with EITF No. 96-18 "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling Goods or Services", the expense related to option grants under the Signator Stock Option Program is adjusted to a current fair value at each reporting period. Total amortization expense recognized for the year ended December 31, 2002 was $1.4 million. Total amortization expense for 2001 was $1.3 million. The total grant date fair value of the stock options granted under the program from January 1, 2002 through December 31, 2002, is $2.3 million and from January 1, 2001 through December 31, 2001, is $3.1 million. During 2002 and 2001, 67,457 and 4,737 stock options were forfeited with a total grant date price of $0.5 million and $0.01 million, respectively. The outstanding option balance for the 2002 and 2001 grants under the Signator Stock Options Grant Program are 290,270 and 271,545, respectively, at December 31, 2002.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

In 2002, the Company anticipates a $12 million tax deduction on its tax return for employee stock option compensation. The Company plans to file its 2002 tax return by September 15, 2003. In 2001, the Company deducted $12.4 million on its tax return for employee stock option compensation. In 2000, the year of JHFS' initial public offering, the Company deducted an immaterial amount on its tax return for employee stock option compensation.

Stock Grants to Non-Executives

During March 2000, JHFS granted 281,084 shares of non-vested stock to key personnel at a weighted- average grant price per share of $14.34. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2000 through December 31, 2000 is $4.0 million. During 2002, 2001and 2000, 5,445, 12,142 and 50,837 shares of non-vested stock were forfeited with a total grant date exercise price of $0.1, $0.2 and $0.7 million, respectively. The outstanding share balance in the 2000 plan is 212,660 as of December 31, 2002.

During February and March 2001, JHFS granted 265,391 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $37.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2001 through December 31, 2001 is $9.9 million. During 2002 and 2001, 3,520 and 16,414 shares of non-vested stock were forfeited with a total grant-date exercise price of $0.1 million and $0.6 million, respectively. The outstanding share balance in the 2001 plan is 245,457 at December 31, 2002.

During February 2002, JHFS granted 153,900 total shares of non-vested stock to key personnel. The program was funded with cash and the shares were purchased on the open market at the weighted-average grant price of $38.22 per share. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002 is $5.9 million. During 2002, 66 shares of non-vested stock were forfeited with a total grant-date price of $0.01 million. The outstanding share balance in the 2002 plan is 153,834 at December 31, 2002.

Stock Grants to Executives

During 2001, JHFS granted 72,749 shares of non-vested stock to executive officers at a weighted-average grant price per share of $35.72. These grants of non-vested stock are forfeitable and vest at three or five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2002 and 2001, was $0.4 and $0.3 million, respectively. The total grant-date price of the non-vested stock granted from January 1, 2001 through December 31, 2001, is $2.6 million. During 2001, 14,000 shares of non-vested stock were forfeited with a total grant-date price of $0.5 million. There were no forfeitures in 2002. The outstanding share balance of these grants is 58,749 at December 31, 2002.

During January 2002, JHFS granted 550,000 shares of non-vested stock to the Company's policy committee at a weighted-average grant price per share of $41.62. These grants of non-vested stock are forfeitable and vest at five years of service with the Company. The Company amortizes compensation expense for the grant over the vesting period. Total amortization for the period ending December 31, 2002 was $4.6 million. The total grant-date price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $22.9 million. There were no forfeitures of this grant during 2002. The outstanding share balance of this grant is 550,000 at December 31, 2002.

During February 2002, JHFS granted 87,401 shares of non-vested stock to executive officers at a weighted-average grant price per share of $38.22. These grants of non-vested stock are forfeitable and vest at three years of service with the Company. The total grant-date exercise price of the non-vested stock granted from January 1, 2002 through December 31, 2002, is $3.3 million. There were no forfeitures of this grant during 2002. The outstanding share balance of this grant is 87,401 at December 31, 2002.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

Stock Grants to Board Members

During 2002 and 2001, JHFS issued 7,504 and 3,129 shares to Non-Employee Directors as payment of 50% of their quarterly retainer, respectively. These shares are not forfeitable and vest immediately. The total grant-date exercise price of this stock issued to non-employee directors from January 1, 2002 through December 31, 2002 is $0.3 million and from January 1, 2001 through December 31, 2001 is $0.1 million. In addition, in July 2001, the Company implemented a plan that would allow directors, at their discretion, to invest the second half of their quarterly retainer in the Company's common stock in lieu of receiving cash. The Company will match any investment at a rate of 50%. The restricted stock given as matching shares is forfeitable and vests over three years. For the period from July 1, 2001 through March 31, 2002, the restricted stock given as matching shares was purchased on the open market. As of April 1, 2002, the restricted stock given as matching shares is granted from the Non-Employee Long Term Stock Incentive Plan. At December 31, 2002 and 2001, 484 and 256 shares were matched under the program at a weighted-average grant price per share of $36.22 and $39.07, respectively. Of these shares, 120 were purchased on the open market and 364 were transferred from the Non-Employee Directors' Long-Term Stock Incentive Plan. Total expense recognized for the period ending December 31, 2002 and 2001 was $0.04 million and $0.01 million, respectively.

Stock Compensation Activity Subsequent to Year End

During January 2003, the Compensation Committee of the Board of Directors approved stock and stock option grants to the Policy Committee and certain key employees of the Company. The equity grants were made in compliance with the terms of the Long-Term Stock Incentive Plan. A total of 1.2 million shares of non-vested stock was granted, with a total grant date price of $32.9 million. A total of 0.5 million options were granted, with a grant date fair value of $6.0 per option as determined by the Black-Scholes option valuation model.

Note 17 - Goodwill and Other Intangible Assets

The Company recognizes purchased intangible assets which result from business combinations; goodwill, the value of business acquired (VOBA), and mutual fund investment management contracts acquired (management contracts). The excess of the cost over the fair value of identifiable assets acquired in business combinations is recorded as goodwill. The present value of estimated future profits of insurance policies in force related to businesses acquired is recorded as VOBA.

The management contract assets relate to the Company's mutual fund subsidiary, John Hancock Funds, Inc. (JHFunds) which purchased mutual fund investment contracts as part of its plan to grow its mutual fund management business. These contracts are identifiable intangible assets which are deemed to be indefinitely renewable by the Company, and are therefore indefinite lived assets under the guidance of SFAS 142.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The following tables set forth certain summarized financial information relating to the Company's purchased intangible assets as of the dates and periods indicated.

                                                   Accumulated
                                                   Amortization
                                   Gross Carrying   and Other     Net Carrying
                                       Amount        Changes         Amount
                                   --------------  ------------   ------------
                                                 (in millions)

December 31, 2002
Unamortizable intangible assets:
 Goodwill.......................       $166.7        $(58.1)         $108.6
 Management contracts...........         12.2          (7.0)            5.2
Amortizable intangible assets:
 VOBA...........................        201.7         (24.5)          177.2

December 31, 2001
Unamortizable intangible assets:
 Goodwill.......................       $174.1        $(58.1)         $116.0
 Management contracts...........          9.0          (7.0)            2.0
Amortizable intangible assets:
 VOBA...........................         97.4         (21.2)           76.2

                                            For the Years Ended December 31,
                                           ---------------------------------
                                             2002         2001        2000
                                           --------     --------    --------
Aggregate Amortization Expense                       (in millions)
Goodwill amortization, net of tax of $ -
 million, $3.6 million and $3.2 million,
 respectively.............................      --         $7.7       $ 8.1
Management contract amortization, net of
 tax of $ - million, $0.4 million and
  $0.4 million, respectively..............      --          0.7         0.7
VOBA amortization, net of tax of $1.1
 million,  $0.8 million and $0.7
 million, respectively....................    $2.0          1.5         1.4
                                              ----         ----       -----
Aggregate amortization expense, net of
 tax of $1.1 million,  $4.8 million and
 $4.3 million, respectively...............    $2.0         $9.9       $10.2
                                              ====         ====       =====

                                                     Tax Effect   Net Expense
                                                     ----------   -----------
Estimated future aggregate amortization expense
for the years ended December 31,                          (in millions)
2003..............................................      $4.2         $7.8
2004..............................................      $4.1         $7.6
2005..............................................      $4.7         $8.6
2006..............................................      $4.5         $8.4
2007..............................................      $4.1         $7.6

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The changes in the carrying value of goodwill, presented for each business segment, for the periods indicated, are as follows:

                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other  Consolidated
                        ----------  ---------  -----  ----------  ---------  ------------
                                                  (in millions)
Goodwill balance at
 January 1, 2001......    $76.5      $48.9              $ 0.9      $ 4.9        $131.2
Changes to goodwill
 during 2001:
 Amortization.........     (4.0)      (6.8)      --      (0.5)        --         (11.3)
 Goodwill acquired....       --         --       --        --         --            --
 Other adjustments (1)
  (2).................      1.0         --       --        --       (4.9)         (3.9)
                          -----      -----      ---     -----      -----        ------
Goodwill balance at
 December 31, 2001...     $73.5      $42.1       --     $ 0.4         --        $116.0
                          =====      =====      ===     =====      =====        ======

(1) Purchase price adjustments relating to the 1999 acquisition of the Fortis long term care insurance business resulted in an adjustment to goodwill relating to the Fortis business of $1.0 million.

(2)  The Company sold its Investors Guaranty Life Insurance Company business
     (IGL) in 2001 and as a result, disposed of $4.9 million of remaining goodwill related to IGL.

                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other  Consolidated
                        ----------  ---------  -----  ----------  ---------  ------------
                                                  (in millions)
Goodwill balance at
 January 1, 2002.......   $73.5       $42.1      --      $0.4                   $116.0
Changes to goodwill
 during 2002:
 Amortization..........      --          --      --        --         --            --
 Goodwill acquired.....      --          --      --        --         --            --
 Other adjustments (1)     (7.4)         --      --        --         --          (7.4)
                          -----       -----     ---      ----         -         ------
Goodwill balance at
 December 31, 2002.....   $66.1       $42.1      --      $0.4         --        $108.6
                          =====       =====     ===      ====         =         ======

(1) Purchase price negotiations with Fortis, Inc. were concluded during the first quarter of 2002, resulting in an adjustment of $(7.3) million to the goodwill related to the Company's 1999 acquisition of Fortis' long term care insurance business. Legal fees associated with these negotiations were finalized in the second quarter of 2002, resulting in a further adjustment to goodwill of $(0.1) million.

The changes in the carrying value of VOBA, presented for each business segment, for the periods indicated, are as follows:

                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other  Consolidated
                        ----------  ---------  -----  ----------  ---------  ------------
                                                  (in millions)
VOBA balance at
 January 1, 2001........  $81.3                                                  $81.3
Amortization and other
 changes during 2001:
 Amortization...........   (2.3)        --       --       --          --          (2.3)
 Adjustment to
  unrealized gains on
  securities
  available-for-sale....   (2.8)        --       --       --          --          (2.8)
                          -----        ---      ---      ---         ---         -----
VOBA balance at
 December 31, 2001......  $76.2         --       --       --          --         $76.2
                          =====        ===      ===      ===         ===         =====

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other  Consolidated
                        ----------  ---------  -----  ----------  ---------  ------------
                                                  (in millions)
VOBA balance at
 January 1, 2002.......  $ 76.2                                                 $ 76.2
Amortization and other
 changes during 2002:      (3.1)        --       --       --          --          (3.1)
 Amortization..........   104.3         --       --       --          --         104.3
 Adjustment to
  unrealized gains on
  securities
  available-for-sale...    (0.2)        --       --       --          --          (0.2)
                         ------        ---      ---      ---         ---        ------
VOBA balance at
 December 31, 2002.....  $177.2         --       --       --          --        $177.2
                         ======        ===      ===      ===         ===        ======

(1) The Company acquired a block of insurance business from Allmerica Financial Corporation on December 31, 2002, as discussed in Note 1 - Summary of Significant Accounting Policies above. This balance reflects the Company's best estimate of the VOBA as of December 31, 2002, however, this valuation is not complete and further future refinement of this estimate may be necessary.

The changes in the carrying value of management contracts, presented for each business segment, for the periods indicated, are as follows:

                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  Management  and Other  Consolidated
                        ----------  ---------  -----  ----------  ---------  ------------
                                                  (in millions)
Management contracts
 balance at January 1,
 2001...................             $ 3.0                                       $ 3.0
Amortization and other
 changes during 2001:
Amortization............    --        (1.0)      --       --          --          (1.0)
                           ---       -----      ---      ---         ---         -----
Management contracts
 balance at December
 31, 2001...............    --       $ 2.0       --       --          --         $ 2.0
                           ===       =====      ===      ===         ===         =====

                                      Asset           Investment  Corporate
                        Protection  Gathering  G&SFP  MAnagement  and Other  Consolidated
                        ----------  ---------  -----  ----------  ---------  ------------
                                                  (in millions)
Management contracts
 balance at January 1,
 2002 ...................   --        $2.0       --       --          --          $2.0
Amortization and other
 changes during 2002:
 Amortization............   --          --       --       --          --            --
 Management contracts
  acquired during the
  period (1).............   --         3.2       --       --          --           3.2
                           ---        ----      ---      ---         ---          ----
Management contracts
 balance at December
 31, 2002                   --        $5.2       --       --          --          $5.2
                           ===        ====      ===      ===         ===          ====

(1) This increase results from JHFund's purchase of the management contracts for the U.S. Global Leaders Growth Fund and the Pzena Focused Value Fund in 2002.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

The net income of the Company, if the Company had not amortized goodwill and management contracts prior to the adoption of SFAS No. 142, would have been as follows:

                                            For the Years Ended December 31,
                                            ---------------------------------
                                              2002         2001        2000
                                            --------     --------    --------
                                                     (in millions)

Net income:
As reported..............................    $458.9       $573.9      $792.2
Goodwill amortization, net of tax........        --          7.7         8.1
Management contract amortization, net of
 tax.....................................        --          0.7         0.7
                                             ------       ------      ------
Proforma (unaudited).....................    $458.9       $582.3      $801.0
                                             ======       ======      ======

Note 18 - Subsequent Events

On March 14, 2003, the Company sold three of its Home Office complex properties to Beacon Capital Partners for $910.0 million. As part of the transaction, the Company also provided Beacon Capital Partners with a long-term sub-lease of the Company's parking garage. The Company entered into a long-term lease of the space it now occupies in those buildings and plans on continuing to use them as its corporate headquarters.

Note 19 - Quarterly Results of Operations (unaudited)

The following is a summary of unaudited quarterly results of operations for 2002 and 2001:

                                                  2002                                        2001
                                -----------------------------------------   ------------------------------------------
                                 March       June     September  October     March       June     September   October
                                --------   --------   ---------  --------   --------   --------   ---------   --------
                                                                    (in millions)
Premiums and other
 considerations..............   $  803.6   $  834.9   $  817.9   $  882.9   $  751.3   $  826.7   $  778.0    $1,367.6
Net investment income........      887.7      888.8      878.4      926.1      918.0      913.9      920.3       894.0
Net realized investment and
 other losses, net of related
 amortization of deferred
 policy acquisition costs,
 amounts credited to
 participating pension
 contractholders, and the
 policyholder dividend
 obligation..................      (86.1)    (125.4)     (37.8)    (201.2)     (25.0)     (12.6)     (58.9)     (149.3)
                                --------   --------   --------   --------   --------   --------   --------    --------
Total revenues...............    1,605.2    1,598.3    1,658.5    1,607.8    1,644.3    1,728.0    1,639.4     2,112.3
Benefits and expenses........    1,424.9    1,472.4    1,490.1    1,514.9    1,442.5    1,471.6    1,420.5     2,022.0
                                --------   --------   --------   --------   --------   --------   --------    --------
Income before income taxes and
 cumulative effect of
 accounting changes..........      180.3      125.9      168.4       92.9      201.8      256.4      218.9        90.3
Cumulative effect of
 accounting changes, net of
 tax.........................         --         --         --         --        7.2         --         --          --
                                --------   --------   --------   --------   --------   --------   --------    --------
Net income (a)...............   $  131.8   $  101.6   $  133.3   $   92.2   $  148.5   $  182.0   $  158.7    $   84.7
                                ========   ========   ========   ========   ========   ========   ========    ========

(a) Balances reclassified for the adoption of the provisions of SOP 00-3, as outlined in Note 1- Summary of Significant Accounting Policies to the consolidated financial statements above. The adoption impacted net income by $(0.1) million, $2.4 million and $(5.9) million for the three months ended March 31, June 30 and September 30, 2001, respectively.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                      SCHEDULE I - SUMMARY OF INVESTMENTS -
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                             As of December 31, 2002
                                  (in millions)

COLUMN A                                   Column B   Column C        Column D

                                                                  AMOUNT AT WHICH
                                                                    SHOWN IN THE
                                                                    CONSOLIDATED
TYPE OF INVESTMENT                         COST (2)    (VALUE)     BALANCE SHEET
-----------------------------------------  ---------  ---------   ---------------
Fixed maturity securities,
 available-for-sale:
Bonds:
United States government and
 government Agencies and authorities ....  $   195.2  $   204.0      $   204.0
States, municipalities and political
 subdivisions ...........................      444.8      467.7          467.7
Foreign governments .....................      291.5      325.0          325.0
Public utilities ........................    4,355.3    4,308.0        4,308.0
Convertibles and bonds with warrants
 attached ...............................      447.0      462.4          462.4
All other corporate bonds ...............   34,899.2   35,689.0       35,689.0
Certificates of deposits ................        0.0         --             --
Redeemable preferred stock ..............      573.5      590.2          590.2
                                           ---------  ---------      ---------
Total fixed maturity securities,
 available-for-sale .....................  $41,206.5  $42,046.3      $42,046.3
                                           ---------  ---------      ---------
Equity securities, available-for-sale:
Common stocks:
Public utilities ........................         --         --             --
Banks, trust and insurance companies ....         --         --             --
Industrial, miscellaneous and all
 other ..................................  $   230.3  $   273.0      $   273.0
Non-redeemable preferred stock ..........       77.2       76.6           76.6
                                           ---------  ---------      ---------
Total equity securities,
 available-for-sale .....................  $   307.5  $   349.6      $   349.6
                                           ---------  ---------      ---------
Fixed maturity securities,
 held-to-maturity:
Bonds
United States government and
 government agencies and authorities ....  $    15.3  $    16.1      $    15.3
States, municipalities and political
 subdivisions ...........................      369.9      383.3          369.9
Foreign governments .....................         --         --             --
Public utilities ........................      142.0      141.9          142.0
Convertibles and bonds with warrants
 attached ...............................         --         --             --
All other corporate bonds ...............    1,199.8    1,235.9        1,199.8
Certificates of deposits ................         --         --             --
Redeemable preferred stock ..............         --         --             --
                                           ---------  ---------      ---------
Total fixed maturity securities,
 held-to-maturity .......................  $ 1,727.0  $ 1,777.2      $ 1,727.0
                                           ---------  ---------      ---------

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                      SCHEDULE I - SUMMARY OF INVESTMENTS -
              OTHER THAN INVESTMENTS IN RELATED PARTIES (CONTINUED)
                             As of December 31, 2002
                                  (in millions)

COLUMN A                                     Column B   Column C       Column D

                                                                   AMOUNT AT WHICH
                                                                     SHOWN IN THE
                                                                     CONSOLIDATED
TYPE OF INVESTMENT                           COST (2)   (VALUE)     BALANCE SHEET
---------------------------------------      ---------  --------  ------------------
Equity securities, trading:
Common stocks:
Public utilities .........................          --      --               --
Banks, trust and insurance companies .....          --      --               --
Industrial, miscellaneous and all other ..   $     0.3   $ 0.7        $     0.7
Non-redeemable preferred stock ...........          --      --               --
                                             ---------   -----        ---------
Total equity securities, trading .........   $     0.3   $ 0.7        $     0.7
                                             ---------   -----        ---------
Mortgage loans on real estate, net (1) ...   $10,407.6    XXXX        $10,296.5
Real estate, net:
Investment properties (1) ................       222.6    XXXX            173.2
Acquired in satisfaction of debt (1) .....        85.9    XXXX             82.1
Policy loans .............................     2,014.2    XXXX          2,014.2
Other long-term investments (2) ..........     2,839.1    XXXX          2,839.1
Short-term investments ...................       137.3    XXXX            137.3
                                             ---------   -----        ---------
Total investments ........................   $58,894.8    XXXX        $59,666.0
                                             =========   =====        =========

(1) Difference between Column B and Column D is primarily due to valuation allowances and accumulated depreciation of real estate. See notes to the audited consolidated financial statements.

(2) Difference between Column B and Column C is primarily due to operating gains (losses) of investments in limited partnerships.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

              SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION -
  As of December 31, 2002, 2001, and 2000 and for each of the years then ended
                                  (in millions)

COLUMN A                     Column B     Column C      Column D     Column E    Column F

                                           FUTURE                      OTHER
                                           POLICY                     POLICY
                                          BENEFITS,                   CLAIMS
                             DEFERRED      LOSSES,                      AND
                              POLICY     CLAIMS AND                  BENEFITS
                            ACQUISITION     LOSS        UNEARNED     AVAILABLE   PREMIUM
SEGMENT                        COSTS      EXPENSES     PREMIUMS (1)     (1)      REVENUE
--------------------------  -----------  ----------   -------------  ---------   --------
2002:
Protection ...............   $2,657.8     $20,715.3      $300.3       $108.2     $1,506.0
Asset Gathering ..........      681.2       8,952.8          --          0.1         29.3
Guaranteed & Structured
 Financial Products ......        8.6      26,845.4        68.6          2.9         18.3
Investment Management ....         --         225.0          --           --           --
Corporate & Other ........        5.0         819.5          --         49.5        430.6
                             --------     ---------      ------       ------     --------
 Total ...................   $3,352.6     $57,558.0      $368.9       $160.7     $1,984.2
                             ========     =========      ======       ======     ========

2001:
Protection ...............   $2,557.1     $18,369.2      $280.4       $102.0     $1,363.8
Asset Gathering ..........      616.2       6,689.4          --          0.1         74.8
Guaranteed & Structured
 Financial Products ......        8.8      24,375.1        65.7          4.9        483.3
Investment Management ....         --            --          --           --           --
Corporate & Other ........        4.2       1,284.4        (0.1)        96.8        430.0
                             --------     ---------      ------       ------     --------
 Total ...................   $3,186.3     $50,718.1      $346.0       $203.8     $2,351.9
                             ========     =========      ======       ======     ========

2000:
Protection ...............   $2,455.7     $16,671.2      $262.6       $ 89.9     $1,295.5
Asset Gathering ..........      558.2       5,619.9          --         (4.5)        63.4
Guaranteed & Structured
 financial Products ......        8.5      21,944.2        60.4          0.7        620.3
Investment Management ....         --            --          --           --           --
Corporate & Other ........        4.7       1,488.3         0.1        170.3        411.5
                             --------     ---------      ------       ------     --------
 Total ...................   $3,027.1     $45,723.6      $323.1       $256.4     $2,390.7
                             ========     =========      ======       ======     ========

(1) Unearned premiums and other policy claims and benefits payable are included in these amounts.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

  As of December 31, 2002, 2001, and 2000 and for each of the years then ended
                                  (in millions)

COLUMN A                     COLUMN B       COLUMN C           COLUMN D        COLUMN E

                                                           AMORTIZATION OF
                                                           DEFERRED POLICY
                                                          ACQUISITION COSTS,
                                                              EXCLUDING
                                                               AMOUNTS
                                            BENEFITS,       RELATED TO NET
                                         CLAIMS, LOSSES,       REALIZED
                                SET            AND          INVESTMENT AND       OTHER
                            INVESTMENT     SETTLEMENT        OTHER GAINS       OPERATING
SEGMENT                       INCOME        EXPENSES           (LOSSES)        EXPENSES
--------------------------  ----------   ---------------  ------------------   ---------
2002:
Protection ...............   $1,310.7       $1,787.6           $171.1          $  346.7
Asset Gathering ..........      575.7          446.7            140.5             353.5
Guaranteed & Structured
 Financial Products ......    1,703.9        1,186.8              2.2             135.3
Investment Management ....       15.1             --               --              92.1
Corporate & Other ........      (24.4)         384.1             (0.4)            299.9
                             --------       --------           ------          --------
 Total ...................   $3,581.0       $3,805.2           $313.4          $1,227.5
                             ========       ========           ======          ========

2001:
Protection ...............   $1,258.5       $1,603.3           $171.3          $  346.0
Asset Gathering ..........      498.5          441.6             75.0             452.4
Guaranteed & Structured
 Financial Products ......    1,834.5        1,869.2              2.4             107.0
Investment Management ....       28.7             --               --              97.9
Corporate & Other ........       26.0          414.0              0.3             224.5
                             --------       --------           ------          --------
 Total ...................   $3,646.2       $4,328.1           $249.0          $1,227.8
                             ========       ========           ======          ========

2000:
Protection ...............   $1,196.3       $1,550.1           $106.0          $  405.2
Asset Gathering ..........      445.8          371.3             78.8             557.2
Guaranteed & Structured
 Financial Products ......    1,741.9        1,963.4              2.6             108.8
Investment Management ....       22.7             --               --             132.7
Corporate & Other ........      157.2          362.6             (0.3)             84.9
                             --------       --------           ------          --------
 Total ...................   $3,563.9       $4,247.4           $187.1          $1,288.8
                             ========       ========           ======          ========

(2) Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

                       JOHN HANCOCK LIFE INSURANCE COMPANY

                            SCHEDULE IV - REINSURANCE
  As of December 31, 2002, 2001, and 2000 and for each of the years then ended
                                  (in millions)

                                                                             PERCENTAGE OF
                                       CEDED TO   ASSUMED FROM                  AMOUNT
                            GROSS       OTHER        OTHER                    ASSUMED TO
                            AMOUNT    COMPANIES    COMPANIES    NET AMOUNT        NET
                          ----------  ----------  ------------  ----------  ---------------
2002:
Life insurance in
 force ................   $308,858.4  $179,098.5   $34,544.8    $164,304.7       21.0%
                          ----------  ----------   ---------    ----------
Premiums:
Life insurance ........      1,946.0       735.0       305.4       1,516.4       20.1%
Accident and health
 Insurance ............        619.0       315.1       163.9         467.8       35.0%
                          ----------  ----------   ---------    ----------
 Total ................   $  2,565.0  $  1,050.1   $   469.3    $  1,984.2       23.7%
                          ==========  ==========   =========    ==========

2001:
Life insurance in
 force ................   $282,557.8  $107,601.2   $27,940.6    $202,897.2       13.8%
                          ==========  ==========   =========    ==========
Premiums:
Life insurance ........      2,551.6       787.6       233.2       1,997.2       11.7%
Accident and health
 Insurance ............        529.1       368.9       194.5         354.7       54.8%
                          ----------  ----------   ---------    ----------
 Total ................   $  3,080.7  $  1,156.5   $   427.7    $  2,351.9       18.2%
                          ==========  ==========   =========    ==========

2000:
Life insurance in
 force ................   $245,171.2  $ 49,119.2   $27,489.1    $223,541.0       12.3%
                          ==========  ==========   =========    ==========
Premiums:
Life insurance ........      2,369.9       313.7       279.0       2,335.2       11.9%
Accident and health
 Insurance ............        810.4       941.3       186.4          55.5      335.9%
                          ----------  ----------   ---------    ----------
 Total ................   $  3,180.3  $  1,255.0   $   465.4    $  2,390.7       19.5%
                          ==========  ==========   =========    ==========

Note: The life insurance caption represents principally premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment products and the universal life insurance products.

The condensed financial information should be read in conjunction with the audited consolidated financial statements and notes thereto.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS.

1.       Condensed Financial Information, Part A.

2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account U, Part B.

3.       Statement of Operations, John Hancock Variable Annuity Account U, Part
         B.

4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account U, Part B.

5.       Notes to Financial Statements, John Hancock Variable Annuity Account U,
         Part B.

6.       Consolidated Balance Sheets, John Hancock Life Insurance Company, Part
         B.

7. Notes to Consolidated Financial Statements, John Hancock Life Insurance Company, Part B.

(B) EXHIBITS:

1. John Hancock Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account U, dated April 8, 1996; incorporated herein by reference to the Registrant's Registration Statement, filed with the Commission on July 18, 1996.

2.       Not Applicable.

3. (a) Form of Distribution and Servicing Agreement by Signator Investors, Inc. (formerly known as "John Hancock Distributors, Inc."), John Hancock Life Insurance Company (formerly known as "John Hancock Mutual Life Insurance Company"), and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 23, 1997.

     (b) Specimen Variable Contracts Selling Agreement between Signator Investors, Inc., and selling broker-dealers, incorporated by reference to Post-Effective Amendment Number 5 to File 333-16949, filed on Form N-4 on November 17, 2000.

4. Form of periodic payment immediate annuity contract, incorporated by reference from Form N-4 to Post-Effective Amendment No. 29 to File 811-2143, filed on June 19, 2001.

5. Form of annuity contract application, incorporated by reference from Form N-4 to Post-Effective Amendment No. 29 to File No. 811-2143, filed on June 19, 2001.

6. (a) John Hancock Life Insurance Company's Restated Articles of Organization, are incorporated by reference from Form S-6 to Post-Effective Amendment No. 10 to File No. 333-76662, filed on March 7, 2001.

     (b) John Hancock's Articles of Amendment are incorporated by reference from Pre-Effective Amendment No. 1 to File No. 333-91448, filed on September 23, 2002.

     (c) John Hancock Life Insurance Company's Amended and Restated By-Laws are hereby incorporated by reference to the Annual Report filed on Form 10-K, file No. 333-45862, filed with the Commission on March 28, 2002.

7.       Not Applicable.

8. (a) Form of Participation Agreement is incorporated by reference to Post-Effective Amendment No. 3 to File No. 333-81103, filed on Form N-4 on May 1, 2001.

9. Opinion and Consent of Counsel, incorporated herein by reference to Registrants Pre-Effective Amendment No. 1, filed with the Commission on December 21, 2001.

10.  (a) Representation of counsel, filed herewith.

     (b) Consent of independent auditors, filed herewith.

     (c) Power of attorney for David F. D'Alessandro, Foster L. Aborn, Wayne A. Budd, John M. Connors, Jr., John M. De Ciccio, Richard B. DeWolfe, Robert E. Fast, Thomas P. Glynn, Michael C. Hawley, Edward H. Linde, Judith A. McHale, R. Robert Popeo, Richard F. Syron and Robert J. Tarr are incorporated by reference to Post-Effective Amendment No. 2 to File No. 333-70734, filed on September 12, 2002. Power of attorney for Robert J. Davis, incorporated by reference to Post-Effective Amendment No. 6 to File No. 333-84783, filed on February 13, 2003.

11.      Not Applicable.

12.      Not Applicable.

13. Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc., filed on Form 10K (File No. 1-15670) on March 20, 2003.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Directors                Positions with the Depositor
--------------           -------------------------------------
Foster L. Aborn          Director
Wayne A. Budd            Director, Executive Vice President and
                         General Counsel
John M. Connors, Jr.     Director
David F. D'Alessandro    Chairman, President and Chief Executive Officer
Robert J. Davis          Director
John M. De Ciccio        Director, Executive Vice President and Chief
                         Investment Officer
Richard B. DeWolfe       Director
Robert E. Fast           Director
Thomas P. Glynn          Director
Michael C. Hawley        Director
Edward H. Linde          Director
Judith A. McHale         Director
R. Robert Popeo          Director
Richard F. Syron         Director
Robert J. Tarr, Jr.      Director


Executive Officers
------------------
Thomas E. Moloney        Senior Executive Vice President and Chief Financial
                         Officer
Derek Chilvers           Executive Vice President, John Hancock, Chairman and
                         Chief Executive Officer of John Hancock International
                         Holdings, Inc.
Michael Bell             Senior Executive Vice President
James M. Benson          Senior Executive Vice President
Maureen R. Ford          Executive Vice President
James E. Collins         Vice President and Corporate Secretary
Robert F. Walters        Executive Vice President and Chief Information Officer

The principal business address for each of the above-named directors and officers of John Hancock is John Hancock Life Insurance Company, John Hancock Place, P.O. Box 111, Boston, MA 02117.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

Registrant is a separate account of JHLICO, operated as a unit investment trust. Registrant supports benefits payable under JHLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Registrant and other separate accounts of John Hancock and JHLICO own controlling interests of the Trust's outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct John Hancock and JHLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHLICO directly controls Registrant.

Diagram of Subsidiaries of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Variable Life Insurance Company, are incorporated by reference from the annual report of John Hancock Financial Services, Inc., filed on Form 10K (File No. 1-15670) on March 20, 2003.

ITEM 27. NUMBER OF CONTRACT OWNERS

Registrant had 45,935 Contract Owners as of March 1, 2003.

ITEM 28. INDEMNIFICATION

Pursuant to Article 8 of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

(a) Signator Investors, Inc. is the principal underwriter for the Fund, John Hancock Variable Annuity Accounts, I, JF, U, V, and H, and John Hancock Variable Life Accounts S, U, V, and UV.

(b)      OFFICERS / DIRECTORS of SIGNATOR INVESTORS, INC.

         NAME                               TITLE
         ----                               -----
         James M. Morris, II                Chairman, CEO and Director
         Wendy A. Benson                    President, COO and Director
         Robert H. Watts                    Executive Vice President Director
         Katherine P. Klingler              Vice President
         Richard A. Brown                   Treasurer
         John A. Morin                      Secretary/Clerk
         Daniel L. Ouellette                Director
         Gregory P. Winn                    Director
         Wayne A. Budd                      Director
         Jeremiah R. Healey, Jr.            Director
         Kendall P. Morgan                  Director

         -----------
         All of the above-named officers and directors can be contacted at the following business address: Signator Investors, Inc., 197 Clarendon Street, C-8, Boston, MA 02117.

(c) The information under "Distribution" in the statement of additional information, forming a part of this registration statement, is incorporated herein by reference.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by
Section 31 (a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

Signator Investors, Inc., John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. JHVLICO (at the same address), in its capacity as Registrant's depositor, and John Hancock (at the same address), in its capacities as Registrant's investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and the (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

(e) John Hancock Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has caused this amendment to the registration statement to be signed on its behalf, in the City of Boston and the Commonwealth of Massachusetts, on April 28, 2003.

                             ON BEHALF OF REGISTRANT

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                                  (REGISTRANT)

                         John Hancock Life Insurance Company

                         By:  /s/ DAVID F. D'ALESSANDRO
                              -------------------------------------------
                              David F. D'Alessandro
                              Chairman, President and Chief Executive Officer

                         John Hancock Life Insurance Company
                                   (DEPOSITOR)

                         By:  /s/ DAVID F. D'ALESSANDRO
                              -------------------------------------------
                              David F. D'Alessandro
                              Chairman, President and Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         --------------------------
         Ronald J. Bocage
         Vice President and Counsel

As required by the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                           Date
-------------                  --------                        ----------

/s/  THOMAS E. MOLONEY         Senior Executive Vice           April 28, 2003
---------------------------    President and Chief Financial
      Thomas E. Moloney        Officer (Principal Financial
                               Officer and Principal
                               Accounting Officer)

/s/ DAVID F. D'ALESSANDRO      Chairman, President and Chief   April 28, 2003
---------------------------    Executive Officer (Principal
     David F. D'Alessandro     Executive Officer)
     for himself and as
     Attorney-in-Fact For:

Foster L. Aborn                Director
Wayne A. Budd                  Director
John M. Connors, Jr.           Director
Robert J. Davis                Director
John M. De Ciccio              Director
Richard B. DeWolfe             Director
Robert E. Fast                 Director
Thomas P. Glynn                Director
Michael C. Hawley              Director
Edward H. Linde                Director
Judith A. McHale               Director
R. Robert Popeo                Director
Richard F. Syron               Director
Robert J. Tarr, Jr.            Director

Pursuant to the requirements of the Securities Act of 1933, the Registrant, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on April 28, 2003.

                             ON BEHALF OF REGISTRANT

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U
                                  (REGISTRANT)

                          John Hancock Life Insurance Company

                          By:  /s/ DAVID F. D'ALESSANDRO
                               -------------------------------------------
                               David F. D'Alessandro
                               Chairman, President and Chief Executive Officer

                          John Hancock Life Insurance Company
                                    (DEPOSITOR)

                          By:  /s/ DAVID F. D'ALESSANDRO
                               -------------------------------------------
                               David F. D'Alessandro
                               Chairman, President and Chief Executive Officer

Attest:  /s/ RONALD J. BOCAGE
         --------------------
         Ronald J. Bocage
         Vice President and Counsel

                                INDEX TO EXHIBITS

                                    FORM N-4

                     JOHN HANCOCK VARIABLE ANNUITY ACCOUNT U

Exhibits
--------

10(a)     Representation of Counsel
10(b)     Consent of Independent Auditors